  As filed with the Securities and Exchange Commission on October 30, 1996

                                                       Registration No. 33-94846
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                 AMENDMENT NO. 3

                                       to

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                             -----------------------
                                   SIGNET BANK
                    (formerly known as Signet Bank/Maryland)
             (Exact name of registrant as specified in its charter)

      Virginia                                  6022                             54-1088621
(State or other jurisdic-           (Primary Standard Industrial              (I.R.S. employer
tion of incorporation                Classification Code Number)             identification number)
or organization)

                             7 North Eighth Street
                           Richmond, Virginia 23219
                                (804) 747-2000

                  (Address, including zip code, and telephone
                        number, including area code, of
                   registrant's principal executive offices)
                            -----------------------
                                Sara R. Wilson
                       Executive Vice President, General
                        Counsel and Corporate Secretary
                                  Signet Bank
                             7 North Eighth Street
                                P.O. Box 25970
                           Richmond, Virginia 23260
                                (804) 771-7416
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                            ----------------------
                                  Copies to:

      Joseph C. Carter, III, Esq.                    Daniel M. Rossner, Esq.
McGuire, Woods, Battle & Boothe, L.L.P.                 Brown & Wood L.L.P.
One James Center, 901 East Cary Street               One World Trade Center
       Richmond, Virginia 23219                     New York, New York 10048

         Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as market conditions warrant.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[_]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statements for the same offering. [_]

         If this Form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statements for the same offering.[_]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[_]

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================================
                                                                 Proposed               Proposed
         Title of Each                                            Maximum               Maximum
      Class of Securities              Amount to be           Offering Price            Aggregate                  Amount of
       to be Registered                 Registered             per Unit (1)        Offering Price (1)         Registration Fee(2)
-----------------------------------------------------------------------------------------------------------------------------------
 Asset Backed Securities.......        $580,420,500                100%               $580,420,500                 $200,145
===================================================================================================================================

         (1) Estimated solely for the purpose of determining the amount of the registration fee in accordance with Rule 457 under the Securities Act of 1933.
         (2)  Previously paid.

                       -----------------------------------
        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

        Signet Bank intends to make an offering of a portion of the securities registered under this registration statement as permitted by Rule 430A. The form of prospectus supplement contained herein is for such offering only and will, when completed, be filed pursuant to Rule 424(b). Prospectus supplements used in connection with offerings of other securities registered hereunder will include only the basic prospectus and may be in a different form and contain other information.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A        +
+ REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + + SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+ OFFERS TO BUY BE ACCEPTED WITHOUT THE DELIVERY OF A FINAL PROSPECTUS         +
+ SUPPLEMENT AND PROSPECTUS. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING + + PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN + + OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN +
+ WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO            +
+ REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.   +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


              SUBJECT TO COMPLETION DATED October 30, 1996

           PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED _______, 1996

                                $ ______________
                        Signet Student Loan Trust 1996-A
             $_________ Floating Rate Class A-1 Asset Backed Notes
             $_________ Floating Rate Class A-2 Asset Backed Notes
               $_________ Floating Rate Asset Backed Certificates
                      ____________________________________

                                  Signet Bank
                                     Seller
                           __________________________

   The Signet Student Loan Trust 1996-A (the "Trust") will issue $________ aggregate principal amount of Floating Rate Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $_________ aggregate principal amount of Floating Rate Class A-2 Asset Backed Notes (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Notes") and $_______ aggregate principal amount of Floating Rate Asset Backed Certificates (the "Certificates"). The Assets of the Trust will include a pool of guaranteed education loans to students and parents of students purchased by The First National Bank of Chicago, as eligible lender trustee on behalf of the Trust (the "Eligible Lender Trustee"), from Signet Bank (the "Seller") (such loans, together with any Additional Student Loans acquired from the Seller, the "Financed Student Loans"), collections and other payments with respect to the Financed Student Loans, and monies on deposit in certain trust accounts (including the Collection Account, the Reserve Account and the Pre-
Funding Account).                                  (Continued on following page)

   Prospective investors should consider the factors set forth under "Risk Factors" herein at page S-_ and in the accompanying Prospectus at page _.
                      ____________________________________

   THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN, AND THE NOTES REPRESENT OBLIGATIONS OF, THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE SELLER, THE ELIGIBLE LENDER TRUSTEE, THE MASTER SERVICER, THE INDENTURE TRUSTEE, ANY SUBSERVICER, ANY GUARANTOR OR ANY AFFILIATE THEREOF. NEITHER THE CERTIFICATES NOR THE NOTES ARE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.
                      ____________________________________

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                     ____________________________________

                   Price to the       Underwriting           Proceeds to the
                    Public (1)         Discount(2)            Seller(1)(3)
                   ------------       -------------          -------------
Per Class A-1 Note
Per Class A-2 Note
Per Certificate
Total
____________________________

(1)  Plus accrued interest, if any, from _____ __, 1996.
(2) Underwriting discount only applies to $__________ aggregate principal amount of Notes and $________ aggregate principal amount of Certificates that are offered by _________________________________.
(3) Before deducting offering expenses payable by the Seller, estimated at $______.
                      ____________________________________
  The Notes and the Certificates are offered by the several Underwriters subject to prior sale, and subject to the Underwriters' right to reject orders in whole or in part. It is expected that delivery of the Notes and the Certificates in book-entry form will be made through the facilities of The Depository Trust Company on the Same Day Funds Settlement System and in the case of the Notes, Cedel Bank, societe anonyme, and the Euroclear System on or about _____ __, 1996.

                                 [Underwriters]

            The date of this Prospectus Supplement is ____ __, 1996.

(Continued from preceding page)

The Notes will be collateralized by the assets of the Trust. The interests of the Certificateholders in the assets of the Trust will be subordinated to payments of interest and principal due on the Notes to the extent described herein. After the Closing Date, certain Additional Fundings will be made from time to time by or on behalf of the Trust, as described herein.

    Subject to certain limitations described herein, the per annum rate of interest for each Interest Period, other than the initial Interest Period, will equal one-month LIBOR (determined as described herein) plus ______% with respect to the Class A-1 Notes and one month LIBOR plus ______% with respect to the Class A-2 Notes. Interest for the initial Interest Period will be calculated as described herein. Interest on the Notes will be payable monthly on or about the twenty-fifth day of each month (each, an "Interest Payment Date"), commencing __________________, 1996. Principal on the Notes will be payable quarterly on or about each __________, ___________, __________ and ________ of each year, commencing on ___________, 1997 (each, a "Distribution Date") provided, however, that no principal payments with respect to the Class A-2 Notes will be made until the Class A-1 Notes are paid in full. Interest for each Interest Period, other than the initial Interest Period, at a rate per annum equal, subject to certain limitations described herein, to one-month LIBOR plus ____%, on the Certificates will be distributed on each Interest Payment Date. Interest for the initial Interest Period will be calculated as described herein. Principal on the Certificates will be distributed on each Distribution Date; provided, however, that no principal payments with respect to the Certificates will be made until the Class A-2 Notes are paid in full.

    The Final Distribution Date for the Class A-1 Notes will be the _____ ____Distribution Date, the final Distribution Date for the Class A-2 Notes will be the _________ Distribution Date and the final maturity date for the Certificates will be the _________ Distribution Date. However, payment in full of the Notes and the Certificates could occur other than on such dates as described herein. In addition, the outstanding Class A-2 Notes will be redeemed and the Certificates will be repaid on any Distribution Date on which the Seller exercises its option to purchase the Financed Student Loans, exercisable when the aggregate principal balance of the Financed Student Loans is reduced to 10% or less of the Initial Pool Balance.

    Signet Bank, a Virginia banking corporation ("Signet"), will serve as Master Servicer and Administrator for the Financed Student Loans. The Financed Student Loans will include loans guaranteed to the extent described herein by Texas Guaranteed Student Loan Corporation ("TGSLC"), United Student Aid Funds ("USAF") and Educational Credit Management Corporation ("ECMC") (each of TGSLC, USAF and ECMC a "Guarantor", and, collectively, the "Guarantors"), which are in each case reinsured to the extent described herein by the United States Department of Education (the "Department").


                      ____________________________________

    THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE NOTES AND THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES OR THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. TO THE EXTENT ANY STATEMENTS IN THIS PROSPECTUS SUPPLEMENT CONFLICT WITH STATEMENTS IN THE PROSPECTUS, THE STATEMENTS IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.

    IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE NOTES AND THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


                           REPORTS TO SECURITYHOLDERS

    Unless and until Definitive Notes or Definitive Certificates are issued, quarterly and annual unaudited reports containing information concerning the Financed Student Loans will be prepared by the Administrator and sent on behalf of the Trust only to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Notes and the Certificates. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Reports to Securityholders" in the Prospectus. The Trust will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

                                SUMMARY OF TERMS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Principal Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.


Issuer ..............................   Signet Student Loan Trust 1996-A (the
                                          "Trust")

Securities Offered ..................   Floating Rate Class A-1 Asset Backed
                                          Notes (the "Class A-1 Notes") in the
                                          aggregate principal amount of
                                          $________, Floating Rate Class A-2
                                          Asset Backed Notes (the "Class A-2
                                          Notes" and, together with the Class A-
                                          1 Notes, the "Notes") in the aggregate
                                          principal amount of $________ and
                                          Floating Rate Asset Backed
                                          Certificates (the "Certificates" and,
                                          together with the Notes, the
                                          "Securities") in the aggregate
                                          principal amount of $________.

                                        Persons acquiring beneficial ownership
                                          interests in the Notes will hold their
                                          interests in the Notes through The
                                          Depository Trust Company ("DTC") in
                                          the United States or Cedel Bank,
                                          societe anonyme ("Cedel") or the
                                          Euroclear System ("Euroclear") in
                                          Europe and persons acquiring
                                          beneficial ownership interests in the
                                          Certificates will hold their interests
                                          in the Certificates through DTC. See
                                          "Description of the Securities--
                                          Book-Entry Registration" herein.

Seller .............................    Signet Bank, a Virginia banking
                                          corporation ("Signet"), as seller
                                          (the "Seller").  See "The Seller, the
                                          Master Servicer and the Subservicers"
                                          and "Assumption of Signet's
                                          Obligations" in the Prospectus.

Master Servicer ....................    Signet, as Master Servicer on behalf
                                          of the Trust (the "Master Servicer")
                                          pursuant to a Master Servicing
                                          Agreement to be dated as of
                                          ______________, 1996 (as amended and
                                          supplemented from time to time, the
                                          "Master Servicing Agreement") among
                                          the Trust, the Master Servicer and the
                                          Eligible Lender Trustee. See "The
                                          Seller, the Master Servicer and the
                                          Subservicers" in the Prospectus.

Eligible Lender Trustee ............    The First National Bank of Chicago, a
                                          national banking association, as
                                          trustee under the Trust Agreement and
                                          holder of legal title to the Financed
                                          Student Loans on behalf of the Trust
                                          (the "Eligible Lender Trustee"). See
                                          "Formation of the Trust" herein and
                                          "Formation of the Trust--Eligible
                                          Lender Trustee" in the Prospectus.

Indenture Trustee ..................    The Bank of New York, a New York
                                          banking corporation (the "Indenture
                                          Trustee"), as trustee under the
                                          Indenture.

Administrator ......................    Signet, as administrator (the
                                          "Administrator") on behalf of the
                                          Trust pursuant to an Administration
                                          Agreement to be dated as of _______
                                          __, 1996 (as amended and supplemented
                                          from time to time, the "Administration
                                          Agreement"), among the Administrator,
                                          the Trust and the Indenture Trustee.

The Trust ..........................    The Trust will be established under
                                          the laws of _________ by a Trust
                                          Agreement to be dated as of ______ __,
                                          1996 (as amended and supplemented from
                                          time to time, the "Trust Agreement"),
                                          among the Seller, a newly-organized
                                          affiliate of the Seller which will be
                                          formed prior to the Closing Date (the
                                          "Company") and the Eligible Lender
                                          Trustee. The activities of the Trust
                                          and the Eligible Lender Trustee are
                                          limited by the terms of the Trust
                                          Agreement to acquiring, owning and
                                          managing the Financed Student Loans
                                          and the other assets of the Trust as
                                          described herein, issuing the
                                          Securities, making payments thereon
                                          and other activities related thereto.

Assets of the Trust ................    The assets of the Trust will include
                                          the following:

   A. Financed Student Loans .......    The Financed Student Loans will consist
                                          of certain guaranteed education loans
                                          to students and parents of students
                                          ("Student Loans") and will include
                                          rights to receive payments made with
                                          respect to such Financed Student Loans
                                          and the proceeds thereof. On or prior
                                          to ______ __, 1996 (the "Closing
                                          Date"), the Seller will sell Student
                                          Loans (the "Initial Financed Student
                                          Loans") having an aggregate principal
                                          balance of approximately
                                          $______________ (the "Initial Pool
                                          Balance") as of ______ __, 1996 (the
                                          "Cutoff Date"), to the Eligible Lender
                                          Trustee on behalf of the Trust
                                          pursuant to a Loan Sale Agreement to
                                          be dated as of ______ __, 1996 (as
                                          amended and supplemented from time to
                                          time, the "Loan Sale Agreement"),
                                          among the Seller, the Trust and the
                                          Eligible Lender Trustee. Following the
                                          Cutoff Date, it is anticipated that,
                                          subject to certain conditions
                                          described herein, additional Student
                                          Loans (the "Additional Student Loans,"
                                          and together with the Initial Financed
                                          Student Loans, the "Financed Student
                                          Loans") will be acquired by the Trust,
                                          as described below.

                                        The Financed Student Loans are
                                          guaranteed to the extent described
                                          herein as to the payment of principal
                                          and interest by Texas Guaranteed
                                          Student Loan Corporation ("TGSLC"),
                                          United Student Aid Funds ("USAF") and
                                          Educational Credit Management
                                          Corporation ("ECMC") (each of TGSLC,
                                          USAF, and ECMC a "Guarantor", and,
                                          collectively, the "Guarantors"), which
                                          are in each case reinsured to the
                                          extent described herein by the
                                          Department. Financed Student Loans
                                          made before October l, 1993 are 100%
                                          guaranteed by the applicable
                                          Guarantor, and reinsured against
                                          default by the Department up to 100%
                                          of Guarantee Payments. Financed
                                          Student Loans made on or after October
                                          l, 1993 are 98% guaranteed by the
                                          applicable Guarantor,
                                          and reinsured against default by the
                                          Department up to a maximum of 98% of
                                          Guarantee Payments. All references
                                          herein to the guarantee and
                                          reinsurance coverage with respect to
                                          the Financed Student Loans shall be
                                          understood to mean such 100%
                                          guarantee, and 100% maximum
                                          reinsurance coverage, respectively,
                                          with respect to Financed Student Loans
                                          made before October l, 1993 and such
                                          98% guarantee and 98% maximum
                                          reinsurance coverage, respectively,
                                          with respect to Financed Student Loans
                                          made on or after October l, 1993. As
                                          of the Cutoff Date, __% of the Initial
                                          Financed Student Loans were made
                                          before October 1, 1993, and __% were
                                          made after that date.

                                        Certain incentive programs currently
                                          or hereafter made available by the
                                          Seller to borrowers may also be made
                                          available by the Master Servicer to
                                          borrowers with Financed Student Loans.
                                          Any such incentive program that
                                          effectively reduces borrower payments
                                          on Financed Student Loans and is not
                                          required by the Act will be applicable
                                          to the Financed Student Loans only if
                                          and to the extent that the Master
                                          Servicer received payment from the
                                          Seller in an amount sufficient to
                                          offset such effective yield
                                          reductions. See "Risk Factors--
                                          Incentive Programs" herein.

                                        As of the Cutoff Date, the weighted
                                          average interest rate per annum with
                                          respect to the Initial Financed
                                          Student Loans was approximately ____%
                                          (based on the applicable interest
                                          rates as of the Cutoff Date), the
                                          weighted average remaining term to
                                          maturity (exclusive of any future
                                          deferral or forbearance periods and
                                          assuming expected graduation dates and
                                          typical grace periods) of the Initial
                                          Financed Student Loans was
                                          approximately _____ months and the
                                          weighted average original term to
                                          maturity (exclusive of any future
                                          deferral or forbearance periods) of
                                          the Initial Financed Student Loans was
                                          approximately _____ months. As of the
                                          Cutoff Date, approximately _____% by
                                          principal balance of the Initial
                                          Financed Student Loans are guaranteed
                                          by TGSLC, approximately _____% by USAF
                                          and approximately _____% by ECMC, and
                                          all of the Financed Student Loans are
                                          reinsured by the Department. See "The
                                          Financed Student Loan Pool" herein.

                                        Following the Closing Date, the
                                          Eligible Lender Trustee on behalf of
                                          the Trust will be obligated from time
                                          to time, subject to certain conditions
                                          described herein, to purchase from the
                                          Seller, subject to the availability
                                          thereof, Federal Student Loans which
                                          (i) are made to a borrower who is also
                                          a borrower under at least one
                                          outstanding Initial Financed Student
                                          Loan, (ii) are made under the same
                                          loan program as such Initial Financed
                                          Student Loan and (iii) have the same
                                          Guarantor as such Initial Financed
                                          Student Loan, (each a "Serial Loan,"
                                          and collectively the "Serial Loans").
                                          Serial Loans will be made at the
                                          discretion and in accordance with
                                          usual business practices of the
                                          Seller. Each such purchase of a Serial
                                          Loan will be made by the Eligible
                                          Lender Trustee on behalf of the

                                          Trust pursuant to a transfer agreement
                                          (each a "Transfer Agreement") between
                                          the Seller, the Trust and the Eligible
                                          Lender Trustee. During the Funding
                                          Period (described below), each
                                          purchase of a Serial Loan will be
                                          funded by means of a transfer from the
                                          Pre-Funding Account, of an amount
                                          equal to the sum of (i) the principal
                                          balance owed by the applicable
                                          borrower thereon plus accrued interest
                                          thereon expected to be capitalized
                                          upon repayment (the "Purchase
                                          Collateral Balance") and (ii) an
                                          additional amount of __% of the
                                          principal balance owed by the
                                          applicable borrower thereon (the
                                          "Purchase Premium Amount") and
                                          together with the Purchase Collateral
                                          Balance, the "Loan Purchase Amount").
                                          Following the end of the Funding
                                          Period, such purchases will be funded
                                          by amounts representing distributions
                                          of principal on the outstanding
                                          Financed Student Loans which would
                                          otherwise have been part of the
                                          Available Funds of the Trust, as
                                          described under "Description of the
                                          Transfer and Servicing Agreements--
                                          Distributions" herein.

                                        The Eligible Lender Trustee will not
                                          be permitted to purchase from the
                                          Seller any Federal Consolidation Loans
                                          with respect to a Financed Student
                                          Loan or otherwise after the Closing
                                          Date. Any Federal Consolidation Loan
                                          made with respect to a Financed
                                          Student Loan after the Closing Date,
                                          whether made by Signet or another
                                          lender, will result in a prepayment to
                                          the Trust of such Financed Student
                                          Loan. See "Description of the Transfer
                                          and Servicing Agreements--Additional
                                          Fundings" herein.

                                        As described under "The Federal Family
                                          Education Loan Program" in the
                                          Prospectus, during certain qualifying
                                          periods, interest on certain of the
                                          Financed Student Loans is not required
                                          to be paid currently, but instead is
                                          added to the outstanding principal
                                          balance of the loan at the end of the
                                          qualifying period. In order to
                                          minimize the possibility that the
                                          failure to receive current interest
                                          payments on such loans during such
                                          periods will result in a shortfall in
                                          the amount required to be distributed
                                          on the Securities, amounts on deposit
                                          in the Pre-Funding Account will be
                                          deposited into the Collection Account
                                          during the Funding Period in lieu of
                                          current interest payments on such
                                          loans as described herein under
                                          "Description of the Transfer and
                                          Servicing Agreements--Additional
                                          Fundings". Following the end of the
                                          Funding Period, the Pre-Funding
                                          Account will cease to be available as
                                          a source to fund such interest
                                          payments and thereafter such payments
                                          will be funded through the application
                                          of amounts which would otherwise have
                                          been distributable in respect of the
                                          Principal Distribution Amount for the
                                          related Distribution Date, as
                                          described herein under "Description of
                                          the Transfer and Servicing Agree-
                                          ments--Distributions".

                                        The application, during the Funding
                                          Period, of amounts in the Pre-Funding
                                          Account (i) by the Eligible Lender
                                          Trustee on behalf of the Trust to
                                          purchase Serial Loans, and (ii) by the
                                          Trust to make
                                          deposits into the Collection Account
                                          in lieu of collections of interest on
                                          Financed Student Loans to the extent
                                          such interest is not paid currently
                                          but will be capitalized and added to
                                          the principal balance of the Financed
                                          Student Loans, and the application,
                                          after the end of the Funding Period,
                                          of amounts representing distributions
                                          of principal on the outstanding
                                          Financed Student Loans (i) by the
                                          Eligible Lender Trustee on behalf of
                                          the Trust to purchase Serial Loans and
                                          (ii) by the Trust to make deposits
                                          into the Collection Account in lieu of
                                          collections of interest on Financed
                                          Student Loans to the extent such
                                          interest is not paid currently but
                                          will be capitalized and added to the
                                          principal balance of the Financed
                                          Student Loans, is referred to herein
                                          as "Additional Fundings".

     B. Pre-Funding Account ........    During the period (the "Funding
                                          Period") from the Closing Date until
                                          the first to occur of (i) the
                                          Distribution Date on which the amount
                                          on deposit in the Pre-Funding Account
                                          is less than $100,000, (ii) an Event
                                          of Default occurring under the
                                          Indenture, a Servicer Default
                                          occurring under the Master Servicing
                                          Agreement or an Administrator Default
                                          occurring under the Administration
                                          Agreement, (iii) certain events of
                                          insolvency occurring with respect to
                                          the Seller or the Company, or (iv) the
                                          last day of the Collection Period
                                          preceding the __________ Distribution
                                          Date, an account will be maintained in
                                          the name of the Indenture Trustee (the
                                          "Pre-Funding Account"). The amount on
                                          deposit in the Pre-Funding Account
                                          (the "Pre-Funded Amount") on the
                                          Closing Date will equal $_____________
                                          (which will be deposited out of the
                                          net proceeds of the sale of the
                                          Securities) and, during the Funding
                                          Period, will be reduced from time to
                                          time by the amount thereof used to
                                          make Additional Fundings in accordance
                                          with the Loan Sale Agreement. The
                                          Seller expects that the amount of
                                          Additional Fundings during the Funding
                                          Period will approximate 100% of the
                                          initial Pre-Funded Amount by the last
                                          day of the Collection Period preceding
                                          the __________ Distribution Date. Any
                                          Pre-Funded Amount remaining at the end
                                          of the Funding Period will be
                                          distributed to Noteholders, in the
                                          order of priority set forth herein, as
                                          a payment of principal. See
                                          "Description of the Transfer and
                                          Servicing Agreements -- Additional
                                          Fundings" herein.

                                        "Collection Period" means each period
                                          of three calendar months from and
                                          including the date next following the
                                          end of the preceding Collection Period
                                          (or, with respect to the first
                                          Collection Period, the period
                                          beginning on the Cutoff Date and
                                          ending on ____________, 1997).

     C. Collection Account .........    The Master Servicer will be required
                                          to remit all collections received with
                                          respect to the Financed Student Loans,
                                          and the Eligible Lender Trustee will
                                          be required to remit Interest Subsidy
                                          Payments and Special Allowance
                                          Payments it receives with respect to
                                          the Financed Student Loans, in each
                                          case within two business days of
                                          receipt thereof to one or more
                                          accounts in the name of the

                                          Indenture Trustee (the "Collection
                                          Account"). If, however, certain
                                          conditions described in the Prospectus
                                          are satisfied, such collections
                                          received by the Master Servicer and
                                          the Eligible Lender Trustee will be
                                          remitted to the Administrator, who
                                          will not be required to deposit such
                                          amounts into the Collection Account
                                          generally until on or before the
                                          business day preceding each
                                          Distribution Date and who, while it is
                                          holding such amounts, will not be
                                          required to segregate such amounts
                                          from its other funds. See "Description
                                          of the Transfer and Servicing
                                          Agreements--Payments on Student Loans"
                                          in the Prospectus.

                                        Pursuant to the Administration
                                          Agreement, the Administrator will have
                                          the power to instruct the Indenture
                                          Trustee to withdraw funds on deposit
                                          in the Collection Account and to apply
                                          such funds (a) on each Interest
                                          Payment Date that is not a
                                          Distribution Date, to the following
                                          (in the priority indicated): (i) the
                                          Servicing Fee and all overdue
                                          Servicing Fees to the Master Servicer;
                                          (ii) the Administration Fee and all
                                          overdue Administration Fees to the
                                          Administrator; (iii) the Noteholders'
                                          Interest Distribution Amount to the
                                          Noteholders and (iv) the
                                          Certificateholders' Interest
                                          Distribution Amount to the
                                          Certificateholders and (b) on each
                                          Distribution Date to the following (in
                                          the priority indicated): (i) the
                                          Servicing Fee and all overdue
                                          Servicing Fees to the Master Servicer;
                                          (ii) the Administration Fee and all
                                          overdue Administration Fees to the
                                          Administrator; (iii) the Noteholders'
                                          Interest Distribution Amount to the
                                          Class A-1 Noteholders and the Class
                                          A-2 Noteholders on a pro rata basis
                                          (based on the ratio of the portion of
                                          the Noteholders' Interest Distribution
                                          Amount accrued with respect to each
                                          such Class to the Noteholders'
                                          Interest Distribution Amount); (iv)
                                          the Certificateholders' Interest
                                          Distribution Amount to the
                                          Certificateholders; (v) the
                                          Noteholders' Principal Distribution
                                          Amount to the Class A-1 Noteholders
                                          until the outstanding principal
                                          balance of the Class A-1 Notes is zero
                                          and then to the Class A-2 Noteholders;
                                          (vi) on each Distribution Date on and
                                          after which the Notes are paid in
                                          full, the Certificateholders'
                                          Principal Distribution Amount to the
                                          Certificateholders; and (vii) to the
                                          Reserve Account, any remaining amounts
                                          after application of clauses (i)
                                          through (vi) above. See "Description
                                          of the Transfer and Servicing
                                          Agreements--Distributions--
                                          Distributions from Collection
                                          Account."

     D. Reserve Account ............    Pursuant to the Administration
                                          Agreement, an account in the name of
                                          the Indenture Trustee (the "Reserve
                                          Account") will be established and
                                          maintained by the Administrator with
                                          Signet Trust Company, an affiliate of
                                          the Seller, and will be an asset of
                                          the Trust. The Seller will make an
                                          initial deposit into the Reserve
                                          Account on the Closing Date of cash or
                                          Eligible Investments equal to $______
                                          (the "Reserve Account Initial
                                          Deposit"). The Reserve Account Initial
                                          Deposit will be augmented on each
                                          Distribution Date by the deposit
                                          into the Reserve Account of any
                                          Available Funds for such Distribution
                                          Date remaining after making all
                                          distributions required to be made from
                                          Available Funds on such date. See
                                          "Description of the Transfer and
                                          Servicing Agreements--Distributions"
                                          herein.

                                        If the amount on deposit in the Reserve
                                          Account on any Distribution Date
                                          (after giving effect to all deposits
                                          thereto or withdrawals made therefrom
                                          in respect of shortfalls in
                                          distributions required to be made from
                                          Available Funds on such Distribution
                                          Date) is greater than the Specified
                                          Reserve Account Balance for such
                                          Distribution Date, subject to certain
                                          limitations, the Administrator will
                                          instruct the Indenture Trustee to
                                          distribute the amount of such excess
                                          (the "Reserve Account Excess") to the
                                          following (in the priority indicated):
                                          (i) to the payment of the unpaid
                                          principal amount of the Notes, in the
                                          order of priority set forth herein,
                                          until the unpaid principal balance of
                                          the Notes and the Certificates equals
                                          the Pool Balance plus the Pre-Funded
                                          Amount as of the close of business on
                                          the last day of the related Collection
                                          Period; provided, that, if such
                                          Distribution Date is on or subsequent
                                          to the ____________ Distribution Date
                                          and the Pool Balance on such
                                          Distribution Date is equal to 10% or
                                          less of the Initial Pool Balance plus
                                          the Pre-Funded Amount as of the
                                          Closing Date, the portion of Reserve
                                          Account Excess allocated to the unpaid
                                          principal balance of the Notes and
                                          Certificates shall be no less than
                                          ___% of the Reserve Account Excess for
                                          such Distribution Date, (ii) to the
                                          Noteholders, the aggregate unpaid
                                          amount of any Noteholders' Interest
                                          LIBOR Carryover, in the order of
                                          priority set forth herein, (iii) to
                                          the Certificateholders, the aggregate
                                          unpaid amount of any
                                          Certificateholders' Interest LIBOR
                                          Carryover and (iv) to the Seller and
                                          the Company, 99% and 1%, respectively,
                                          of any such excess after the payment
                                          of clauses (i) and (iii) above, and,
                                          upon such payment to the Seller, the
                                          Noteholders and the Certificateholders
                                          will not have any rights in, or claims
                                          to, such amounts. As of the Closing
                                          Date, the aggregate principal balance
                                          of the Notes and the Certificates will
                                          equal approximately __% of the Initial
                                          Pool Balance. All distributions of
                                          principal on the Notes and the
                                          Certificates as described in clause
                                          (i) of this paragraph shall be
                                          allocated to the Class A-1 Notes until
                                          the principal balance of the Class A-1
                                          Notes has been reduced to zero, then
                                          to the Class A-2 Notes until the
                                          principal balance of the Class A-2
                                          Notes has been reduced to zero and
                                          then to the Certificates until the
                                          principal balance of the Certificates
                                          has been reduced to zero. The
                                          aggregate amount, if any, to be
                                          distributed on the Notes and
                                          Certificates on a Distribution Date
                                          out of Reserve Account Excess as
                                          described in clause (i) above shall
                                          referred to herein as the "Excess
                                          Distribution Amount".

                                        The "Specified Reserve Account Balance"
                                          with respect to any Distribution Date
                                          generally will be equal to the greater
                                          of (i) ___%
                                          of the sum of the Pool Balance (as
                                          hereinafter defined) and the Pre-
                                          Funded Amount as of the close of
                                          business on the last day of the
                                          related Collection Period and (ii)
                                          $_________; provided, however, that
                                          such balance will be subject to
                                          adjustment in certain circumstances
                                          described herein and in no event will
                                          such balance exceed the sum of the
                                          outstanding principal amount of the
                                          Notes and the Certificate Balance. See
                                          "Description of the Transfer and
                                          Servicing Agreements--Credit
                                          Enhancement--Reserve Account" herein
                                          and "Description of the Transfer and
                                          Servicing Agreements--Credit and
                                          Cash Flow Enhancement--Reserve
                                          Account" in the Prospectus.

                                        Amounts on deposit in the Reserve
                                          Account will be available (a) on each
                                          Interest Payment Date that is not a
                                          Distribution Date, to cover any
                                          shortfalls (in the priority indicated)
                                          in payments of (i) the Servicing Fee
                                          and all overdue Servicing Fees, (ii)
                                          the Administration Fee and all overdue
                                          Administration Fees, (iii) the
                                          Noteholders' Interest Distribution
                                          Amount and (iv) the
                                          Certificateholders' Interest
                                          Distribution Amount and (b) on each
                                          Distribution Date, to cover any
                                          shortfalls (in the priority indicated)
                                          in payments of (i) the Servicing Fee
                                          and all overdue Servicing Fees, (ii)
                                          the Administration Fee and all overdue
                                          Administration Fees, (iii) the
                                          Noteholders' Interest Distribution
                                          Amount, (iv) the Certificateholders'
                                          Interest Distribution Amount, (v) the
                                          Noteholders' Principal Distribution
                                          Amount and (vi) the
                                          Certificateholders' Principal
                                          Distribution Amount for such
                                          Distribution Date in each case for
                                          which Available Funds for such
                                          Distribution Date (or Monthly
                                          Available Funds for such Interest
                                          Payment Date) are insufficient to make
                                          such payments and distributions.
                                          Amounts on deposit in the Reserve
                                          Account other than amounts in excess
                                          of the Specified Reserve Account
                                          Balance will not be available to cover
                                          any Noteholders' Interest LIBOR
                                          Carryover or Certificateholders'
                                          Interest LIBOR Carryover. See "Risk
                                          Factors--Subordination" and
                                          "Description of the Transfer and
                                          Servicing Agreements--Credit
                                          Enhancement - Reserve Account" herein.

                                        The funding and maintenance of the
                                          Reserve Account is intended to enhance
                                          the likelihood of timely payment to
                                          the Noteholders on each Interest
                                          Payment Date that is not a
                                          Distribution Date of the Noteholders'
                                          Interest Distribution Amount and on
                                          each Distribution Date of the
                                          Noteholders' Distribution Amount and
                                          to the Certificateholders on each
                                          Interest Payment Date that is not a
                                          Distribution Date of the
                                          Certificateholders' Interest
                                          Distribution Amount and on each
                                          Distribution Date of the
                                          Certificateholders' Distribution
                                          Amount. In certain circumstances,
                                          however, the Reserve Account could be
                                          depleted and shortfalls in
                                          distributions and resulting losses to
                                          the Noteholders or the
                                          Certificateholders could occur. See
                                          "Risk Factors--Limited Assets of the
                                          Trust" and "Description of the
                                          Transfer and Servicing Agreements--
                                          Credit Enhancement" herein.

     E.  The Transfer and Servicing
         Agreements ................    Under the Loan Sale Agreement, the
                                          Seller will sell the Financed Student
                                          Loans to the Trust, with the Eligible
                                          Lender Trustee holding legal title
                                          thereto. Under the Master Servicing
                                          Agreement, the Master Servicer will
                                          agree with the Trust to be responsible
                                          for servicing, managing, maintaining
                                          custody of and making collections on
                                          the Financed Student Loans. Subject to
                                          the terms and conditions described
                                          herein and in the Master Servicing
                                          Agreement, the Master Servicer may
                                          delegate certain of its obligations
                                          under the Master Servicing Agreement
                                          to one or more subservicers but no
                                          such delegation shall relieve the
                                          Master Servicer from its
                                          responsibilities to service the
                                          Financed Student Loans as if it alone
                                          were servicing the Financed Student
                                          Loans. See "The Seller, the Master
                                          Servicer and the Subservicers" and
                                          "Description of Transfer and Servicing
                                          Agreements -- Servicing Procedures" in
                                          the Prospectus and "The Financed
                                          Student Loan Pool" herein. The
                                          obligations of the Seller and the
                                          Master Servicer under the Loan Sale
                                          Agreement and the Master Servicing
                                          Agreement include the following:

                                        Under the Loan Sale Agreement, the
                                          Seller will be obligated to repurchase
                                          or, in the alternative, substitute an
                                          eligible Student Loan for, and, under
                                          the Master Servicing Agreement, the
                                          Master Servicer will be obligated to
                                          purchase, any Financed Student Loan if
                                          the interests of the Noteholders or
                                          the Certificateholders therein are
                                          materially adversely affected by a
                                          breach of any representation, warranty
                                          or covenant (including the Master
                                          Servicer's covenant to service all the
                                          Financed Student Loans in accordance
                                          with applicable laws, restrictions and
                                          guidelines) made by the Seller or the
                                          Master Servicer, as the case may be,
                                          with respect to the Financed Student
                                          Loan, if the breach has not been cured
                                          within 120 days following the
                                          discovery by or notice to the Seller
                                          or the Master Servicer, as the case
                                          may be, of the breach (it being
                                          understood that any such breach that
                                          does not affect any Guarantor's
                                          obligation to guarantee payment of
                                          such Financed Student Loan will not be
                                          considered to have a material adverse
                                          effect for this purpose). In addition,
                                          the Seller and Master Servicer,
                                          respectively, will be obligated to
                                          reimburse the Trust with respect to a
                                          Financed Student Loan for any accrued
                                          interest amounts not guaranteed by a
                                          Guarantor due to, or any lost Interest
                                          Subsidy Payments or Special Allowance
                                          Payments as a result of, a breach of
                                          the Seller's or the Master Servicer's
                                          respective representations and
                                          warranties with respect to such
                                          Financed Student Loan.

                                        The Master Servicer will receive a
                                          monthly fee (the "Servicing Fee") with
                                          respect to each Financed Student Loan
                                          equal to one-twelfth of the product of
                                          (i) ___% per annum and (ii) the Pool
                                          Balance as of the close of business on
                                          the last day of the calendar month
                                          immediately preceding such Interest
                                          Payment Date. The Servicing Fee will
                                          be payable from (i) in the case of
                                          each Interest

                                          Payment Date that is not a
                                          Distribution Date, Monthly Available
                                          Funds and (ii) in the case of each
                                          Distribution Date, Available Funds, in
                                          each case on deposit in the Collection
                                          Account and from amounts on deposit in
                                          the Reserve Account on each Interest
                                          Payment Date, commencing
                                          _____________, 1997.

                                        Pursuant to the Administration Agree-
                                          ment, the Administrator will agree
                                          with the Trust to be responsible for,
                                          among other things, preparing and
                                          filing with the Department all
                                          appropriate claims forms and other
                                          documents and filings on behalf of the
                                          Eligible Lender Trustee in order to
                                          claim the Interest Subsidy Payments
                                          and Special Allowance Payments from
                                          the Department in respect of the
                                          Financed Student Loans entitled
                                          thereto and preparing and providing
                                          monthly, quarterly and annual
                                          statements to the Eligible Lender
                                          Trustee and the Indenture Trustee with
                                          respect to distributions to
                                          Noteholders and Certificateholders.

                                        As compensation for the performance of
                                          the Administrator's obligations the
                                          under the Administration Agreement and
                                          as reimbursement for its expenses
                                          related thereto, the Administrator
                                          will be entitled to receive a monthly
                                          administration fee (the
                                          "Administration Fee") payable as
                                          provided herein on each Interest
                                          Payment Date in an amount equal to
                                          one-twelfth of the product of (i) ___%
                                          per annum and (ii) the Pool Balance as
                                          of the close of business on the last
                                          day of the calendar month immediately
                                          preceding such Interest Payment Date.
                                          The Administration Fee will be payable
                                          from (i) in the case of each Interest
                                          Payment Date that is not a
                                          Distribution Date, Monthly Available
                                          Funds and (ii) in the case of each
                                          Distribution Date, Available Funds, in
                                          each case on deposit in the Collection
                                          Account and from amounts on deposit in
                                          the Reserve Account on each Interest
                                          Payment Date, commencing
                                          ______________, 1997.

 The Notes .........................    The Trust will issue the Notes pursuant
                                          to an indenture to be dated as of
                                          _________, 1996 (as amended and
                                          supplemented from time to time, the
                                          "Indenture"), between the Trust and
                                          the Indenture Trustee. The Notes will
                                          be secured by the assets of the Trust.

   A. Interest .....................    Except as described in the following
                                          paragraph, each of the Class A-1 Notes
                                          and the Class A-2 Notes will bear
                                          interest at the respective rates per
                                          annum (the "Class A-1 Rate" or the
                                          "Class A-2 Rate" and, collectively,
                                          the "Note Interest Rates"), equal to
                                          one-month LIBOR for such Interest
                                          Period (determined as described
                                          herein) plus ___% in the case of Class
                                          A-1 Notes (the "Class A-1 LIBOR
                                          Rate"), and ___%, in the case of Class
                                          A-2 Notes (the "Class A-2 LIBOR
                                          Rate"); provided, however, that with
                                          respect to the initial Interest
                                          Period, the Class A-1 LIBOR Rate and
                                          the Class A-2 LIBOR Rate shall equal
                                          (i) _____% and _____%, respectively,
                                          for the period from the Closing Date
                                          to but excluding ________, 1996 and
                                          (ii) one-month LIBOR (determined as
                                          described herein)
                                          plus _____% and _____%, respectively,
                                          for the period from _____________,
                                          1996 to but excluding the initial
                                          Interest Payment Date. See
                                          "Description of the Securities--
                                          Determination of LIBOR" herein.
                                          Interest on the outstanding principal
                                          amount of the Notes will accrue from
                                          the Closing Date or from the most
                                          recent Interest Payment Date on which
                                          interest has been paid to but
                                          excluding the following Interest
                                          Payment Date (each an "Interest
                                          Period") and will be payable on the
                                          twenty-fifth day of each month (or, if
                                          any such date is not a business day,
                                          on the next succeeding business day)
                                          (each, an "Interest Payment Date"),
                                          commencing in ______, 1996, to holders
                                          of record of the Class A-1 Notes (the
                                          "Class A-1 Noteholders") and holders
                                          of record of the Class A-2 Notes (the
                                          "Class A-2 Noteholders" and, together
                                          with the Class A-1 Noteholders, the
                                          "Noteholders") as of the related
                                          Record Date. "Record Date" means, with
                                          respect to any Interest Payment Date
                                          or Distribution Date, the twenty-
                                          fourth day of the month in which such
                                          Interest Payment Date or Distribution
                                          Date, as the case may be, occurs.
                                          Interest will be calculated on the
                                          basis of the actual number of days
                                          elapsed in each Interest Period
                                          divided by 360. See "Description of
                                          the Securities."

                                        Notwithstanding the foregoing, if
                                          either Note Interest Rate for any such
                                          Interest Period calculated on the
                                          basis of LIBOR is greater than the
                                          Student Loan Rate, then such Note
                                          Interest Rate for such Interest
                                          Payment Date will be the Student Loan
                                          Rate. The "Student Loan Rate" for any
                                          Interest Period will equal the product
                                          of (a) the quotient obtained by
                                          dividing (i) 360 by (ii) the actual
                                          number of days elapsed in such
                                          Interest Period and (b) the percentage
                                          equivalent of a fraction, (i) the
                                          numerator of which is equal to
                                          Expected Interest Collections for such
                                          Interest Period less the Servicing Fee
                                          and the Administration Fee with
                                          respect to such Interest Period, and
                                          (ii) the denominator of which is the
                                          outstanding principal balance of the
                                          Securities as of the first day of such
                                          Interest Period. "Expected Interest
                                          Collections" means, with respect to
                                          any Interest Period, the sum of (i)
                                          the amount of interest accrued, net of
                                          any Monthly Rebate Fees (as described
                                          under "Risk Factors--Fees Payable on
                                          Certain Financed Student Loans"
                                          herein) and other amounts required by
                                          the Act to be paid to the Department
                                          or to be repaid to borrowers, with
                                          respect to the Financed Student Loans
                                          for the calendar month preceding the
                                          related Interest Payment Date (the
                                          "Student Loan Rate Accrual Period")
                                          whether or not such interest is
                                          actually paid, (ii) all Interest
                                          Subsidy Payments and Special Allowance
                                          Payments estimated to have accrued for
                                          such Student Loan Rate Accrual Period,
                                          whether or not actually received and
                                          (iii) Investment Earnings (as defined
                                          in "Description of the Transfer and
                                          Servicing Agreements--Accounts" in
                                          the Prospectus) for such Student Loan
                                          Rate Accrual Period.

                                        If the Class A-1 Rate or the Class A-2
                                          Rate for any Interest Payment Date is
                                          based on the Student Loan Rate, the
                                          excess of (a) the
                                          amount of interest on the Class A-1
                                          Notes or the Class A-2 Notes, as the
                                          case may be, that would have accrued
                                          in respect of the related Interest
                                          Period had interest been calculated
                                          based on LIBOR over (b) the amount of
                                          interest on the Class A-1 Notes or the
                                          Class A-2 Notes, as the case may be,
                                          actually accrued in respect of such
                                          Interest Period based on the Student
                                          Loan Rate will be paid on the
                                          Distribution Date immediately
                                          following such Interest Payment Date
                                          (or, if such Interest Payment Date is
                                          a Distribution Date, on such
                                          Distribution Date) or on any
                                          subsequent Distribution Date out of
                                          the Reserve Account Excess, if any,
                                          for such Distribution Date after
                                          making all required prior
                                          distributions and deposits on such
                                          date as described herein under
                                          "Description of the Transfer and
                                          Servicing Agreements--Credit
                                          Enhancement--Reserve Account". Such
                                          excess, together with the unpaid
                                          portion of any such excess from prior
                                          Interest Payment Dates, and interest
                                          accrued thereon calculated based on
                                          the Class A-1 LIBOR Rate or the Class
                                          A-2 LIBOR Rate, as applicable, is
                                          collectively referred to as the
                                          "Noteholders' Interest LIBOR
                                          Carryover." See "Description of the
                                          Transfer and Servicing Agreements--
                                          Distributions." The rating of the
                                          Notes does not address the likelihood
                                          of the payment of any Noteholders'
                                          Interest LIBOR Carryover. See "--
                                          Rating of the Securities".

                                        On each Interest Payment Date, the
                                          Eligible Lender Trustee will
                                          distribute pro rata to the holders of
                                          record of Notes as of the preceding
                                          Record Date interest at the applicable
                                          Note Interest Rates on the outstanding
                                          principal balance of the Notes on the
                                          immediately preceding Distribution
                                          Date, after giving effect to all
                                          distributions of principal to
                                          Noteholders on such preceding
                                          Distribution Date (or, in the case of
                                          the first Distribution Date, on the
                                          Closing Date). See "Description of the
                                          Transfer and Servicing Agreements --
                                          Statements to Indenture Trustee and
                                          Trust" in the Prospectus.

  B.  Principal ....................    Principal of the Notes will be payable
                                          on each Distribution Date in an amount
                                          equal to the Noteholders' Principal
                                          Distribution Amount for such
                                          Distribution Date. The Noteholders'
                                          Principal Distribution Amount
                                          generally will be equal to the amount
                                          of principal paid or, in certain
                                          cases, due to be paid with respect to
                                          the Financed Student Loans (including
                                          any realized losses thereon) during
                                          the related Collection Period less, if
                                          such Collection Period is after the
                                          end of the Funding Period, the sum of
                                          (i) any such amount applied by the
                                          Eligible Lender Trustee on behalf of
                                          the Trust during such Collection
                                          Period to purchase Serial Loans, as
                                          described herein, and (ii) accrued and
                                          unpaid interest on the Financed
                                          Student Loans for such Collection
                                          Period to the extent such interest
                                          will be capitalized and added to the
                                          principal balance of such Financed
                                          Student Loans, upon the commencement
                                          of repayment of such Financed Student
                                          Loans, as described herein. See
                                          "Description of the Transfer and
                                          Servicing Agreements--Distributions"
                                          herein. In addition, on each
                                          Distribution Date the Excess
                                          Distribution

                                          Amount, if any, for such Distribution
                                          Date will be applied, as described
                                          herein, to the unpaid principal
                                          balance of the Notes. See "Description
                                          of the Transfer and Servicing
                                          Agreements--Credit Enhancement -
                                          Reserve Account" herein.

                                        The aggregate amount distributable as
                                          principle on the Notes will be applied
                                          on each Distribution Date, first, to
                                          the principal balance of the Class A-1
                                          Notes until such principal balance is
                                          reduced to zero and then to the
                                          principal balance of the Class A-2
                                          Notes until such principal balance is
                                          reduced to zero.

                                        The outstanding principal amount, if
                                          any, of the Class A-1 Notes will be
                                          payable in full on the ______________
                                          Distribution Date (the "Class A-1
                                          Final Maturity Date") and the
                                          outstanding principal amount of the
                                          Class A-2 Notes will be payable in
                                          full on the ________ Distribution
                                          Date (the "Class A-2 Final Maturity
                                          Date"). However, the actual maturity
                                          of the Notes could occur other than on
                                          such dates as a result of a variety of
                                          factors including prepayments of the
                                          Financed Student Loans. See "Risk
                                          Factors--Maturity and Prepayment
                                          Considerations" herein.

     C.  Mandatory Redemption ......    If any amount remains on deposit in the
                                          Pre-Funding Account on the last day of
                                          the Funding Period after giving effect
                                          to all Additional Fundings to be made
                                          on or prior to such date, such amount
                                          will be used on the Distribution Date
                                          on or immediately following such date
                                          to redeem the Class A-1 Notes up to an
                                          amount not to exceed their outstanding
                                          principal balance, and then to redeem
                                          the Class A-2 Notes. The aggregate
                                          principal amount of Notes to be
                                          redeemed will be an amount equal to
                                          the amount then on deposit in the Pre-
                                          Funding Account.

The Certificates ...................    Concurrently with the issuance of the
                                          Notes, the Trust will issue the
                                          Certificates pursuant to the Trust
                                          Agreement. The Certificates represent
                                          undivided participation interests in
                                          the Trust. A portion of the
                                          Certificates will be held by the
                                          Company and the remaining Certificates
                                          will be sold to third party investors
                                          that are expected to be unaffiliated
                                          with the Seller, the Master Servicer,
                                          the Trust, the Guarantors or the
                                          Department. The initial principal
                                          balance of the Certificates will equal
                                          $___________. See "Formation of the
                                          Trust--The Trust" herein.

  A.  Interest .....................    Except as described in the following
                                          paragraph, interest on the Certif-
                                          icates will accrue for each Interest
                                          Period at a rate per annum (the
                                          "Certificate Rate") equal to one-month
                                          LIBOR for such Interest Period
                                          (determined as described herein) plus
                                          _____% (the "Certificate LIBOR Rate");
                                          provided, however, that with respect
                                          to the initial Interest Period, the
                                          Certificate LIBOR Rate shall equal
                                          ____% for the period from the Closing
                                          Date to but excluding _________, 1996
                                          and one-month LIBOR (determined as
                                          described herein) plus _____% for the
                                          period from _________, 1996 to but
                                          excluding the initial Interest Payment
                                          Date. See

                                          "Description of the Securities--
                                          Determination of LIBOR." Interest will
                                          be calculated on the basis of the
                                          actual number of days elapsed in each
                                          Interest Period divided by 360.

                                        Notwithstanding the foregoing, if the
                                          Certificate Rate for such Interest
                                          Period calculated on the basis of the
                                          Certificate LIBOR Rate is greater than
                                          the Student Loan Rate, then the
                                          Certificate Rate for such Interest
                                          Payment Date will be the Student Loan
                                          Rate. If the Certificate Rate for any
                                          Interest Payment Date is based on the
                                          Student Loan Rate, the excess of (a)
                                          the amount of interest on the
                                          Certificates that would have accrued
                                          in respect of the related Interest
                                          Period had interest been calculated
                                          based on LIBOR over (b) the amount of
                                          interest on the Certificates actually
                                          accrued in respect of such Interest
                                          Period based on the Student Loan Rate
                                          will be paid on the Distribution Date
                                          immediately following such Interest
                                          Payment Date (or, if such Interest
                                          Payment Date is a Distribution Date,
                                          on such Distribution Date) or on any
                                          subsequent Distribution Date out of
                                          the Reserve Account Excess, if any,
                                          for such Distribution Date after
                                          making all required prior
                                          distributions and deposits on such
                                          date as described herein under
                                          "Description of the Transfer and
                                          Servicing Agreements--Credit
                                          Enhancement--Reserve Account". Such
                                          excess, together with the unpaid
                                          portion of any such excess from prior
                                          Interest Payment Dates (and interest
                                          accrued thereon calculated based on
                                          the Certificate LIBOR Rate), is
                                          collectively referred to as the
                                          "Certificateholders' Interest LIBOR
                                          Carryover." See "Description of the
                                          Transfer and Servicing Agreements--
                                          Distributions." The rating of the
                                          Certificates does not address the
                                          likelihood of the payment of any
                                          Certificateholders' Interest LIBOR
                                          Carryover. See "--Rating of the
                                          Securities" herein.

                                        On each Interest Payment Date, the
                                          Eligible Lender Trustee will
                                          distribute pro rata to the holders of
                                          record of Certificates (the
                                          "Certificateholders" and, together
                                          with the Noteholders, the
                                          "Securityholders") as of the preceding
                                          Record Date interest at the
                                          Certificate Rate on the Certificate
                                          Balance on the immediately preceding
                                          Distribution Date, after giving effect
                                          to all distributions of principal to
                                          Certificateholders on such preceding
                                          Distribution Date (or, in the case of
                                          the first Distribution Date, on the
                                          Closing Date).

  B.  Principal ....................    Principal of the Certificates will be
                                          payable on each Distribution Date on
                                          and after which the Notes have been
                                          paid in full in an amount generally
                                          equal to the amount of principal paid
                                          with respect to the Financed Student
                                          Loans (including any realized losses
                                          thereon) during the related Collection
                                          Period less, if such Collection Period
                                          is after the end of the Funding
                                          Period, the sum of (i) any such amount
                                          applied by the Eligible Lender Trustee
                                          on behalf of the Trust during such
                                          Collection Period to purchase Serial
                                          Loans, as described herein, and (ii)
                                          accrued and unpaid interest on the
                                          Financed Student Loans for such
                                          Collection Period to the extent
                                          such interest will be capitalized and
                                          added to the principal balance of such
                                          Financed Student Loans upon the
                                          commencement of repayment of such
                                          Financed Student Loans, as described
                                          herein. See "Description of the
                                          Transfer and Servicing Agreements--
                                          Distributions" herein. In addition, on
                                          each Distribution Date on and after
                                          which the Notes have been paid in
                                          full, the Excess Distribution Amount,
                                          if, any for such Distribution Date
                                          will be applied to the unpaid
                                          principal balance of the Certificates.
                                          See "Description of the Transfer and
                                          Servicing Agreements--Credit
                                          Enhancement-Reserve Account" herein.

                                        The outstanding principal amount of
                                          the Certificates will be payable in
                                          full on the __________ Distribution
                                          Date (the "Final Maturity Date").
                                          However, the actual maturity of the
                                          Certificates could occur other than on
                                          such date as a result of a variety of
                                          factors. See "The Financed Student
                                          Loan Pool--Maturity and Prepayment
                                          Considerations" herein.

  C.  Subordination of the
       Certificates ................    The interests of Certificateholders
                                          in the assets of the Trust will be
                                          subordinated to payments of interest
                                          and principal due on the Notes to the
                                          extent described herein. See "Risk
                                          Factors--Subordination" and
                                          "Description of the Transfer and
                                          Servicing Agreements--Credit
                                          Enhancement--Subordination of the
                                          Certificates" herein.

  Auction of Trust Assets ..........    Any Financed Student Loans remaining
                                          in the Trust as of the end of the
                                          Collection Period immediately
                                          preceding the __________ Distribution
                                          Date will be offered for sale by the
                                          Indenture Trustee. The Seller, its
                                          affiliates and unrelated third parties
                                          may offer bids to purchase such
                                          Financed Student Loans on such
                                          Distribution Date. If at least two
                                          bids are received, the Indenture
                                          Trustee will accept the highest bid
                                          equal to or in excess of the greater
                                          of (x) the Purchase Amounts of such
                                          Financed Student Loans as of the end
                                          of the Collection Period immediately
                                          preceding such Distribution Date or
                                          (y) an amount that would be sufficient
                                          to (i) reduce the outstanding
                                          principal amount of each class of
                                          Notes then outstanding on such
                                          Distribution Date to zero, (ii) pay to
                                          the Noteholders the Noteholders'
                                          Interest Distribution Amount payable
                                          on such Distribution Date, if any,
                                          (iii) reduce the Certificate Balance
                                          of the Certificates on such
                                          Distribution Date to zero and (iv) pay
                                          to the Certificateholders the
                                          Certificateholders' Interest
                                          Distribution Amount payable on such
                                          Distribution Date (the "Minimum
                                          Purchase Price"). If at least two bids
                                          are not received or the highest bid is
                                          not equal to or in excess of the
                                          Minimum Purchase Price, the Indenture
                                          Trustee will not consummate such sale.
                                          The proceeds of any such sale will be
                                          used to redeem any outstanding Notes
                                          and to retire any outstanding
                                          Certificates on such Distribution
                                          Date. If the sale is not consummated
                                          in accordance with the foregoing, the
                                          Indenture Trustee may, but shall not
                                          be
                                          under any obligation to, solicit
                                          bids for sale of the Financed Student
                                          Loans on future Distribution Dates
                                          upon terms similar to those described
                                          above. In the event the Financed
                                          Student Loans are not sold in
                                          accordance with the foregoing, on each
                                          Distribution Date on and after the
                                          _____________ Distribution Date, if
                                          the Pool Balance is equal to 10% or
                                          less of the Initial Pool Balance
                                          plus the Pre-Funded Amount as of
                                          the Closing Date, a portion
                                          of the Reserve Account Excess,
                                          if any, with respect to such
                                          Distribution Date will be distributed
                                          to the Noteholders and the
                                          Certificateholders in the priority
                                          described herein as payments of
                                          principal. No assurance can be given
                                          as to whether the Indenture Trustee
                                          will be successful in soliciting
                                          acceptable bids to purchase the
                                          Financed Student Loans on either the
                                          __________ Distribution Date or any
                                          subsequent Distribution Date. See
                                          "Description of the Transfer and
                                          Servicing Agreements--Termination"
                                          herein.

Optional Purchase ..................    The Seller may repurchase all remaining
                                          Financed Student Loans, and thus
                                          effect the early retirement of the
                                          Class A-2 Notes and the Certificates,
                                          on any Distribution Date on or after
                                          which the Pool Balance is equal to 10%
                                          or less of the Initial Pool Balance,
                                          at a price equal to the aggregate
                                          Purchase Amounts for such Financed
                                          Student Loans as of the end of the
                                          preceding Collection Period. See
                                          "Description of the Transfer and
                                          Servicing Agreements--Termination"
                                          herein, and "Description of the
                                          Transfer and Servicing Agreements--
                                          Termination--Optional Redemption" in
                                          the Prospectus.



                                        The "Pool Balance" at any time
                                          represents the aggregate principal
                                          balance of the Financed Student Loans
                                          at the end of the preceding Collection
                                          Period (including accrued interest
                                          thereon through the end of such
                                          Collection Period to the extent such
                                          interest will be capitalized upon
                                          commencement of repayment), after
                                          giving effect to the following,
                                          without duplication: (i) all payments
                                          received by the Trust during such
                                          Collection Period from or on behalf of
                                          borrowers, Guarantors and, with
                                          respect to certain payments on certain
                                          Financed Student Loans, the Department
                                          (collectively, "Obligors"), (ii) all
                                          Purchase Amounts received by the Trust
                                          for such Collection Period from the
                                          Seller or the Master Servicer, (iii)
                                          all Additional Fundings made with
                                          respect to such Collection Period and
                                          (iv) all losses realized on Financed
                                          Student Loans liquidated during such
                                          Collection Period.

                                        "Purchase Amount" with respect to a
                                          Financed Student Loan means the unpaid
                                          balance owed by the applicable
                                          borrower thereon plus accrued interest
                                          thereon to the date of purchase.

Tax Considerations .................    Although there is no specific authority
                                          with respect to the characterization
                                          for federal or Maryland income tax
                                          purposes of securities having the same
                                          terms as the Notes, in the opinion of

                                          McGuire, Woods, Battle & Boothe,
                                          L.L.P., special federal and state tax
                                          counsel for the Trust, the Notes will
                                          be characterized as debt for federal
                                          income tax purposes and the Notes will
                                          be characterized as debt for Maryland
                                          state income tax purposes.

                                        In the opinion of special federal tax
                                          counsel for the Trust, for federal
                                          income tax purposes the Trust will not
                                          be characterized as an association (or
                                          publicly traded partnership) taxable
                                          as a corporation. The
                                          Certificateholders, the Seller and the
                                          Company, as owner of all amounts not
                                          otherwise required to be distributed
                                          to Noteholders or Certificateholders
                                          or to pay expenses of the Trust, will
                                          agree to treat the Trust as a
                                          partnership in which they are
                                          partners. Alternative
                                          characterizations are possible, but
                                          would not result in materially adverse
                                          federal income tax consequences to
                                          Certificateholders. In the opinion of
                                          special state tax counsel for the
                                          Trust, the same characterizations
                                          would apply for Maryland state income
                                          tax purposes as for federal income tax
                                          purposes. However, there are no cases
                                          or rulings on similar transactions
                                          involving a trust that issues debt and
                                          equity interests with terms similar to
                                          those of the Notes and the
                                          Certificates.

                                        Due to the method of allocation of Trust
                                          income to the Certificateholders,
                                          cash basis holders may, in effect, be
                                          required to report income from the
                                          Certificates on an accrual basis. In
                                          addition, because tax allocations and
                                          tax reporting will be done on a
                                          uniform basis, but Certificateholders
                                          may be purchasing Certificates at
                                          different times and at different
                                          prices, Certificateholders may be
                                          required to report on their tax
                                          returns taxable income that is greater
                                          or less than the amount reported to
                                          them by the Trust. Finally,
                                          Noteholders and Certificateholders may
                                          be required to accrue any Noteholders'
                                          Interest LIBOR Carryover and
                                          Certificateholders' Interest LIBOR
                                          Carryover, respectively, in income in
                                          advance of the receipt of cash with
                                          respect to such amounts regardless of
                                          whether such Noteholders or
                                          Certificateholders are on the cash or
                                          accrual methods of accounting.

                                        See "Certain Federal Income Tax and
                                          State Tax Consequences" herein and
                                          "Certain Federal Income Tax
                                          Consequences" and "Certain State Tax
                                          Consequences" in the Prospectus for
                                          additional information concerning the
                                          application of federal and Maryland
                                          state tax laws with respect to the
                                          Notes and the Certificates.

ERISA Considerations ...............    Subject to the considerations discussed
                                          under "ERISA Considerations--The
                                          Notes" herein and in the Prospectus,
                                          the Notes are eligible for purchase by
                                          employee benefit plans.

                                        The Certificates may not be acquired
                                          by any employee benefit plan subject
                                          to the Employee Retirement Income
                                          Security Act of 1974, as amended
                                          ("ERISA"), or by any individual
                                          retirement account. See "ERISA
                                          Considerations--The Certificates"
                                          herein and in the Prospectus.

Rating of the Securities ...........    It is a condition to the issuance and
                                          sale of the Notes and the Certif-
                                          icates that the Notes be rated in the
                                          highest investment rating category by
                                          at least two nationally recognized
                                          rating agencies and that the
                                          Certificates be rated in the "A"
                                          rating category by at least two such
                                          rating agencies. A rating is not a
                                          recommendation to buy, sell or hold
                                          securities and may be subject to
                                          revision or withdrawal at any time by
                                          the assigning rating agency. The
                                          rating agencies do not evaluate, and
                                          the ratings of the Securities do not
                                          address, the likelihood of payment of
                                          the Noteholders' Interest LIBOR
                                          Carryover or the Certificateholders'
                                          Interest LIBOR Carryover. There can be
                                          no assurance as to whether any
                                          additional rating agency will rate the
                                          Notes or the Certificates, or if one
                                          does, what rating would be assigned by
                                          such other rating agency.

                                  RISK FACTORS

     Prospective purchasers of the Securities should consider, among other things, the following factors (as well as the factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein:

     Limited Liquidity. The Securities will not be listed on any national securities exchange. There is currently no secondary market for the Securities. At the present time the Bank is not permitted by law to make a market in the Securities. The Underwriters intend to, and the Bank may, to the extent permitted by law, make a market in the Securities but neither has any obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Securityholders with liquidity of investment or that it will continue for the life of the Securities.

     Subordination. The rights of Certificateholders to receive payments of interest are subordinated to the rights of the Noteholders to receive payments of interest and the rights of the Certificateholders to receive payments of principal are subordinated to the rights of the Noteholders to receive payments of interest and principal. Consequently, Monthly Available Funds or Available Funds, as the case may be, on deposit in the Collection Account and the Reserve Account on (i) any Interest Payment Date will be applied to the payment of interest on the Notes before payment of interest on the Certificates and (ii) any Interest Payment Date that is also a Distribution Date, will be applied to the payment of interest on the Notes before payment of interest and principal on the Certificates and will be applied to the payment on the Notes of the Noteholders' Principal Distribution Amount before payment of principal on the Certificates. If amounts otherwise allocable to the Certificates are used to fund payments of principal and interest on the Notes, distributions with respect to the Certificates may be delayed or reduced and Certificateholders may suffer a loss. Notwithstanding the foregoing, distributions to Certificateholders of amounts representing the Certificateholders' Distribution Amount will not be subordinated to the payment of any Noteholders' Interest LIBOR Carryover that may exist from time to time or to the payment, in the order specified herein, of principal on the Notes or in respect of the Certificates out of the Reserve Account Excess to the extent that the aggregate unpaid principal balance of the Notes and the Certificates exceeds the Pool Balance and the Pre-Funded Amount as of the last day of the related Collection Period or to the extent otherwise required on or after the ____________ Distribution Date. See "Description of the Transfer and Servicing Agreements -- Credit Enhancement -- Reserve Account". The Certificateholders bear directly the credit and other risks associated with an undivided interest in the Trust. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Credit Enhancement -- Subordination of the Certificates" herein.

     Limited Assets of the Trust. Moreover, the Trust does not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Financed Student Loans (and the related Guarantee Agreements), the Collection Account, the Pre-Funding Account and the Reserve Account. The Notes represent obligations solely of the Trust, and the Certificates represent interests solely in the Trust and its assets, and neither the Notes nor the Certificates will be insured or guaranteed by the Seller, the Master Servicer, any subservicer, the Guarantors, the Eligible Lender Trustee, the Indenture Trustee, the Department or any affiliate thereof. Consequently, holders of the Notes and the Certificates must rely for repayment upon payments with respect to the Financed Student Loans and, to the extent available under the circumstances described herein, amounts on deposit in the Pre-Funding Account and the Reserve Account. The Pre-Funding Account will only be available during the Funding Period to cover obligations of the Trust relating to Additional Fundings and is not intended to cover losses on the Financed Student Loans. Similarly, amounts to be deposited in the Reserve Account are limited in amount and will be reduced, subject to a specified minimum, as the Pool Balance is reduced. In addition, as a general matter, funds in the Reserve Account will first be made available to cover shortfalls in distributions of interest on the Notes before covering shortfalls in distributions of interest or principal on the Certificates and to cover shortfalls in distributions of principal on the Notes before covering shortfalls of principal on the Certificates. If the Reserve Account is exhausted, the Trust will depend solely on payments with respect to the Financed Student Loans to make payments on the Notes and distributions on the Certificates and Noteholders and Certificateholders could suffer a loss. Noteholders and

Certificateholders will have no claim to any amounts properly distributed to the Seller or the Master Servicer from time to time as described herein and in the Prospectus and the Seller and the Master Servicer shall in no event be required to refund such distributed amounts. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Credit Enhancement" herein.

     Excess of Principal Balance of Notes and Certificates over Initial Pool Balance. As of the Closing Date, the aggregate principal balance of the Notes and Certificates will be equal to approximately __% of the Initial Pool Balance. As a result, Noteholders and Certificateholders will generally be reliant on the availability of Reserve Account Excess to bring the aggregate principal balance of the Notes and the Certificates into parity with the Pool Balance and the Pre-Funded Amount. The availability of Reserve Account Excess will in turn generally be dependent on (a) Available Funds for any Distribution Date being in excess of the amount necessary to pay (i) the Servicing Fee and all prior unpaid Servicing Fees, (ii) the Administration Fee and all prior unpaid Administration Fees,
(iii) the Noteholders' Interest Distribution Amount (iv) the Certificateholders' Interest Distribution Amount (v) the Noteholders' Principal Distribution Amount and (vi) on each Distribution Date on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Distribution Date; and/or (b) on declines in the Specified Reserve Account Balance that exceed any amounts required to be withdrawn for any Distribution Date from the Reserve Account to make up shortfalls required to be paid therefrom. At such time as the aggregate principal balance of the Notes and the Certificates has been reduced so that it equals the Pool Balance plus the Pre-Funded Amount, any Reserve Account Excess will not be available to pay principal of the Notes or the Certificates until such time, if any, as the Pool Balance plus the Pre-Funded Amount for any Distribution Date is again less than the aggregate principal amount of the Notes and the Certificates, or under certain circumstances, on or after the _____________ Distribution Date. See "Description of the Transfer and Servicing Agreements -- Credit Enhancement --Reserve Account" herein. To the extent that Noteholders and the Certificateholders are reliant on excess interest collections on the Financed Student Loans to repay a portion of the principal balance of the Notes and the Certificates, Noteholders and Certificateholders could be adversely affected by an increase in the rate of prepayments on the Financed Student Loans or an increase in LIBOR, since either such increase would diminish the amount of such excess interest that would subsequently be available to pay such principal. In addition, payments on the Notes and the Certificates may be more sensitive to rates of default on the Financed Student Loans than would be the case were the principal balance of the Notes and the Certificates not issued in an amount in excess of the Initial Pool Balance, particularly with respect to those Financed Student Loans first disbursed after October 1, 1993 which are 98% insured by a Guarantor (rather than 100% so insured as is the case for such loans first disbursed prior to such date). Additionally, Serial Loans acquired by the Trust after the Pre-Funding Period will delay the availability of funds that would otherwise be available to pay principal of the Notes, and will thereby delay reduction of the amount represented by the excess of the aggregate principal balance of the Notes and the Certificates over the Pool Balance plus the Pre-Funded Amount.

     The Financed Student Loans and the Pre-Funding Account. On the Closing Date, the Eligible Lender Trustee on behalf of the Trust will own the $______________ outstanding principal amount of Financed Student Loans and the $_____________ Pre-Funded Amount on deposit in the Pre-Funding Account. If the sum of (i) the principal amount of Serial Loans available to be acquired from the Seller during the Funding Period plus the premium paid thereon and (ii) the amount of interest on the Financed Student Loans capitalized and not paid currently by or on behalf of the borrowers during the Funding Period is less than the Pre-Funded Amount, the Trust will have insufficient opportunities to make Additional Fundings during the Funding Period, thereby resulting in a prepayment of principal to Noteholders as described in the following paragraph.

     To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to Additional Fundings by the Trust by the end of the Funding Period, the Noteholders will receive as a prepayment of principal an amount equal to the Pre-Funded Amount remaining in the Pre-Funding Account following any Additional Fundings on the last Distribution Date in the Funding Period. It is anticipated that the amount of Additional Fundings made by the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account and that therefore there will be at least a nominal amount of principal prepaid to the Noteholders. Such prepayments may have the effect of reducing the yield on the Notes.

     Additional Fundings; Characteristics of the Financed Student Loan Pool. Except for the criteria described under the "The Financed Student Loan Pool", there will be no other required characteristics of the Additional Student Loans. Therefore, upon the transfer of the Additional Student Loans to the Eligible Lender Trustee on behalf of the Trust, the aggregate characteristics of the entire pool of Financed Student Loans, including the distribution by loan type, the distribution by interest rate, the distribution by principal balance and the distribution by remaining term to scheduled maturity may vary from those of the Initial Financed Student Loans as of the Cutoff Date. See "The Financed Student Loan Pool" herein.

     Maturity and Prepayment Considerations. The rate of payment of principal of the Notes and the Certificates and the yield on the Notes and the Certificates will be affected by prepayments of the Financed Student Loans that may occur as described below. All the Financed Student Loans are prepayable in whole or in part by the borrowers at any time (including by means of Federal Consolidation Loans as discussed below) or as a result of a borrower default, death, disability or bankruptcy and subsequent liquidation or collection of Guarantee Payments with respect thereto. The rate of such prepayments cannot be predicted and may be influenced by a variety of economic, social and other factors, including as described below. In general, the rate of prepayments may tend to increase to the extent that alternative financing becomes available at prevailing interest rates which fall significantly below the interest rates applicable to the Financed Student Loans. However, because all of the Financed Student Loans bear interest at a rate that either actually or effectively is floating, it is impossible to determine whether changes in prevailing interest rates will be similar to or vary from changes in the interest rates on the Financed Student Loans. To the extent borrowers of Financed Student Loans elect to borrow Federal Consolidation Loans, whether from the Seller or another lender, such Financed Student Loans will be prepaid. See "Federal Family Education Loan Program--Federal Consolidation Loan Program" in the Prospectus.


     In administering the Federal Direct Consolidation Loan Program (See "Federal Family Education Loan Program--Legislative and Administrative Matters" in the Prospectus), the Department has indicated that it will permit borrowers with Federal Student Loans to consolidate their outstanding student loans at interest rates below those which would apply if they consolidated their outstanding student loans by means of a Federal Consolidation Loan under the Federal Consolidation Loan Program. The availability of such lower-rate consolidation loans may increase the likelihood that a Financed Student Loan will be prepaid. See "Risk Factors--Maturity and Prepayment Considerations" in the Prospectus regarding the Federal Direct Consolidation Loan Program. Furthermore, the Seller is obligated to repurchase or substitute for any Financed Student Loan pursuant to the Loan Sale Agreement as a result of a breach of any of its representations and warranties, and the Master Servicer is obligated to purchase any Financed Student Loan pursuant to the Master Servicing Agreement as a result of a breach of certain covenants with respect to such Financed Student Loan, in each case where such breach materially adversely affects the interests of the Certificateholders or the Noteholders in that Financed Student Loan and is not cured within the applicable cure period (it being understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan will not be considered to have a material adverse effect for this purpose). See "Description of the Transfer and Servicing Agreements--Sale of Student Loans; Representations and Warranties" and "--Servicer Covenants" in the Prospectus. See also "Description of the Transfer and Servicing Agreements--Termination", in the Prospectus, regarding the Seller's option to purchase the Financed Student Loans when the aggregate Pool Balance is less than or equal to 10% of the Initial Pool Balance and "Description of the Transfer and Servicing Agreements--Insolvency Event", in the Prospectus regarding the sale of Financed Student Loans if a Seller or Company Insolvency Event occurs.


     On the other hand, scheduled payments with respect to, and maturities of, the Financed Student Loans may be extended, including pursuant to Grace Periods, Deferral Periods and Forbearance Periods or as a result of the conveyance of Serial Loans to the Eligible Lender Trustee on behalf of the Trust during or after the Funding Period as described herein. In that event, the fact that such Serial Loans will have varying maturities and, after the termination of the Funding Period, will be purchased with principal distributions on the Financed Student Loans which may otherwise have been applied to amortize the Notes or the Certificates may lengthen the remaining term of the Financed Student Loans and the average life of the Notes and the Certificates. In addition, such Serial Loans may have, and certain of the Initial Financed Student Loans have, stated maturities which occur after the Final Maturity Date. The application, after the end of the Funding Period, of amounts which would otherwise have been distributable in respect of the Principal Distribution Amount for a related Distribution Date to make interest distributions to Noteholders and Certificateholders in lieu of collections of interest on certain Financed Student Loans on which interest is not currently required to be paid will also have the effect of lengthening the average life of the Notes and Certificates over what it would have been had such amounts been applied to amortize the Notes and the Certificates.

     Any Financed Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the __________ Distribution Date will be offered for sale by the Indenture Trustee. If acceptable bids to purchase such Financed Student Loans on such Distribution Date are received, as described herein, the proceeds of the sale will be applied on such Distribution Date to redeem any outstanding Notes and to retire any outstanding Certificates on such date. In addition, if acceptable bids to purchase such Financed Student Loans on such Distribution Date are not received, the sale of such Financed Student Loans may occur on a subsequent Distribution Date, as described herein, and applied on such date to redeem any outstanding Notes and retire any outstanding Certificates. No assurance can be given as to whether the Indenture Trustee will be successful in soliciting acceptable bids to purchase the Financed Student Loans on the __________ Distribution Date or any subsequent Distribution Date. See "Description of the Transfer and Servicing Agreements--Termination" herein.

     The rate of payment of principal of the Notes and the Certificates and the yield on the Notes and the Certificates may also be affected by the rate of defaults resulting in losses on Liquidated Student Loans, by the severity of those losses and by the timing of those losses, which may affect the ability of the Guarantors to make Guarantee Payments with respect thereto. The rate of prepayment on the Financed Student Loans cannot be predicted, and any reinvestment risks resulting from a faster or slower incidence of prepayment of Financed Student Loans will be borne entirely by the Securityholders. Such reinvestment risks may include the risk that interest rates and the relevant spreads above particular interest rate bases are lower at the time Securityholders receive payments from the Trust than such interest rates and such spreads would otherwise have been had such prepayments not been made or had such prepayments been made at a different time. The yield on the Notes and Certificates may also be reduced by the discharge of any Noteholders' Interest LIBOR Carryover and Certificateholders' Interest LIBOR Carryover remaining after distribution of all Available Funds on the respective final maturity date of the Notes and Certificates.


     Certain Differences Between the Class A-1 Notes, the Class A-2 Notes and the Certificates. Because the Class A-2 Noteholders will receive no payments of principal until the Class A-1 Notes have been paid in full and the Certificateholders will receive no payments of principal until the Class A-2 Notes have been paid in full, the Class A-1 Notes and, to a lesser extent, the Class A-2 Notes bear relatively greater risk than do the Certificates of an increased rate of principal repayments with respect to the Financed Student Loans (whether as a result of voluntary prepayments or liquidations due to default or breach). In addition, the Class A-1 Noteholders generally bear the risk of principal prepayments as a result of any remaining Pre-Funded Amount at the end of the Funding Period. On the other hand, Certificateholders, and to a lesser extent Class A-2 Noteholders, bear a greater risk of loss of principal than do Class A-1 Noteholders in the event of a shortfall in Available Funds and amounts on deposit in the Reserve Account because the Certificates do not receive principal distributions until the Class A-2 Notes are paid in full and the Class A-2 Notes do not receive principal payments until the Class A-1 Notes are paid in full.

     Basis Risk. Each Note Interest Rate and the Certificate Rate are generally based on one-month LIBOR and are calculated based on the actual number of days elapsed in each Interest Period divided by 360. Financed Student Loans, however, generally bear interest at an effective rate (taking into account any Special Allowance Payments) equal to the average bond equivalent rates of 91-day Treasury bills auctioned for each quarter (or, in certain circumstances, 52-week Treasury bills) plus margins specified for such Financed Student Loans under "Federal Family

Education Loan Program" in the Prospectus calculated on the basis of the actual number of days since the last day through which interest on such Financed Student Loan was paid in full and the actual number of days in the year. As a result, if in respect of any Interest Payment Date there does not exist a positive spread between (a) the Student Loan Rate and (b) the applicable Note Interest Rate or the Certificate Rate based on the Class A-1 LIBOR Rate, the Class A-2 LIBOR Rate or the Certificate Rate, as the case may be, the applicable
Note Interest Rate or the Certificate Rate, as applicable, for such Interest Payment Date will be the Student Loan Rate. See "Description of the Securities-- The Notes--Distributions of Interest" and "--The Certificates--Distributions of Interest" herein. Any Noteholders' Interest LIBOR Carryover or Certificateholders' Interest LIBOR Carryover arising as a result of the applicable Note Interest Rate or the Certificate Rate being determined on the basis of the Student Loan Rate will be paid on the Distribution Date immediately following such Interest Payment Date (or, if such Interest Payment Date is a Distribution Date, on such Distribution Date) or on any succeeding Distribution Date out of the Reserve Account Excess, if any, for such Distribution Date after making any required distributions out of such excess in respect of principal payments on the Notes or Certificates. Payment of such amounts, however, will not be covered, in the case of the Notes, by subordination of distributions of the Certificateholders' Distribution Amount in respect of the Certificates (although distributions of any Certificateholders' Interest LIBOR Carryover will be subordinated to payment of any Noteholders' Interest LIBOR Carryover). See "Description of the Transfer and Servicing Agreements--Distributions" herein .


     Default Risk of Certain Financed Student Loans. Under the Omnibus Budget Reconciliation Act of 1993, Financed Student Loans first disbursed on or after October l, 1993 are 98% insured by the applicable Guarantor. As a result, to the extent a borrower of such a Financed Student Loan defaults, the Trust will experience a loss of 2% of outstanding principal and accrued interest on each such Financed Student Loan. A defaulted loan will be fully assigned to the applicable Guarantor in exchange for a guarantee payment on the 98% guaranteed portion and the Trust may have no right thereafter to pursue the borrower for the 2% unguaranteed portion. Financed Student Loans continue to be 100% guaranteed in the event of death, disability or bankruptcy of the borrower regardless of disbursement date. As of the Cutoff Date, __% by principal balance of the Initial Financed Student Loans were made before October 1, 1993, and __% by principal balance were made after that date.

     Fees Payable on Certain Financed Student Loans. Under the Federal Consolidation Program, the Trust will be obligated to pay to the Department a monthly rebate fee (the "Monthly Rebate Fee") at an annualized rate of 1.05% of the outstanding principal balance on the last day of each month plus accrued interest thereon of each Federal Consolidation Loan which is a part of the Trust, which rebate will be payable prior to distributions to the Noteholders or the Certificateholders and which rebate will reduce the amount of funds which would otherwise be available to make distributions on the Securities and will reduce the Student Loan Rate.

     Ratings of the Securities. It is a condition to the issuance and sale of each class of the Notes and of the Certificates that the Notes be rated in the highest investment rating category by at least two rating agencies and that the Certificates be rated in the "A" rating category by at least two rating agencies. A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the ultimate payment of principal of and timely payment of interest on the Securities pursuant to their terms. However, the rating agencies do not evaluate, and the ratings of the Securities do not address, the likelihood of payment of the Noteholders' Interest LIBOR Carryover or the Certificateholders' Interest LIBOR Carryover. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant. There can be no assurance as to whether any additional rating agency will rate the Notes or the Certificates, or if one does, what rating would be assigned by such other rating agency.

     Incentive Programs. The Seller currently makes available and may hereafter make available certain incentive programs to borrowers. Under these programs, the Seller retains the option to terminate or change the terms of the incentives with respect to any or all of the borrower's loans, including loans originated prior to the termination or change which have been or will be assigned to the Trust. It cannot be predicted with certainty which borrowers will qualify or decide to participate in these programs.

     The effect of these incentive programs may be to reduce the yield on the Initial Financed Student Loans or on Student Loans which may be added to the Trust through Additional Fundings. If any such incentive program does reduce the yield on the affected Financed Student Loan and is not required by the Act, such program will be applicable to Financed Student Loans in the Trust only if and to the extent that the Trust receives payment from the Seller in an amount sufficient to offset such yield reduction.


                             FORMATION OF THE TRUST

The Trust

          Signet Student Loan Trust 1996-A will be a trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described herein and in the Prospectus. The Trust will not engage in any activity other than (i) acquiring, holding and managing the Financed Student Loans and the other assets of the Trust and proceeds therefrom, (ii) issuing the Certificates and the Notes, (iii) making payments thereon, (iv) purchasing Serial Loans and (v) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.


     The Trust will be initially capitalized with equity of $_________ (excluding amounts deposited in the Reserve Account by the Seller on the Closing
Date) representing the initial principal balance of the Certificates. Certificates with an initial principal balance of approximately $_________ will be held by the Company. The remaining Certificates will be sold to third-party investors by the Certificate Underwriters and the Bank that are expected to be unaffiliated with the Seller, the Company, the Master Servicer, the Guarantors, the Trust or the Department. The equity of the Trust, together with the proceeds from the sale of the Notes, will be used by the Eligible Lender Trustee to purchase on behalf of the Trust the Initial Financed Student Loans from the Seller pursuant to the Loan Sale Agreement and to fund the deposit of the Pre-Funded Amount. The Seller will use a portion of the net proceeds it receives from the sale of the Financed Student Loans to make the Reserve Account Initial Deposit. Upon the consummation of such transactions, the property of the Trust will consist of (a) a pool of Student Loans, legal title to which is held by the Eligible Lender Trustee on behalf of the Trust, (b) all funds collected in respect thereof on or after the Cutoff Date and (c) all moneys and investments on deposit in the Collection Account, the Pre-Funding Account and the Reserve Account. The Notes will be collateralized by the property of the Trust. As of the Closing Date, the aggregate principal balance of the Notes and the Certificates will equal approximately ___% of the Initial Pool Balance. The Collection Account, the Reserve Account and the Pre-Funding Account will be maintained in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders. To facilitate servicing and to minimize administrative burden and expense, the Master Servicer will be appointed custodian of the promissory notes representing the Financed Student Loans by the Eligible Lender Trustee.

     The Trust will use funds on deposit in the Pre-Funding Account during the Funding Period to make Additional Fundings, including to acquire Serial Loans which will constitute property of the Trust. See "Description of the Transfer and Servicing Agreements--Additional Fundings" herein. In addition, after the Funding Period, Serial Loans will be added to the Trust to the extent that the Eligible Lender Trustee on behalf of the Trust purchases such loans from the Seller. Any such conveyance during or after the Funding Period of such Serial Loans is conditioned on compliance with the procedures described in the Loan Sale Agreement. The Seller expects that the amount of Additional Fundings during the Funding Period will approximate 100% of the initial Pre-Funded Amount by the last day of the Collection Period preceding the __________ Distribution Date; however, there can be no assurance that a sufficient amount of Additional Fundings will be made by such date. If the Pre-Funded Amount has not been reduced to zero by the end of the Funding Period, the Noteholders will receive any amounts remaining in the Pre-Funding Account and any amount as a payment of principal. There can be no assurance as to the amount of

Additional Fundings that will occur after the Funding Period. See "Description of the Transfer and Servicing Agreements -- Additional Fundings" herein.

     The Trust's principal offices are in _______, ________, in care of The First National Bank of Chicago, as Eligible Lender Trustee, at the address listed below.

Capitalization of the Trust

     The following table illustrates the capitalization of the Trust as of the Cutoff Date, as if the issuance and sale of the Securities offered hereby had taken place on such date:

    Floating Rate Class A-1 Asset Backed Notes      $
    Floating Rate Class A-2 Asset Backed Notes
    Floating Rate Asset Backed Certificates         ______
        Total                                       $
                                                    ======

Eligible Lender Trustee

          The First National Bank of Chicago is the Eligible Lender Trustee for the Trust under the Trust Agreement. The First National Bank of Chicago is a national banking association whose principal offices are located at One First National Plaza, Suite 0126, Chicago, Illinois 60670 and whose New York offices are located at First Chicago Trust Company of New York, 14 Wall Street, New York, New York 10005. The Eligible Lender Trustee will acquire on behalf of the Trust legal title to all the Financed Student Loans acquired from time to time pursuant to the Loan Sale Agreement. The Eligible Lender Trustee on behalf of the Trust will enter into a Guarantee Agreement with each of the Guarantors with respect to such Financed Student Loans. The Eligible Lender Trustee qualifies as an eligible lender and owner of all Financed Student Loans for all purposes under the Act and the Guarantee Agreements. Failure of the Financed Student Loans to be owned by an eligible lender would result in the loss of any Guarantee Payments from any Guarantor and any Federal Assistance with respect to such Financed Student Loans. See "The Student Loan Pools" in the Prospectus. The Eligible Lender Trustee's liability in connection with the issuance and sale of the Notes and the Certificates is limited solely to the express obligations of the Eligible Lender Trustee set forth in the Trust Agreement, the Loan Sale Agreement and the Master Servicing Agreement. See "Description of the Securities" and "Description of the Transfer and Servicing Agreements" herein and in the Prospectus. The Seller and its affiliates may maintain normal commercial banking relations with the Eligible Lender Trustee.


                         THE FINANCED STUDENT LOAN POOL


          The pool of Financed Student Loans will include the Initial Financed Student Loans purchased by the Eligible Lender Trustee on behalf of the Trust as of the Cutoff Date and any Additional Student Loans made or acquired by the Eligible Lender Trustee on behalf of the Trust after the Closing Date.

          The Initial Financed Student Loans were selected from Signet's portfolio of Student Loans by employing several criteria, including, but limited to, as of the Cutoff Date, the following: each Initial Financed Student Loan (i) is guaranteed as to principal and interest by a Guarantor pursuant to a Guarantee Agreement and the Guarantor is, in turn, reinsured by the Department in accordance with the FFELP, (ii) contains terms in accordance with those required by the FFELP, the Guarantor and other applicable requirements, (iii) is not more than 120 days past due as of the Cutoff Date, (iv) did not have a borrower who was noted in the records of the Master Servicer as being currently involved in a bankruptcy proceeding and (v) is not subject to any obligation by Signet to sell such loan to a third party.

          Following the Closing Date, the Eligible Lender Trustee on behalf of the Trust will be obligated from time to time to purchase from the Seller, subject to the availability thereof, Serial Loans owned by the Seller. During the Funding Period, such purchase, including a Purchase Premium Amount for each Serial Loan so purchased of ___% of the principal balance owed by the applicable borrower on such loan, will be funded by means of a transfer of amounts on deposit in the Pre-Funding Account as described herein. Following the end of the Funding Period, such purchases will be funded by amounts representing distributions of principal on the outstanding Financed Student Loans which would otherwise have been part of the Available Funds of the Trust, provided such Serial Loans meet certain criteria described herein. See "Description of the Transfer and Servicing Agreements -- Additional Fundings" herein.

          No selection procedures believed by the Seller to be adverse to the Securityholders were used or will be used in selecting the Financed Student Loans. However, except for the criteria described in the preceding paragraphs and under "Description of the Transfer and Servicing Agreements -- Additional Fundings" herein, there will be no required characteristics of the Serial Loans. Therefore, following the transfer of Serial Loans to the Eligible Lender Trustee on behalf of the Trust, the aggregate characteristics of the entire pool of Financed Student Loans, including the composition of the Financed Student Loans, the distribution by loan type, the distribution by interest rate, the distribution by principal balance and the distribution by remaining term to scheduled maturity described in the following tables, may vary from those of the Initial Financed Student Loans as of the Cutoff Date. In addition, the distribution by weighted average interest rate applicable to the Financed Student Loans on any date following the Cutoff Date may vary from that set forth in the following tables as a result of variations in the effective rates of interest applicable to the Financed Student Loans. Moreover, the information described below with respect to the original term to maturity and remaining term of maturity of the Initial Financed Student Loans as of the Cutoff Date may vary from the actual term to maturity of any of the Financed Student Loans as a result of the granting of deferral and forbearance periods with respect thereto.


          Set forth below in the following tables is a description of certain additional characteristics of the Initial Financed Student Loans as of the Cutoff Date:

               Composition of the Initial Financed Student Loans
                             as of the Cutoff Date

Aggregate Outstanding Principal Balance(1)..........    $______________
Number of Borrowers.................................       ____________
Average Outstanding Principal Balance Per Borrower..       ____________
Number of Loans.....................................       ____________
Average Outstanding Principal Balance Per Loan......       ____________
Weighted Average Remaining Term to Maturity(2)......    ________ months
Weighted Average Annual Borrower Interest Rate(3)           __________%
___________________

(1) Includes net principal balance due from Obligors, plus accrued interest thereon of $_______________ as of the Cutoff Date to be capitalized upon commencement of repayment.

(2) Determined from the Cutoff Date to the stated maturity date of the applicable Initial Financed Student Loan, assuming repayment commences promptly upon expiration of the typical Grace period following the expected graduation date and without giving effect to any Deferral or Forbearance periods that may be granted in the future. See "The Federal Family Education Loan Program" in the Prospectus.

(3) Determined using the interest rates applicable to the Initial Financed Student Loans as of the Cutoff Date, excluding Special Allowance Payments. The weighted average spread, including Special Allowance Payments, to the 91-day or 52-week T-Bill rate, as applicable, rate was ____% as of the Cutoff Date and would have been ____% if all of the Initial Financed Student Loans were in repayment as of the Cutoff Date. However, because all the Initial Financed Student Loans effectively bear interest at a variable rate per annum, there can be no assurance that the foregoing percentage will remain applicable to the Initial Financed Student Loans at any time after the Cutoff Date. See "The Federal Family Education Loan Program" in the Prospectus.

               Distribution of the Initial Financed Student Loans
                       by Loan Type as of the Cutoff Date

                                             Aggregate          Percent of Pool
                            Number  of      Outstanding         by Outstanding
        Loan Type             Loans     Principal Balance(1)   Principal Balance
        ---------             -----     --------------------   -----------------
Subsidized Consolidation
 Loans.....................             $                                   %
Unsubsidized Consolidation
 Loans.....................
Subsidized Stafford Loans..
Unsubsidized Stafford Loan.
SLS Loans..................
PLUS Loans.................
                              -----     -------------------             ----

        Total                           $                             100.00%
                              =====     =================             ======

-------------------
(1) Includes net principal balance due from Obligors, plus accrued interest thereon of $_______________ as of the Cutoff Date to be capitalized upon commencement of repayment.

               Distribution of the Initial Financed Student Loans
                    by Interest Rates as of the Cutoff Date

                                          Aggregate          Percent of Pool
 Range of Interest        Number         Outstanding         by Outstanding
     Rates(1)            of Loans    Principal Balance(2)   Principal Balance
 -----------------       --------    --------------------   -----------------
Less than 7.50%.........               $                                   %
7.50% to 7.99%..........
8.00% to 8.49%..........
8.50% to 8.99%..........
9.00% to 9.49%..........
Greater than 9.49%......
                          -------       --------------            ----------
     Total                             $                             100.00%
                          =======       ==============            ==========

-------------------
(1) Determined using the interest rates applicable to the Initial Financed Student Loans as of the Cutoff Date. However, because all the Initial Financed Student Loans effectively bear interest as a variable rate per annum, there can be no assurance that the foregoing information will remain applicable to the Initial Financed Student Loans at any time after the Cutoff Date. See "The Federal Family Education Loan Program" in the Prospectus.
(2) Includes net principal balance due from Obligors, plus accrued interest thereon of $_______________ as of the Cutoff Date to be capitalized upon commencement of repayment.


              Distribution of the Initial Financed Student Loans
            by Outstanding Principal Balance as of the Cutoff Date

                                             Aggregate        Percent of Pool
 Range of Outstanding         Number        Outstanding       by Outstanding
  Principal Balances         of Loans   Principal Balance(1) Principal Balance
 --------------------        --------   -------------------- -----------------
Less than  $ 1,000..........                $                             %
$ 1,000 to $ 1,999..........
$ 2,000 to $ 2,999..........
$ 3,000 to $ 3,999..........
$ 4,000 to $ 4,999..........
$ 5,000 to $ 5,999..........
$ 6,000 to $ 6,999..........
$ 7,000 to $ 7,999..........
$ 8,000 to $ 8,999..........
$ 9,000 to $ 9,999..........
$10,000 to $10,999..........
$11,000 to $11,999..........
$12,000 to $12,999..........
$13,000 to $13,999..........
$14,000 to $14,999..........
$15,000 and above...........
                              ------          ----------              ---

     Total                                                         100.00%
                              =======         ==========           ======

-------------------
(1) Includes net principal balance due from Obligors, plus accrued interest thereon of $_______________ as of the Cutoff Date to be capitalized upon commencement of repayment.

                     Distribution of the Initial Financed
                         Student Loans By School Type

                                        Aggregate
                                       Outstanding        Percent of Pool
                          Number        Principal         by Outstanding
      School Type        of Loans       Balance(1)       Principal Balance
4-year institutions....                $                                %

2-year institutions....

Consolidation..........

Graduate...............

Proprietary/Vocational

Not identified.........
                         ---------     -------------      ---------------
   Total...............                $                                %
                         =========     =============      ===============

-------------------------

(1) Includes net principal balance due from Obligors, plus accrued interest thereon of $_______________ as of the Cutoff Date to be capitalized upon commencement of repayment.


      Distribution of the Initial Financed Student Loans by Remaining Term
                  to Scheduled Maturity as of the Cutoff Date

                                             Aggregate         Percent of Pool
Number of Months Remaining  Number of       Outstanding        by Outstanding
  to Scheduled Maturity(1)    Loans    Principal Balance(2)  Principal Balance
--------------------------  ---------  --------------------  -----------------
Less than 13..............                     $                           %
13 to 24..................
25 to 36..................
37 to 48..................
49 to 60..................
61 to 72..................
73 to 84..................
85 to 96..................
97 to 108.................
109 to 120................
121 to 132................
133 to 144................
145 and greater...........
192 and above.............
                             -------        --------                   ---

     Total                                                          100.00%
                             =======        ========                ======

-----------------

(1) Determined from the Cutoff Date to the stated maturity date of the applicable Initial Financed Student Loan, assuming repayment commences promptly upon expiration of the typical Grace period following the expected graduation date and without giving effect to any Deferral or Forbearance periods that may be granted in the future. See "The Federal Family Education Loan Program" in the Prospectus.
(2) Includes net principal balance due from Obligors, plus accrued interest thereon of $_______________ as of the Cutoff Date to be capitalized upon commencement of repayment.


              Distribution of the Initial Financed Student Loans
               by Loan Payment Status as of the Cutoff Date


                                            Aggregate           Percent of Pool
                             Number of      Outstanding         by Outstanding
Loan Payment Status(1)         Loans    Principal Balance(2)   Principal Balance
--------------------------   ---------  --------------------   -----------------
In-School..................                     $                            %
Grace......................
Deferral...................
Forbearance................
Repayment (3)..............
  First year in repayment
  Second year in repayment
  Third year in repayment
  More than 3 years in
   repayment
     Repayment-Subtotal
                              --------     -------------               ------
  Total                                    $                           100.00%
                              ========     =============               ======

-------------------
(1) Refers to the status of the borrower of each Initial Financed Student Loan as of the Cutoff Date; such borrower may still be attending school ("In-School"), may be in a grace period prior to repayment commencing ("Grace"), may be repaying such loan ("Repayment") or may have temporarily ceased repaying such loan through a deferral ("Deferral") or a forbearance ("Forbearance") period. See "The Federal Family Education Loan Program" in the Prospectus.
(2) Includes net principal balance due from Obligors, plus accrued interest thereon of $_______________ as of the Cutoff Date to be capitalized upon commencement of repayment.

(3) The weighted average number of months in repayment for all Initial Financed Student Loans currently in repayment is ____, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the Cutoff Date.


  Scheduled Weighted Average Months in Status of the Initial Financed Student
         Loans by Current Loan Payment Status as of the Cutoff Date(1)


                                       Scheduled Months in Status
     Current Borrower   --------------------------------------------------------
      Payment Status

                  In-School   Grace    Deferral    Forbearance    Repayment


In-School........

Grace...................

Deferral................

Forbearance.............

Repayment...............

-------------------------

(1) Determined without giving effect to any deferral or forbearance periods that may be granted in the future.


                         Geographic Distribution of the
              Initial Financed Student Loans as of the Cutoff Date

                                          Aggregate           Percent of Pool
                         Number of       Outstanding          by Outstanding
          State(1)         Loans     Principal Balance(2)    Principal Balance
          --------       ---------   --------------------    -----------------
Alabama...............

Alaska................

Arizona...............

Arkansas..............

California............

Colorado..............

Connecticut...........

Delaware..............

District of Columbia..

Florida...............

Georgia...............

Guam..................

Hawaii................

Idaho.................

Illinois..............

Indiana...............

Iowa..................

Kansas................

Kentucky..............

Louisiana.............

Maine.................

Maryland..............

Massachusetts.........

Michigan..............

Minnesota.............

Mississippi...........

Missouri..............

Montana...............

Nebraska..............

Nevada................

New Hampshire.........

New Jersey............

                                          Aggregate           Percent of Pool
                         Number of       Outstanding          by Outstanding
          State(1)         Loans     Principal Balance(2)    Principal Balance
          --------       ---------   --------------------    -----------------
New Mexico............

New York..............

North Carolina........

North Dakota..........

Ohio..................

Oklahoma..............

Oregon................

Pennsylvania..........

Puerto Rico...........

Rhode Island..........

South Carolina........

South Dakota..........

Tennessee.............

Texas.................

Utah..................

Vermont...............

Virgin Islands........

Virginia..............

Washington............

West Virginia.........

Wisconsin.............

Wyoming...............

Other.................
                         --------    -------------               ---------

      Total...........                                               100%
                         ========    =============               =========

--------------
(1) Based on the permanent billing addresses of the borrowers of the Initial Financed Student Loans shown on the Master Servicer's records as of the Cutoff Date.
(2) Includes net principal balance due from Obligors, plus accrued interest thereon of $_____________ as of the Cutoff Date to be capitalized upon commencement of repayment.


                   Distribution of Initial Financed Student
                         Loans by Date of Disbursement


                                              Aggregate       Percent of Pool by
                            Number          Outstanding          Outstanding
  Disbursement Date(1)     of Loans     Principal Balance(2)  Principal Balance
Pre-October 1, 1993......

October 1, 1993 and
 Unkown thereafter.......
                            -------      ------------------    ----------------

     Total...............
                            =======      ==================    ================

-------------------

(1) Student Loans disbursed prior to October 1, 1993 are 100% guaranteed by the applicable Guarantor, and reinsured against default by the Department up to a maximum of 100% of the Guarantee Payments. Student Loans disbursed on or after October 1, 1993 are 98% guaranteed by the applicable Guarantor, and reinsured against default by the Department up to a maximum of 98% of the Guarantee Payments.
(2) Includes net principal balance due from Obligors, plus accrued interest thereon estimated to be $______ as of the Cutoff Date to be capitalized upon commencement of repayment.


  Each of the Financed Student Loans provides or will provide for the amortization of the outstanding principal balance of such Financed Student Loan over a series of regular payments. Except as set forth below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of such Financed Student Loan multiplied by the applicable interest rate and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received in respect of such Financed Student Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, subject to any applicable Deferral Periods or Forbearance Periods, and except as set forth below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of such Financed Student Loan.

  The Seller makes available to certain of its borrowers with Student Loan certain payment terms which may result in the lengthening of the remaining terms of the Student Loans. For example, not all of the loans owned by the Seller provide for level payments throughout the repayment term of the loans. Certain of the loans provide for a "graduated phase in" of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.
The Seller also offers an income-sensitive repayment plan, pursuant to which repayments are based on the borrower's income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under the Financed Student Loans will continue to be eligible for such graduated payment and income-sensitive repayment plans.

Guarantee of Financed Student Loans

  By the Closing Date, the Eligible Lender Trustee will have entered into a Guarantee Agreement with each of the Guarantors pursuant to which each of the Guarantors has agreed to serve as Guarantor for certain of the Financed Student Loans. The following table provides information with respect to the portion of the Initial Financed Student Loans guaranteed by each Guarantor:

                    Distribution of Initial Financed Student
                           Loans by Guarantee Agency
                             as of the Cutoff Date

                                                Aggregate      Percent of
                                               Outstanding       Pool by
                                                Principal      Outstanding
                               Number of       Balance of       Principal
                                 Loans           Loans           Balance
   Name of Guarantee Agency   Guaranteed     Guaranteed(1)     Guaranteed
                              ----------     -------------     ----------

Educational Credit
 Management Corporation.......

Texas Guaranteed Student
 Loan Corporation.............

United Student Aid Funds......

     Total....................

--------------------
(1) Includes net principal balance due from Obligors, plus accrued interest thereon estimated to be $______ as of the Cutoff Date to be capitalized upon commencement of repayment.

  Pursuant to its Guarantee Agreement, each of the Guarantors guarantees payment of 100% of the principal (including any interest capitalized from time to time) and accrued interest for each Financed Federal Student Loan guaranteed by it as to which any one of the following events has occurred:

   (a) failure by the borrower thereof to make monthly principal or interest payments on such Financed Student Loan when due, provided such failure continues for a statutorily determined period of time of at least 180 days (except that such guarantee against such failures will be 98% of principal and at least 98% of accrued interest for loans first disbursed on or after October 1, 1993);

   (b) any filing by or against the borrower thereof of a petition in bankruptcy pursuant to any chapter of the Federal bankruptcy code, as amended;

   (c)  the death of the borrower thereof; or

   (d) the total and permanent disability of the borrower thereof to work and earn money or attend school, as certified by a qualified physician.

  When these conditions are satisfied, the Act requires the Guarantor generally to pay the claim within 90 days of its submission by the lender. The obligations of each Guarantor pursuant to its Guarantee Agreement are obligations solely of such Guarantor, and are not supported by the full faith and credit of the federal or any state government. However, the Act provides that if the Secretary of Education ("Secretary") determines that a Federal Guarantor is unable to meet its insurance obligations, the Secretary shall assume responsibility for all functions of the Guarantor under the loan insurance program of such Guarantor. The Secretary is authorized, among other things, to take those actions necessary to ensure the continued availability of Federal Student Loans to residents of the state or states in which the Guarantor did business, the full honoring of all guarantees issued by a Guarantor prior to the assumption by the Secretary of the functions of such Guarantor, and the proper servicing of Federal Student Loans guaranteed by the Guarantor prior to the Secretary's assumption of the functions of such Guarantor. For a further discussion of the Secretary's authority in the event a Guarantor is unable to meet its insurance obligations, see "Federal Family Education Loan Program -- Federal Guarantors" and "-- Federal Insurance and Reinsurance of Federal Guarantors" in the Prospectus.

  Each Guarantor's guarantee obligations with respect to any Financed Student Loan guaranteed by it are conditioned upon the satisfaction of all the conditions set forth in the Guarantee Agreement. These conditions typically include, but are not limited to, the following: (i) the origination and servicing of such Financed Student Loan being performed in accordance with the Act and other applicable requirements, (ii) the timely payment to the Guarantor of the guarantee fee payable with respect to such Financed Student Loan, (iii) the timely submission to the Guarantor of all required pre-claim delinquency status notifications and of the claim with respect to such Financed Student Loan and (iv) the transfer and endorsement of the promissory note evidencing such Financed Student Loan to the Guarantor upon and in connection with making a claim to receive Guarantee Payments thereon. Failure to comply with any of the applicable conditions, including the foregoing, may result in the refusal of the Guarantor to honor its Guarantee Agreement with respect to such Financed Student Loan, in the denial of guarantee coverage with respect to certain accrued interest amounts with respect thereto or in the loss of certain Interest Subsidy Payments and Special Allowance Payments with respect thereto. Under the Master Servicing Agreement and the Loan Sale Agreement, such failure to comply would constitute a breach of the Master Servicer's covenants or the Seller's representations and warranties, as the case may be, and would create an obligation of the Master Servicer or the Seller, as the case may be, to purchase or repurchase such Financed Student Loan and to reimburse the Trust for such non-guaranteed interest amounts or such lost Interest Subsidy Payments and Special Allowance Payments with respect thereto or, in the case of a breach by the Seller, to substitute other loans for such loan. See "Description of the Transfer and Servicing Agreements -- Sale of Financed Student Loans; Representations and Warranties" and "-- Servicer Covenants" in the Prospectus .



  Set forth below is certain current and historical information with respect to each Guarantor in its capacity as a Guarantor of all education loans guaranteed by it:

  Guarantee Volume. The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans to Undergraduate Students (PLUS) program but excluding Federal Consolidation Loans) that have first become guaranteed by each of the Guarantors and by all guarantors in each of the last five federal fiscal years for which information is available:*



                    Stafford, SLS and PLUS Loans Guaranteed


                              Federal Fiscal Year

Guarantee
   Agency    1991   1992  1993   1994   1995
---------    ----   ----  ----   ----   ----

TGSLC

USAF

ECMC

All
Guarantors



______________

    * The information set forth in the table above has been obtained from the Department of Education's Guaranteed Student Loan Programs Data Books (each, a "DOE Data Book") for Fiscal Years 1991, 1992 and 1993 (with respect to fiscal years 1991 through 1993) and from each Guarantor (with respect to fiscal years 1994 and 1995), has not been audited, and is not guaranteed as to accuracy or completeness, and is not to be construed as a representation, by the Seller or the Underwriters.

   **   Not Available.


  Reserve Ratio. Each Guarantor's reserve ratio is determined by dividing its cumulative cash reserves by the original principal amount of the outstanding loans it has agreed to guarantee. The term "cumulative cash reserves" refers to cash reserves plus (i) sources of funds (including insurance premiums, state appropriations, federal advances, federal reinsurance payments, administrative cost allowances, collections on claims paid and investment earnings) minus (ii) uses of funds (including claims paid to lenders, operating expenses, lender fees, the Department's share of collections on claims paid, returned advances and reinsurance fees). The "original principal amount of outstanding loans" consists of the original principal amount of loans guaranteed by such Guarantor minus (i) the original principal amount of loans canceled, claims paid, loans paid in full and loan guarantees transferred from such Guarantor to other guarantors plus (ii) the original principal amount of loans guaranteed to such Guarantor from other guarantors. The following table sets forth each Guarantor's reserve ratios and the national average reserve ratio for all guarantors for the last five federal fiscal years for which information is available:*


                                 Reserve Ratio

                              Federal Fiscal Year

 Guarantee
   Agency       1991    1992    1993    1994     1995
 ---------      ----    ----    ----    ----     ----

TGSLC

USAF

ECMC

All

Guarantors


______________

    * The information set forth in the table above has been obtained from the Department of Education's Guaranteed Student Loan Programs Data Books (each, a "DOE Data Book") for Fiscal Years 1991, 1992 and 1993 (with respect to fiscal years 1991 through 1993) and from each Guarantor (with respect to fiscal years 1994 and 1995), has not been audited, and is not guaranteed as to accuracy or completeness, and is not to be construed as a representation, by the Seller or the Underwriters.

   **       Not Available.

  Recovery Rates. A Guarantor's recovery rate, which provides a measure of the effectiveness of the collection efforts against defaulting borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by such Guarantor by the aggregate amount of default claims paid by such Guarantor during the applicable federal fiscal year with respect to borrowers. The table below sets forth the recovery rates for each Guarantor for the last five federal fiscal years shown:*



                                Recovery Ratio



                              Federal Fiscal Year


Guarantee
  Agency     1991    1992    1993    1994    1995
---------    ----    ----    ----    ----    ----

TGSLC

USAF

ECMC

All

Guarantors



______________

    * The information set forth in the table above has been obtained from the DOE Data Book for Fiscal Years 1991, 1992 and 1993 (with respect to fiscal years 1991 through 1993) and from each Guarantor (with respect to fiscal years 1994 and 1995), has not been audited, and is not guaranteed as to accuracy or completeness, and is not to be construed as a representation, by the Seller or the Underwriters.

   **       Not Available.

  Loan Loss Reserve. USAF annually establishes a reserve for future losses with respect to its student loan guarantee obligations. None of the other Guarantors maintains such a loan loss reserve. Accordingly, with the exception of USAF, in the event that a Guarantor receives less than full reimbursement of its guarantee obligations from the Department (see "Federal Family Education Loan Program -- Federal Insurance and Reinsurance of Guarantors" in the Prospectus), the Guarantor would be forced to look to its existing assets to satisfy any such guarantee obligations not so reimbursed.

  Claims Rate. For the past five federal fiscal years, no Guarantor except USAF has experienced a claims rate in excess of 5%. As a result, all claims of each Guarantor except for USAF have been fully reimbursed by the Department. See "Federal Family Education Loan Program -- Federal Insurance and Reinsurance of Federal Guarantors" in the Prospectus. No assurance can be made that any of the Guarantors will continue to receive full reimbursement for reinsurance claims (or the full 98% maximum reimbursement for loans first disbursed on or after October 1, 1993). The following table sets forth the claims rate of each Guarantor and the national average for all federal guarantors for each of the last five federal fiscal years shown:*


                                  Claims Rate


                              Federal Fiscal Year

Guarantee
 Agency      1991   1992   1993   1994   1995
---------    ----   ----   ----   ----   ----

TGSLC

USAF

ECMC


______________

    * The information set forth in the table above has been obtained from the DOE Data Book for Fiscal Years 1991, 1992 and 1993 (with respect to fiscal years 1991 through 1993) and from each Guarantor (with respect to fiscal years 1994 and 1995), has not been audited, and is not guaranteed as to accuracy or completeness, and is not to be construed as a representation, by the Seller or the Underwriters.

   **       Not Available.


  Unless otherwise indicated, all the above information relating to each Guarantor has been obtained from such Guarantor, has not been audited, is not guaranteed as to accuracy or completeness by the Seller or the Underwriters and is not to be construed as a representation by the Seller or the Underwriters. For further information concerning the Guarantors and all guarantors, prospective investors should consult the DOE Data Books.

Subservicing

  The Master Servicer may from time to time employ subservicers with respect to all or any portion of the Financed Student Loans; provided, however, that no such subservicer shall be engaged unless the Master Servicer shall have received prior written notice from each of the rating agencies that the engagement of such subservicer shall not cause such rating agency to lower its then-current rating on any of the Securities. Notwithstanding the use of any subservicer, the Master Servicer shall remain responsible for the servicing of the Financed Student Loans under the Master Servicing Agreement as if it alone were servicing such loans. See "The Seller, the Master Servicer and the Subservicers" in the Prospectus.


                         DESCRIPTION OF THE SECURITIES

General

  The Notes will be issued pursuant to the terms of the Indenture and the Certificates will be issued pursuant to the terms of the Trust Agreement, in each case substantially in the form filed as an exhibit to the Registration Statement. The following summary describes certain terms of the Notes, the Certificates, the Indenture and the Trust Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Notes, the Certificates, the Indenture and the Trust Agreement. The following summary supplements and, to the extent inconsistent therewith, replaces the description of the general terms and provisions of the Notes, the Certificates, the Indenture and the Trust Agreement set forth in the Prospectus, to which description reference is hereby made.

The Notes

  Distributions of Interest. Interest will accrue on the principal balance of the Class A-1 Notes and the Class A-2 Notes at a rate per annum (calculated as provided below) equal to the Class A-1 Rate and the Class A-2 Rate, respectively. Interest will accrue from and including the Closing Date or from the most recent Interest Payment Date on which interest has been paid to but excluding the current Interest Payment Date (each an "Interest Period") and will be payable to the Noteholders monthly on each Interest Payment Date. Interest accrued as of any Interest Payment Date but not paid on such Interest Payment Date will be due on the next Interest Payment Date together with an amount equal to interest on such amount at the applicable rate per annum. Interest payments on the Notes for any Interest Payment Date will generally be funded from (i) in the case of each Interest Payment Date that is not a Distribution Date, Monthly Available Funds and (ii) in the case of each Interest Payment Date that is a Distribution Date, Available Funds, in each case on deposit in the Collection Account and from amounts on deposit in the Reserve Account remaining after the distribution of the Servicing Fee and the Administration Fee for such Interest Payment Date. If such sources are insufficient to pay the Noteholders' Interest Distribution Amount for such Interest Payment Date, such shortfall will be allocated pro rata to the Class A-1 Notes and the Class A-2 Notes (based upon the total amount of interest then due on each class of Notes). See "Description of the Transfer and Servicing Agreements--Distributions" and "-- Credit Enhancement" herein.

  The "Class A-1 Rate" for each Interest Period will be equal to the lesser of
(a) the Class A-1 LIBOR Rate for such Interest Period and (b) the Student Loan Rate for such Interest Period. The "Class A-2 Rate" for each Interest Period will be equal to the lesser of (a) the Class A-2 LIBOR Rate for such Interest Period and (b) the Student Loan Rate for such Interest Period.

  The "Class A-1 LIBOR Rate" shall be equal to one-month LIBOR for such Interest Period (determined as described herein) plus _____%; provided, however, that with respect to the initial Interest Period the Class A-1 LIBOR Rate shall equal ____%.

  The "Class A-2 LIBOR Rate" shall be equal to one-month LIBOR for such Interest Period (determined as described herein) plus ____%; provided, however, that with respect to the initial Interest Period the Class A-2 LIBOR Rate shall equal ____%.

  The "Student Loan Rate" for any Interest Period will equal the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction,
(i) the numerator of which is equal to Expected Interest Collections for such Interest Period less the Servicing Fees and the Administration Fee with respect to such Interest Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.


  "Expected Interest Collections" means, with respect to any Interest Period, the sum of (i) the amount of interest accrued, net of Monthly Rebate Fees and other amounts required by the Act to be paid to the Department or to be repaid to borrowers, with respect to the Financed Student Loans for the related Student Loan Rate Accrual Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments estimated to have accrued for such Student Loan Rate Accrual Period, whether or not actually received and (iii) Investment Earnings for such Student Loan Rate Accrual Period.

  On each Distribution Date, any Noteholders' Interest LIBOR Carryover incurred and unpaid to and including such Distribution Date will be payable on such Date but only out of any Reserve Account Excess after the payment of any portion of such excess required to be distributed as principal on the Notes or the Certificates. Any amount of Noteholders' Interest LIBOR Carryover remaining unpaid on the respective final maturity date of the Class A-1 Notes and Class A-2 Notes will never become due and payable and will be discharged as to the Class A-1 or Class A-2 Notes, as applicable, on such date.

  Distributions of Principal. Principal payments will be made to the Noteholders on each Distribution Date, in an amount generally equal to the Principal Distribution Amount for such Distribution Date, until the principal balance of the Notes is reduced to zero. Payments on the Notes of the Noteholders' Principal Distribution Amount will generally be derived from Available Funds and amounts on deposit in the Reserve Account remaining after the distribution of the Servicing Fee and all overdue Servicing Fees, the Administration Fee and all overdue Administration Fees, the Noteholders' Interest Distribution Amount and the Certificateholders' Interest Distribution Amount. See "Description of the Transfer and Servicing Agreements-- Distributions" and "-- Credit Enhancement" herein. If such sources are insufficient to pay the Noteholders' Principal Distribution Amount for such Distribution Date, such shortfall will be added to the principal payable to the Noteholders on subsequent Distribution Dates. Principal payments on the Notes will be applied on each Distribution Date, first, to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero.

  In addition, on each Distribution Date the Excess Distribution Amount, if any, for such Distribution Date will be applied to pay the principal on the Class A-1 Notes until the principal balance of such Class A-1 Notes is reduced to zero and then to pay the principal balance of the Class A-2 Notes until the principal balance of such Class A-2 Notes is reduced to zero. The Excess Distribution Amount, if any, available to be distributed as set forth in the preceding sentence will not be part of the Principal Distribution Amount for a Distribution Date and Noteholders will have no entitlement thereto except to the extent of any such Excess Distribution Amount of which there can be no assurance. See "Description of the Transfer and Servicing Agreements--Credit Enhancement--Reserve Account" herein.

  The aggregate outstanding principal amount of the Class A-1 Notes will be payable in full on the _________ Distribution Date (the "Class A-1 Final Maturity Date") and the aggregate outstanding principal amount of the Class A-2 Notes will be payable in full on the _________ Distribution Date (the "Class A-2 Final Maturity Date"). However, the actual maturity of the Class A-1 Notes or the Class A-2 Notes could occur other than on such date as a result of a variety of factors including prepayments of the Financed Student Loans. See "Risk Factors -- Maturity and Prepayment Considerations" herein.


  Mandatory Redemption. If any amounts remain on deposit in the Pre-Funding Account on the last day of the Funding Period after giving effect to all Additional Fundings on or prior to such date, such amounts will be used on the Distribution Date on or immediately following such date to redeem the Class A-1 Notes in an amount not to exceed their outstanding principal balance, and then to redeem the Class A-2 Notes. The aggregate principal amounts of Notes to be redeemed will be an amount equal to the amount then on deposit in the Pre-Funding Account on the last day of the Funding Period.

The Certificates

  Distributions of Interest. Certificateholders will be entitled to distributions in an amount equal to the amount of interest that would accrue on the Certificate Balance at the Certificate Rate, commencing with the ____________, 1996 Interest Payment Date. Such amounts will be distributable monthly on each Interest Payment Date. That interest entitlement will accrue from and including the Closing Date or from the most recent Interest Payment Date on which interest distributions have been made to but excluding the current Interest Payment Date and will be calculated as provided below. Interest distributions due for any Distribution Date but not distributed on such Interest Payment Date will be due on the next Interest Payment Date increased by an amount equal to interest on such amount at the Certificate Rate. Interest distributions with respect to the Certificates for such Interest Payment Date will generally be funded from the portion of (i) in the case of each Interest Payment Date that is not a Distribution Date, Monthly Available Funds and (ii) in the case of each Distribution Date, Available Funds, in each case on deposit in the Collection Account and from amounts on deposit in the Reserve Account remaining after the distribution of the Servicing Fee and all overdue Servicing Fees, the Administration Fee and all overdue Administration Fees and the Noteholders' Interest Distribution Amount for such Interest Payment Date. If such sources are insufficient to pay the Certificateholders' Interest Distribution Amount for such Interest Payment Date, no other source will be available to cover such shortfall on such date. See "Description of the Transfer and Servicing Agreements -- Distributions" and "--Credit Enhancement -- Reserve Account" herein.

  The "Certificate Rate" for each Interest Period will be equal to the lesser of
(a) the Certificate LIBOR Rate for such Interest Period and (b) the Student Loan Rate for such Interest Period.

  The "Certificate LIBOR Rate" shall be equal to one-month LIBOR for such Interest Period (determined as described herein) plus ____%; provided, however, that with respect to the initial Interest Period the Certificate LIBOR Rate shall equal ____% for the period from the Closing Date to but excluding __________, 1996.

  On each Distribution Date, any Certificateholders' Interest LIBOR Carryover incurred and unpaid to and including such Distribution Date will be payable on such Distribution Date but only to the extent of any Reserve Account Excess remaining after the payment of (i) any portion of such amount required to be distributed as principal on the Notes and Certificates and (ii) any Noteholders' Interest LIBOR Carryover. Any amount of Certificateholders' Interest LIBOR Carryover remaining after distribution of all Available Funds on the Final Maturity Date will never become due and will be discharged on such date.

  Distributions of Principal. Certificateholders will be entitled to distributions on each Distribution Date on and after which the Notes are paid in full in an amount generally equal to the Principal Distribution Amounts for such Distribution Date. Distributions with respect to Principal Distribution Amount on the Certificates for such Distribution Date will generally be funded from the portion of Available Funds and amounts on deposit in the Reserve Account remaining after distribution of the Servicing Fee, the Administration Fee and the Certificateholders' Interest Distribution Amount for such Distribution Date. See "Description of the Transfer and Servicing Agreements -- Distributions" and "--Credit Enhancement -- Reserve Account" herein. If such sources are insufficient to pay the

Certificateholders' Principal Distribution Amount for such Distribution Date, no other source will be available to cover such shortfall on such date.

  In addition, on each Distribution Date on and after the Notes are paid in full, the Excess Distribution Amount, if any, for such Distribution Date will be applied to pay the principal on the Certificates. The Excess Distribution Amount, if any, available to be distributed as set forth in the preceding sentence will not be part of the Principal Distribution Amount for a Distribution Date and Certificateholders will have no entitlement thereto except to the extent of any such Excess Distribution Amount of which there can be no assurance. See "Description of the Transfer and Servicing Agreements--Credit Enhancement--Reserve Account" herein.

  The outstanding principal amount of the Certificates will be payable in full on the _________ Distribution Date (the "Final Maturity Date"). The actual date on which the aggregate outstanding principal and accrued interest of the Certificates will be paid in full may be other than such date, however, based on a variety of factors, including those described under "The Financed Student Loan Pool -- Maturity and Prepayment Considerations" herein.

  Subordination of the Certificates. The rights of Certificateholders to receive payments of interest are subordinated to the rights of the Noteholders to receive payments of interest and the rights of the Certificateholders to receive payments of principal are subordinated to the rights of the Noteholders to receive payments of interest and principal. Consequently, Monthly Available Funds or Available Funds, as the case may be, on deposit in the Collection Account and amounts on deposit in the Reserve Account on (i) any Interest Payment Date that is not a Distribution Date will be applied to the payment of interest on the Notes before payment of interest on the Certificates and (ii) any Interest Payment Date that is also a Distribution Date will be applied to the payment of interest on the Notes before payment of interest and principal on the Certificates and will be applied to the payment of the Noteholders' Principal Distribution Amount before payment of principal on the Certificates. No distributions in respect of principal of the Certificates will be made until the Distribution Date on or after which the Notes have been paid in full. Moreover, on any Distribution Date, the Reserve Account Excess, if any, with respect to such Distribution Date will be applied to the payment of the Noteholders' Interest LIBOR Carryover prior to any distribution thereof to Certificateholders to cover the Certificateholders' Interest LIBOR Carryover, provided that such amounts will first be applied to reduce to the aggregate principal balance of Notes and the Certificates by the amount of any Excess Distribution Amount for such Distribution Date. If amounts otherwise allocable to the Certificates are used to fund payments of interest and principal on the Notes, distributions with respect to the Certificates may be delayed or reduced and Certificateholders may suffer a loss. See "Risk Factors -- Subordination" herein.

Determination of LIBOR

  Pursuant to the Administration Agreement (or in the case of the initial Interest Period, with respect to the period from _________, 1996 to but including the initial Interest Payment Date), the Administrator will determine LIBOR for purposes of calculating the Certificate LIBOR Rate, the Class A-1 LIBOR Rate and the Class A-2 LIBOR Rate for each given Interest Period on the second business day prior to the commencement of each Interest Period (or, in the case of the initial Interest Period, with respect to the period from _________, 1996 to but excluding _________, 1996, on the second business day prior to _________, 1996) (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a business day is any day on which banks in London and New York City are open for the transaction of international business. Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360-day year.

  "LIBOR" means, with respect to any Interest Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S.

     "Telerate Page 3750" means the display page 3750 designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Reference Banks" means four major banks in the London interbank market selected by the Administrator.

Book-Entry Registration

     DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include any underwriters, agents or dealers with respect to the Securities offered hereby. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Securityholders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities may do so only through Participants and Indirect Participants. In addition, Securityholders will receive all distributions of principal and interest from the Indenture Trustee or the Eligible Lender Trustee, as applicable (the "Applicable Trustee"), through Participants and Indirect Participants. Under a book-entry format, Securityholders may experience some delay in their receipt of payments, since such payments will be forwarded by the Applicable Trustee to Cede, as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or Securityholders. It is anticipated that the only "Securityholder," "Certificateholder" and "Noteholder" will be Cede, as nominee for DTC. Securityholders will not be recognized by the Applicable Trustee as Noteholders or Certificateholders, as such terms are used in the Indenture and the Trust Agreement, respectively and Securityholders will be permitted to exercise the rights of Securityholders only indirectly through DTC and its Participants (who in turn will exercise their rights through DTC).

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Securities among Participants on whose behalf it acts with respect to the Securities and to receive and transmit distributions of principal of, and interest on, the Securities. Participants and Indirect Participants with which Securityholders have accounts with respect to the Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Securityholders. Accordingly, although Securityholders will not possess Securities, the Rules provide a mechanism by which Participants will receive payments and will be able to transfer their interests.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Securityholder to pledge Securities to persons or entities that do not participate in the

DTC system, or to otherwise act with respect to such Securities, may be limited due to the lack of a physical certificate for such Securities.

     Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include any underwriters, agents or dealers with respect to the Securities offered hereby. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance Systems, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include any underwriters, agents or dealers with respect to the Securities offered hereby. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the ''Terms and Conditions''). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions with respect to Notes held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a beneficial holder of Notes under the Indenture on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

     Securityholders may hold their Securities through DTC (in the United States) or Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems.

     The Securities will initially be registered in the name of Cede & Co., the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. ("Citibank") will act as depositary for Cedel and Morgan Guaranty Trust Company of New York ("Morgan") will act as depositary for Euroclear (in such capacities, individually the "Depositary" and collectively the "Depositaries").

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Because of time-zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

     Cross-market transfers between persons holding Notes directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions to the Depositaries.

     DTC has advised the Administrator that it will take any action permitted to be taken by a Securityholder under the Indenture or the Trust Agreement, as the case may be, only at the direction of one or more Participants to whose accounts with DTC the Securities are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

     Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of interests in the Notes among Participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     NEITHER THE TRUST, THE SELLER, THE MASTER SERVICER, ANY SUBSERVICER, THE ADMINISTRATOR, THE ELIGIBLE LENDER TRUSTEE, THE INDENTURE TRUSTEE NOR THE UNDERWRITERS WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY PARTICIPANTS, CEDEL PARTICIPANTS OR EUROCLEAR PARTICIPANTS OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO (l) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC, CEDEL

OR EUROCLEAR OR ANY PARTICIPANT, (2) THE PAYMENT BY DTC, CEDEL OR
EUROCLEAR OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL AMOUNT OR INTEREST ON THE SECURITIES, (3) THE DELIVERY BY ANY PARTICIPANT, CEDEL PARTICIPANT OR EUROCLEAR PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE OR THE TRUST AGREEMENT TO BE GIVEN TO SECURITYHOLDERS OR (4) ANY OTHER ACTION TAKEN BY DTC AS THE SECURITYHOLDER.


              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

General

     The following is a summary of certain terms of the Loan Sale Agreement, pursuant to which the Eligible Lender Trustee on behalf of the Trust will purchase the Financed Student Loans; the Master Servicing Agreement pursuant to which the Master Servicer will service the Financed Student Loans; the Administration Agreement, pursuant to which the Administrator will undertake certain other administrative duties and functions with respect to the Trust and the Financed Student Loans and the Trust Agreement, pursuant to which the Trust will be created and the Certificates will be issued (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. A copy of the Transfer and Servicing Agreements will be filed with the Commission following the issuance of the Securities. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the Prospectus, to which description reference is hereby made.

Sale of Financed Student Loans; Representations and Warranties

     Information with respect to the sale of the Initial Financed Student Loans from the Seller to the Eligible Lender Trustee on behalf of the Trust on the Closing Date pursuant to the Loan Sale Agreement and the representations and warranties by the Seller in connection therewith and in connection with the purchase of Student Loans by the Trust pursuant to Additional Fundings is set forth under "Description of the Transfer and Servicing Agreements" in the Prospectus. The net proceeds received from the sale of the Notes and the Certificates will be applied to the purchase of the Initial Financed Student Loans and to the deposit of the Pre-Funded Amount in the Pre-Funding Account.

Additional Fundings

     Following the Closing Date, the Eligible Lender Trustee on behalf of the Trust will be obligated from time to time, subject to the conditions described below, to purchase from the Seller Federal Student Loans which (i) are made to a borrower who is also a borrower under at least one outstanding Initial Financed Student Loan, (ii) are made under the same loan program as such Initial Financed Student Loan and (iii) have the same Guarantor as such Initial Financed Student Loan (each a "Serial Loan" and collectively, the "Serial Loans"). Serial Loans will be made by the Seller at the discretion and in accordance with usual business practices of the Seller.

     During the Funding Period, each purchase of a Serial Loan will be funded by means of a transfer from the Pre-Funding Account of an amount equal to the sum of (i) the principal balance owed by the applicable borrower thereon plus accrued interest thereon expected to be capitalized upon repayment (the "Purchase Collateral Balance") and (ii) an additional amount of __% of the principal balance owed by the applicable borrower thereon (the "Purchase Premium Amount" and together with the Purchase Collateral Balance, the "Loan Purchase Amount"). Following the end of the Funding Period, such purchases will be funded by amounts on deposit in the

Collection Account representing distributions of principal on the outstanding Financed Student Loans which otherwise would have been part of the Available Funds of the Trust, as described under "Description of the Transfer and Servicing Agreements -- Distributions" herein.

     A purchase of Serial Loans will be prohibited at any time after (i) an Event of Default occurs under the Indenture, a Servicer Default occurs under the Master Servicing Agreement or an Administrator Default occurs under the Administration Agreement or (ii) certain events of insolvency occur with respect to the Seller.

     On certain dates designated by the Seller (each, a "Transfer Date"), the Seller will sell and assign, without recourse, to the Eligible Lender Trustee on behalf of the Trust, its entire interest in the specified Serial Loans (collectively, the "Additional Student Loans") made during the period preceding such Transfer Date, in each case as of the date specified in the applicable Transfer Agreement to be delivered on such Transfer Date (each, a "Subsequent Cutoff Date"). Subject to the satisfaction of the foregoing conditions, the Seller will convey the Additional Student Loans to the Eligible Lender Trustee on behalf of the Trust on each such Transfer Date pursuant to the Loan Sale Agreement and the applicable Transfer Agreement (a "Transfer Agreement") executed by the Seller, the Master Servicer, the Eligible Lender Trustee and the Administrator on such Transfer Date. Each such Transfer Agreement will include as an exhibit a schedule identifying each Additional Student Loan transferred on such Transfer Date. Upon such conveyance of Additional Student Loans to the Eligible Lender Trustee on behalf of the Trust, the Pool Balance will increase in an amount equal to the Purchase Collateral Balance of the Additional Student Loans and an amount equal to the Loan Purchase Amount of such Additional Student Loans will be withdrawn, during the Funding Period from the Pre-Funding Account on such date and transferred to the Seller, and after the Funding Period, from the Collection Account in the manner described above.

     As described under "The Family Education Loan Program" in the Prospectus, during certain qualifying periods, interest on certain Financed Student Loans is not required to be currently paid, but instead is added to the outstanding principal balance of the loan at the end of the qualifying period. In order to minimize the possibility that the failure to receive current interest payments on such loans during such periods will result in a shortfall of the amount required to be distributed on the Notes and the Certificates, amounts on deposit in the Pre-Funding Account will be applied during the Funding Period to make deposits in the Collection Account in lieu of current collections of interest on such loans. Following the end of the Funding Period, the Pre-Funding Account will cease to be available as a source to fund such deposits in the Collection Account, and thereafter such payments will be funded through the application of amounts which would otherwise have been distributable in respect of the Principal Distribution Amount for the related Distribution Date, as described under "-- Distributions" below.

Accounts

     In addition to the Collection Account referred to in the Prospectus under "Description of the Transfer and Servicing Agreements -- Accounts", the Administrator will establish and maintain the Pre-Funding Account and the Reserve Account, in the name of the Indenture Trustee on behalf of the Noteholders and the Certificateholders.

Servicing Compensation; Administration Fee

     The Master Servicer will be entitled to receive monthly with respect to each Financed Student Loan the Servicing Fee in an amount equal to the product of (a) one-twelfth and (b) ____% per annum of the principal balance of each Financed Student Loan as of the last day of the preceding calendar month. The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Interest Payment Dates) will be payable on each Interest Payment Date and will be paid solely out of Monthly Available Funds in the case of an Interest Payment Date that is not a Distribution Date (and out of Available Funds in the case of each Distribution Date) and amounts on deposit in the Reserve Account on such date.

     As compensation for the performance of the Administrator's obligations under the Administration Agreement and as reimbursement for its expenses related thereto, the Administrator will be entitled to receive monthly in arrears on each Interest Payment Date the Administration Fee in an amount equal to one-twelfth of the product of (i) ____% per annum and (ii) the sum of the Pool Balance and the Pre-Funded Amount as of the close of business on the last day of the calendar month immediately preceding such date.

Distributions

     Deposits to Collection Account. On or about the third business day prior to each Interest Payment Date (the "Determination Date"), the Administrator will provide the Indenture Trustee with certain information with respect to the preceding Collection Period or Monthly Collection Period, including the amount of Available Funds or Monthly Available Funds received with respect to the Financed Student Loans and the aggregate Purchase Amount relating to the Financed Student Loans to be repurchased by the Seller or to be purchased by the Master Servicer.

     "Monthly Collection Period" means, with respect to any Interest Payment Date that is not a Distribution Date, the calendar month immediately preceding the month of such Interest Payment Date (or, with respect to the first Monthly Collection Period, the period beginning on the Cutoff Date and ending on ___________, 1996).

     For purposes hereof, the term "Monthly Available Funds" means, with respect to each Interest Payment Date that is not a Distribution Date, the sum of the following amounts with respect to the related Monthly Collection Period: (i) all collections received by the Master Servicer on the Financed Student Loans (including any Guarantee Payments received with respect to the Financed Student Loans); (ii) any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during such Monthly Collection Period with respect to the Financed Student Loans; (iii) all proceeds of the liquidation of defaulted Financed Student Loans ("Liquidated Student Loans"), which became Liquidated Student Loans during such Monthly Collection Period in accordance with the Master Servicer's customary servicing procedures, net of expenses incurred by the Master Servicer in connection with such liquidation and any amounts required by law to be remitted to the borrower on such Liquidated Student Loans ("Liquidation Proceeds"), and all recoveries in respect of Liquidated Student Loans which were written off in prior Monthly Collection Periods; (iv) that portion of amounts released from the Pre-Funding Account with respect to Additional Fundings relating to those interest amounts on the Financed Student Loans which are or will be capitalized; (v) the aggregate Purchase Amounts received for those Financed Student Loans repurchased by the Seller or purchased by the Master Servicer under an obligation which arose during the related Monthly Collection Period; (vi) Investment Earnings for such Distribution Date and (vii) with respect to each Interest Payment Date other than a Distribution Date and other than an Interest Payment Date immediately succeeding a Distribution Date, Monthly Available Funds remaining from the Monthly Collection Period relating to the preceding Interest Payment Date, after giving effect to the application of such Monthly Available Funds on such preceding Interest Payment Date; provided, however, that if with respect to any such Interest Payment Date there would not be sufficient funds, after application of Monthly Available Funds (as defined above) and amounts available from the Reserve Account, to pay any of the items specified in clauses (i) through (iv) respectively under the first paragraph of "-- Distributions -- Distributions from Collection Account," then Monthly Available Funds for such Interest Payment Date will include, in addition to the Monthly Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Interest Payment Date which would have constituted Monthly Available Funds for the Interest Payment Date succeeding such Interest Payment Date up to the amount necessary to pay such items, and the Monthly Available Funds for such succeeding Interest Payment Date will be adjusted accordingly; and provided, further, that Monthly Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Monthly Available Funds for a prior Collection Period, (B) except as expressly included in clause (iv) above, amounts released from the Pre-Funding Account, (C) any Monthly Rebate Fees paid and other amounts required by the Act to be paid to the Department or to be repaid to borrowers, with respect to the Financed Student Loans during the related Monthly Collection Period as described under "Risk Factors -- Fees Payable on Certain Financed Student Loans" and (D) any collections in respect of principal on the Financed Student Loans applied by the Eligible Lender Trustee on behalf of the Trust after the end of the Funding Period to purchase Serial Loans during the related Monthly Collection Period as described under "-- Additional Fundings" above.

     The term "Available Funds" means, with respect to a Distribution Date and the related Collection Period, the sum of the amounts specified in clauses (i)-
(vi) of the definition of Monthly Available Funds for each of the three Monthly Collection Periods included in such Collection Period; provided, however, that if with respect to any Distribution Date there would not be sufficient funds, after application of Available Funds (as defined above) and amounts available from the Reserve Account, to pay any of the items specified in clauses (i) through (vi) respectively under the second paragraph of " -- Distributions -- Distributions from Collection Account," then Available Funds for such Distribution Date will include, in addition to the Available Funds (as defined above), amounts on deposit in the Collection Account on the Determination Date relating to such Distribution Date which would have constituted Available Funds for the Distribution Date succeeding such Distribution Date up to the amount necessary to pay such items, and the Available Funds for such succeeding Distribution Date will be adjusted accordingly; and provided, further, that Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period, (B) except as expressly included in clause (iv) of the definition of Monthly Available Funds, amounts released from the Pre-Funding Account, (C) any Monthly Rebate Fees and other amounts required by the Act to be paid to the Department or to be repaid to borrowers, with respect to the Financed Student Loans paid during the related Collection Period on behalf of the Trust, (D) any collections in respect of principal on the Financed Student Loans applied by the Eligible Lender Trustee on behalf of the Trust after the end of the Funding Period to purchase Serial Loans during the related Collection Period as described under "-- Additional Fundings" above, and (E) the Servicing Fee and all overdue Servicing Fees, the Administration Fee and all overdue Administration Fees, the Noteholders' Interest Distribution Amount and the Certificateholders' Interest Distribution Amount paid on each Interest Payment Date that is not a Distribution Date during the related Collection Period.

     Distributions from Collection Account. On each Interest Payment Date that is not a Distribution Date the Administrator will instruct the Indenture Trustee to make the following distributions in the order of priority specified below, to the extent of Monthly Available Funds for the related Monthly Collection Period:
(i) the Servicing Fee for such Interest Payment Date and all overdue Servicing Fees to the Master Servicer, (ii) the Administration Fee for such Interest Payment Date and all overdue Administration Fees to the Administrator, (iii) the Noteholders' Interest Distribution Amount to the Class A-1 Noteholders and the Class A-2 Noteholders, on a pro rata basis and (iv) the Certificateholders' Interest Distribution Amount to the Certificateholders.

     On each Distribution Date, the Administrator will instruct the Indenture Trustee to make the following deposits and distributions, in the amounts and in the order of priority specified below, to the extent of the Available Funds for the related Collection Period:

        (i) to the Master Servicer, the Servicing Fee for such Distribution Date and all prior unpaid Servicing Fees;

        (ii) to the Administrator, the Administration Fee for such Distribution Date and all unpaid Administration Fees;

        (iii) to the Class A-1 Noteholders and the Class A-2 Noteholders, on a pro rata basis, the Noteholders' Interest Distribution Amount (based on the ratio of the portion of the Noteholders' Interest Distribution Amount accrued with respect to each such Class to the Noteholders' Interest Distribution Amount);

        (iv) to the Certificateholders, the Certificateholders' Interest Distribution Amount;

        (v) to the Class A-1 Noteholders until the outstanding principal balance of the Class A-1 Notes is zero and then to the Class A-2 Noteholders, the Noteholders' Principal Distribution Amount;

        (vi) on each Distribution Date on and after which the Notes have been paid in full, to the Certificateholders, the Certificateholders' Principal Distribution Amount; and

        (vii) to the Reserve Account, any remaining amounts after application of clauses (i) through (vi).

For purposes hereof, the following terms have the following meanings:

        "Certificate Balance" equals $_________ as of the Closing Date and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

        "Certificateholders' Distribution Amount" means, with respect to any Distribution Date, the Certificateholders' Interest Distribution Amount for such Distribution Date plus, for each Distribution Date on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Distribution Date.

        "Certificateholders' Interest Carryover Shortfall" means, with respect to any Interest Payment Date, the excess of (i) the Certificateholders' Interest Distribution Amount on the preceding Interest Payment Date over (ii) the amount of interest actually distributed to the Certificateholders on such preceding Interest Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the Certificate Rate from such preceding Interest Payment Date to the current Interest Payment Date.

        "Certificateholders' Interest Distribution Amount" means, with respect to any Interest Payment Date, the sum of (i) the amount of interest accrued at the Certificate Rate for the related Interest Period on the outstanding Certificate Balance on the immediately preceding Distribution Date after giving effect to all distributions of principal to Certificateholders on such Distribution Date (or in the case of the first three Interest Payment Dates, on the Closing Date) and (ii) the Certificateholders' Interest Carryover Shortfall for such Interest Payment Date; provided, however, that the Certificateholders' Interest Distribution Amount will not include any Certificateholders' Interest LIBOR Carryover.

        "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date on or after which the Notes have been paid in full, the excess of (i) the sum of the Certificateholders' Principal Distribution Amount on such Distribution Date and any outstanding
Certificateholders' Principal Carryover Shortfall for the preceding Distribution Date over (ii) the amount of principal actually distributed to the Certificateholders on such Distribution Date.

        "Certificateholders' Principal Distribution Amount" means, on each Distribution Date on and after which the principal balance of the Notes has been paid in full, the sum of (a) the Principal Distribution Amount for such Distribution Date (or, in the case of the Distribution Date on which the principal balance of the Notes is paid in full, any remaining Principal Distribution Amount not otherwise distributed to Noteholders on such Distribution Date) and (b) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distribution Amount will in no event exceed the Certificate Balance. In addition, on the Final Maturity Date, or on the related Distribution date following a sale of the Financed Student Loans in the manner described under "-- Termination", the principal required to be distributed to the Certificateholders will include the amount required to reduce the outstanding Certificate Balance to zero.

        "Noteholders' Distribution Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Distribution Date.

        "Noteholders' Interest Carryover Shortfall" means, with respect to any Interest Payment Date, the excess of (i) the Noteholders' Interest Distribution Amount on the preceding Interest Payment Date over (ii) the amount of interest actually distributed to the Noteholders on such preceding Interest Payment Date, plus interest on the amount of such excess, to the extent permitted by law, at the weighted average interest rate borne by the Class A-1 Notes and the Class A-2 Notes from such preceding Interest Payment Date to the current Interest Payment Date.

        "Noteholders' Interest Distribution Amount" means, with respect to any Interest Payment Date, the sum of (i) the amount of interest accrued at the respective Note Interest Rate for the related Interest Period on the outstanding principal balance of each class of Notes on the immediately preceding Distribution Date after giving effect to all distributions of principal to holders of Notes of such class on such Distribution Date (or in the case of the first three Interest Payment Dates, on the Closing Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Interest Payment Date; provided, however, that the Noteholders' Interest Distribution Amount will not include any Noteholders' Interest LIBOR Carryover.

        "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of (i) the sum of the Noteholders' Principal Distribution Amount on such Distribution Date and any outstanding Noteholders' Principal Carryover Shortfall for the preceding Distribution Date over (ii) the amount of principal actually distributed to the Noteholders on such Distribution Date.

        "Noteholders' Principal Distribution Amount" means, with respect to any Distribution Date, the Principal Distribution Amount for such Distribution Date plus the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distribution Amount will not exceed the outstanding principal balance of the Notes. In addition, (i) on the Class A-1 Final Maturity Date, or on the related Distribution Date following a sale of the Financed Student Loans in the manner described in "-- Termination," the principal required to be distributed to Class A-1 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-1 Notes to zero and (ii) on the Class A-2 Final Maturity Date, or on the related Distribution Date following a sale of the Financed Student Loans in the manner described in "-- Termination," the principal required to be distributed to the Class A-2 Noteholders will include the amount required to reduce the outstanding principal balance of the Class A-2 Notes to zero.

        "Principal Distribution Adjustment" means, with respect to any Distribution Date, the amount of Available Funds on such Distribution Date to be used to make additional principal distributions to Noteholders (and, after the Notes have been paid in full, Certificateholders) to account for (i) the amount of any insignificant balance remaining outstanding as of such Distribution Date on a Financed Student Loan after receipt of a final payment from a borrower or Guarantor, when such insignificant balances are waived in the ordinary course of business by the Master Servicer at the direction of the Administrator in accordance with the Master Servicing Agreement or (ii) the amount of principal collections erroneously treated as interest collections including, without limitation, by reason of the failure by a borrower to capitalize interest that had been expected to be capitalized; provided, however, that the Principal Distribution Adjustment for any Distribution Date shall not exceed the lesser of
(x) $100,000 and (y) the Reserve Account Excess, if any, remaining after giving effect to all distributions to be made on such Distribution Date other than distributions to the Seller out of such excess.

        "Principal Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts with respect to the related Collection
Period: (i) that portion of all collections received by the Master Servicer on the Financed Student Loans that is allocable to principal (including the portion of any Guarantee Payments received that is allocable to principal of the Financed Student Loans) less, if such Collection Period is after the end of the Funding Period, the sum of (x) any such collections which are applied by the Trust during such Collection Period to purchase Serial Loans and (y) accrued and unpaid interest on the Financed Student Loans for such Collection Period to the extent such interest is not currently being paid but will be capitalized upon commencement of repayment of such Financed Student Loans; (ii) all Liquidation Proceeds attributable to the principal amount of Financed Student Loans which became Liquidated Student Loans during such Collection Period in accordance with the Master Servicer's customary servicing procedures, together with all Realized Losses on such Financed Student Loans; (iii) to the extent attributable to principal, the Purchase Amount received with respect to each Financed Student Loan repurchased by the Seller or purchased by the Master Servicer as a result of a breach of a representation, warranty or covenant under an obligation which arose during the related Collection Period; (iv) the aggregate amount deposited in the Collection Account following a sale of the Financed Student Loans in the manner described under "-- Termination" and (v) the Principal Distribution Adjustment, if any, provided, however, that the Principal Distribution Amount will exclude all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period.

        "Realized Losses" means the excess of the principal balance of the Liquidated Student Loans over Liquidation Proceeds to the extent allocable to principal.

Credit Enhancement

        Reserve Account. Pursuant to the Administration Agreement and the Loan Sale Agreement, the Reserve Account will be created with an initial deposit by the Seller on the Closing Date of cash or Eligible Investments in an amount equal to the Reserve Account Initial Deposit. The Reserve Account will be augmented on each Distribution Date by the deposit therein of the amount, if any, of Available Funds remaining after payment of the Servicing Fee and all overdue Servicing Fees, the Administration Fee and all overdue Administration Fees, the Noteholders' Distribution Amount and the Certificateholders' Distribution Amount, all for such Distribution Date. See "-- Distributions" herein. As described below, subject to certain limitations, amounts on deposit in the Reserve Account will be released to the Seller to the extent that the amount on deposit in the Reserve Account exceeds the Specified Reserve Account Balance for such date.

        "Specified Reserve Account Balance" with respect to any Distribution Date means the greater of:

        (a) ___% of the sum of the Pool Balance and the Pre-Funded Amount as of the close of business on the last day of the related Collection Period and

        (b) $_________; provided, however, that the Specified Reserve Account Balance shall in no event exceed the sum of the outstanding principal amount of the Notes and the outstanding principal balance of the Certificates.

        If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals made therefrom in respect of shortfalls in distributions required to be made from Available Funds on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, subject to certain limitations, the Administrator will instruct the Indenture Trustee to distribute the amount of such excess (the "Reserve Account Excess") to the following (in the priority indicated): (i) to the payment of the unpaid principal amount of the Notes, in the order of priority set forth herein, until the unpaid principal balance of the Notes and the Certificates equals the Pool Balance plus the Pre-Funded Amount as of the close of business on the last day of the related Collection Period; provided, that, if such Distribution Date is on or subsequent to the ____________ Distribution Date and the Pool Balance on such Distribution Date is equal to 10% or less of the Initial Pool Balance plus the Pre-Funded Amount as of the Closing Date, the portion of Reserve Account Excess allocated to the unpaid principal balance of the Notes and Certificates shall be no less than ___% of the Reserve Account Excess for such Distribution Date, (ii) to the Noteholders, the aggregate unpaid amount of any Noteholders' Interest LIBOR Carryover, in the order of priority set forth herein, (iii) to the Certificateholders, the aggregate unpaid amount of any Certificateholders' Interest LIBOR Carryover and
(iv) to the Seller and the Company, 99% and 1%, respectively, of any such excess after the payment of clauses (i) and (iii) above, and, upon such payment to the Seller, the Noteholders and the Certificateholders will not have any rights in, or claims to, such amounts. As of the Closing Date, the aggregate principal balance of the Notes and the Certificates will equal approximately __% of the Initial Pool Balance. All distributions of principal on the Notes and the Certificates as described in clause (i) of this paragraph shall be allocated to the Class A-1 Notes until the principal balance of the Class A-1 Notes has been reduced to zero, then to the Class A-2 Notes until the principal balance of the Class A-2 Notes has been reduced to zero and then to the Certificates until the principal balance of the Certificates has been reduced to zero. The aggregate amount, if any, to be distributed on the Notes and Certificates on a Distribution Date out of Reserve Account Excess as described in clause (i) above shall referred to herein as the "Excess Distribution Amount".



        Subject to the limitation described in the preceding paragraph, amounts held from time to time in the Reserve Account will continue to be held for the benefit of the Trust. Funds will be withdrawn from cash in the Reserve Account on (a) each Interest Payment Date that is not a Distribution Date to the extent that the amount of Monthly Available Funds on such Interest Payment Date is insufficient to pay (i) the Servicing Fee and all overdue Servicing Fees, (ii) the Administration Fee and all overdue Administration Fees, (iii) the Noteholders' Interest Distribution Amount and (iv) the Certificateholders' Interest Distribution Amount and (b) on any Distribution Date to the extent Available Funds on such Distribution Date is insufficient to pay any of the items specified in clauses (i) through (vi) respectively, of the second paragraph under " -- Distributions -- Distributions from Collection Account" herein. Such funds will be paid from the Reserve Account to the persons and in the order of priority specified for distributions out of the Collection Account on such dates. As a result of the subordination of the Certificates to the Notes described elsewhere herein, however, any amounts that the Certificateholders would otherwise receive from the Reserve Account in respect of the Certificateholders' Interest Distribution Amount on an Interest Payment Date will be paid to Noteholders until the Noteholders' Interest Distribution Amount for such Interest Payment Date has been paid in full.

        The Reserve Account is intended to enhance the likelihood of timely receipt by the Noteholders and the Certificateholders of the full amount of principal and interest due them and to decrease the likelihood that the Noteholders or the Certificateholders will experience losses. In certain circumstances, however, the Reserve Account could be depleted. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in the amount of Monthly Available Funds or Available Funds, as the case may be, exceeds the amount of cash in the Reserve Account, Noteholders or Certificateholders could incur losses or a temporary shortfall in the amount of principal and interest distributed to the Noteholders or the Certificateholders could result which could, in turn, increase the average life of the Notes or the Certificates. Moreover, amounts on deposit in the Reserve Account other than any Reserve Account Excess not required to pay principal on the Notes will not be available to cover any aggregate unpaid Noteholders' Interest LIBOR Carryover or Certificateholders' Interest LIBOR Carryover.

        Subordination of the Certificates. The rights of Certificateholders to receive payments of interest are subordinated to the rights of the Noteholders to receive payments of interest and the rights of the Certificateholders to receive payments of principal are subordinated to the rights of the Noteholders to receive payments of interest and principal to the extent of the Noteholders' Principal Distribution Amount. This subordination is intended to increase the likelihood of timely receipt by the Noteholders of the maximum amount of interest to which they are entitled to receive on any Distribution Date. The Certificateholders will not be entitled to any payments of principal until the Notes are paid in full. See "Descriptions of the Securities -- The Certificates-- Subordination of the Certificates".

Insolvency Event

    If an Insolvency Event occurs with respect to the Company, the Financed Student Loans will be liquidated and the Trust will be terminated 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the related Eligible Lender Trustee shall have received written instructions from (i) the holders of each class of Notes representing more than 50% of the aggregate unpaid principal amount of each such class of Notes and (ii) the holders of the Certificates (other than the Seller or the Company) representing more than 50% of the aggregate unpaid principal amount of each such class (not including the principal amount of Certificates held by the Seller or the Company), in each case to the effect that each such group disapproves of the liquidation of the Financed Student Loans and termination of the Trust. Promptly after the occurrence of an Insolvency Event with respect to the Company, notice thereof is required to be given such Noteholders and Certificateholders; provided, however, that any failure to give such required notice will not prevent or delay termination of the Trust. Upon termination of the Trust, the Eligible Lender Trustee will direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Financed Student Loans will be treated as collections thereon and deposited in the Collection Account. If the proceeds from the liquidation of the Financed Student Loans and any amounts on deposit in the Reserve Account, if any, as being available therefor are not sufficient to pay the Notes and the Certificates in full, the amount of principal returned to such Noteholders and Certificateholders will be reduced and some or all of such Noteholders and such Certificateholders will incur a loss. "Insolvency Event" means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings with respect to such Person and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. Notwithstanding the foregoing, if the Company provides the Indenture Trustee and the Eligible Lender Trustee an opinion of special tax counsel in form and substance satisfactory to the Indenture Trustee and the Eligible Lender Trustee that the foregoing provisions are not necessary for the Trust to be treated as a partnership for federal income and Maryland state tax purposes, then such provisions shall be of no force or effect as of the date of the delivery of such opinion.

Company Liability

    Under the Trust Agreement, the Company will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder or a Certificateholder in the capacity of an investor with respect to the Trust) arising out of or based on the arrangement created by the Trust Agreement as though such arrangement created a partnership under the Delaware Revised Uniform Limited Partnership Act in which such Company was a general partner. Notwithstanding the foregoing, if the Company provides the Indenture Trustee and the Eligible Lender Trustee an opinion of special tax counsel in form and substance satisfactory to the Indenture Trustee and the Eligible Lender Trustee that the foregoing provisions are not necessary for the Trust to be treated as a partnership for federal income and Maryland state tax purposes, then such provisions shall be of no force or effect as of the date of the delivery of such opinion.

Termination

        Certain information regarding termination of the Trust is set forth in "Description of the Transfer and Servicing Agreements -- Termination" in the Prospectus.

        Any Financed Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the __________ Distribution Date will be offered for sale by the Indenture Trustee. The Seller, its affiliates and unrelated third parties may offer bids to purchase such Financed Student Loans on such Distribution Date. If at least two bids are received, the Indenture Trustee will accept the highest bid equal to or in excess of the greater of (x) the Purchase Amount of such Financed Student Loans as of the end of the Collection Period immediately preceding such Distribution Date or (y) an amount that would be sufficient to (i) reduce the outstanding principal amount of each class of Notes then outstanding on such Distribution Date to zero, (ii) pay to the Noteholders the Noteholders' Interest Distribution Amount payable on such Distribution Date, if any, (iii) reduce the Certificate Balance of the Certificates on such Distribution Date to zero and (iv) pay to the Certificateholders the Certificateholders' Interest Distribution Amount payable on such Distribution Date, if any (the "Minimum Purchase Price"). If at least two bids are not received or the highest bid is not equal to or in excess of the Minimum Purchase Price for the Financed Student Loans, the Indenture Trustee will not consummate such sale. The proceeds of any such sale will be used to redeem any outstanding Notes and to retire any outstanding Certificates on such Distribution Date. If the sale is not consummated in accordance with the foregoing, the Indenture Trustee may, but shall not be under any obligation to, solicit bids to purchase the Financed Student Loans on future Distribution Dates upon terms similar to those described above. No assurance can be given as to whether the Trustee will be successful in soliciting acceptable bids to purchase the Financed Student Loans on either the __________ Distribution Date or any
subsequent Distribution Date.   In the event the Financed Student Loans are not
sold in accordance with the foregoing, on each Distribution Date on and after the _____________ Distribution Date, if the Pool Balance is equal to 10% or less of the Initial Pool Balance, a portion of the Reserve Account Excess, if any, with respect to such Distribution Date will be distributed to the Noteholders and the Certificateholders in the priority described herein as payments of principal.

Optional Redemption

        The Seller may at its option purchase from the Eligible Lender Trustee, as of the end of any Collection Period immediately preceding a Distribution Date, if the then outstanding Pool Balance is 10% or less of the aggregate initial principal balance of the Notes and the Certificates, all Financed Student Loans at a price equal to the aggregate Purchase Amounts thereof as of the end of such Collection Period, which amounts will be used to retire the Notes and Certificates concurrently therewith. Upon termination of the Trust, all right title and interest in the Financed Student Loans and other funds of the Trust, after giving effect to any final distributions to Noteholders and Certificateholders therefrom, will be conveyed and transferred to the Seller.

                                CERTAIN FEDERAL
                     INCOME TAX AND STATE TAX CONSEQUENCES

        The stated interest on the Notes will be taxable to a Noteholder as ordinary income when received or accrued in accordance with such Noteholder's method of tax accounting. It is not anticipated that the Trust will treat the Notes as issued with "original issue discount" within the meaning of Section 1273 of the Code ("OID"), because the Trust intends to treat the stated interest as a "qualified floating rate" for OID purposes. However, it is unclear how the Noteholders' Interest LIBOR Carryover will be included in income. Therefore, the Noteholders may be required to accrue such amount in income in advance of the receipt of cash with respect to such amount regardless of whether such Noteholders are on the cash or accrual methods of accounting. Furthermore, the regulations pertaining to OID could be read as requiring that the stated interest be treated as "contingent interest" for purposes of computing OID. A holder who purchases a Note at a discount that exceeds a statutorily defined de minimis amount will be subject to the "market discount" rules of the Code, a holder who purchases a Note at a premium will be subject to the premium amortization rules of the Code.

        The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each Interest Period equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such Interest Period, including interest at the Certificate Rate for such Interest Period and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust income attributable to discount on Student Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; and (iii) all other amounts of income payable to the Certificateholders for such Interest Period. All remaining taxable income of the Trust will be allocated to the Seller. Based on the economic arrangement of the parties, this approach for allocating Trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire amount of interest accruing on the Certificates for an Interest Period, based on the Certificate Rate plus the other items described above, even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. Furthermore, Certificateholders may be required to accrue the Certificateholder's Interest LIBOR Carryover in advance of the receipt of cash with respect to such carryover, regardless of whether such Certificateholders are on the cash or accrual method of accounting. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

        Prospective purchasers should see "Certain Federal Income Tax Consequences" and "Certain State Tax Consequences" in the Prospectus for a discussion of the application of certain additional federal income tax laws and certain state tax laws to the Trust and the Securities.


                              ERISA CONSIDERATIONS

The Notes

        The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Code. A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. Employee benefit plans which are governmental plans (as defined in Section 3(33) of ERISA) are not subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or the Code.

The Certificates

        The Certificates may not be purchased by a Plan or by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). Such purchase of an equity interest in the Trust will result in the assets of the Trust being deemed assets of a Benefit Plan for the purposes of ERISA and the Code, and certain transactions involving the Trust may then be deemed to constitute prohibited transactions under Section 406 of ERISA and Section 4975 of the Code. A violation of the "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons. By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not a Benefit Plan.


                                  UNDERWRITING

        Subject to the terms and conditions set forth in the respective Underwriting Agreements relating to the Notes and the Certificates (the "Underwriting Agreements"), the Seller has agreed to cause the Trust to sell to each of the Class A-1 Note Underwriters and the Class A-2 Note Underwriters named below (collectively, the "Note Underwriters"), and each of the Note Underwriters has severally agreed to purchase, the principal amount of Notes set forth opposite its name below:

                                Class A-1 Notes

          Class A-1 Note Underwriters                Principal Amount
          ---------------------------                ----------------

 ...........................................

 ...........................................

 ...........................................

     Total.................................



                                Class A-2 Notes

          Class A-2 Note Underwriters                Principal Amount
          ---------------------------                ----------------

 ...........................................

 ...........................................

 ...........................................

     Total.................................



        In addition, the Bank will directly offer $_____________ and $___________ principal amount of the Class A-1 Notes and the Class A-2 Notes, respectively.

        The Note Underwriters and the Bank propose initially to offer the Notes to the public initially at the public offering prices set forth on the cover page of this Prospectus, and the Note Underwriters may offer the Notes to certain dealers at such prices less a concession of ___% per Class A-1 Note and ___% per Class A-2 Note. The Note Underwriters may allow, and such dealers may reallow a discount of ___% per Class A-1 Note and __% per

Class A-2 Note on sale to certain other dealers. After the initial public offering of the Notes, the public offering prices and the concessions and discounts to dealers may be changed by the Note Underwriters.

        Subject to the terms and conditions set forth in an Underwriting Agreement (the "Certificate Underwriting Agreement"), the Seller has agreed to cause the Trust to sell to each of the Certificate Underwriters named below (the "Certificate Underwriters" and, together with the Note Underwriters, the "Underwriters"), and each of the Certificate Underwriters has severally agreed to purchase, the principal amount of Certificates set for opposite its name below:


                                             Principal Amount
      Certificate Underwriters                of Certificate
      ------------------------                --------------

 ....................................

 ....................................

 ....................................

    Total...........................


        In addition, the Bank will directly offer $____________ principal amount of the Certificates.

        The Certificate Underwriters and the Bank propose initially to offer the Certificates to the public initially at the public offering price set forth on the cover page of this Prospectus, and the Certificate Underwriters may offer the Certificates to certain dealers at such price less a concession of ___% per Certificate. The Certificate Underwriters may allow, and such dealers may reallow a discount of ___% per Certificate on sale to certain other dealers. After the initial public offering of the Certificates, the public offering price and the concession and discount to dealers may be changed by the Certificate Underwriters and the Bank.

        The Underwriting Agreements provide that the Seller will indemnify the Underwriters against certain liabilities, including liabilities under applicable securities laws, or contribute to payments the Underwriters may be required to make in respect thereof.

        The Trust may, from time to time, invest the funds in the Trust Accounts in Eligible Investments acquired from the Underwriters.

        The closing of the sale of the Certificates is conditioned on the closing of the sale of the Notes and the closing of the sale of the Notes is conditioned on the closing of the sale of the Certificates.

        In the ordinary course of their respective businesses, the Underwriters and their respective affiliates have engaged and may engage in investment banking and/or commercial banking transactions with the Bank and its affiliates.


LEGAL MATTERS

        Certain legal matters relating to the Securities will be passed upon for the Trust, the Seller, the Master Servicer and the Administrator by McGuire, Woods, Battle & Boothe, L.L.P., Richmond, Virginia and for the Underwriters by Brown & Wood, LLP, New York, New York. Certain federal and Maryland income and corporate tax matters and other matters will be passed upon for the Trust by McGuire, Woods, Battle & Boothe, L.L.P.

                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES


        Except in certain limited circumstances, the globally offered Notes of Signet Student Loan Trust l996-A (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Cedel or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

        Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

        Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

        Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Notes will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

        Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their Participants.


Initial Settlement

        All Global Securities will be held in book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their Participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

        Investors electing to hold their Global Securities through DTC will follow the settlement practices specified by the Underwriter. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

        Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.


Secondary Market Trading

        Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to insure that settlement can be made on the desired value date.

        Trading between DTC Participants. Secondary market trading between DTC Participants will be settled in same-day funds.

        Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.


        Trading between DTC Seller and Cedel or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

        Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

        As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

        Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

        Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

        Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

        (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

        (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

        (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date of the sale to the Cedel Participant or Euroclear Participant.


Certain U.S. Federal Withholding Taxes and Documentation Requirements

        A beneficial owner of Global Securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and
(ii) such beneficial owners take one of the following steps to obtain an exemption or reduced tax rate:

        Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

        Exemption for non-U.S. Persons with effectively connected income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

        Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are beneficial owners of Global Securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Noteholder or his agent.

        Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

        U.S. Federal Income Tax Reporting Procedure. The holder of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

        The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includible in gross income for United States tax purposes, regardless of its source. This summary of documentation requirements does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities. See, also, "Certain Federal Tax Consequences -- Tax Consequences to Holders of the Notes -- Foreign Holders" in the Prospectus.

                            INDEX OF PRINCIPAL TERMS

        Set forth below is a list of the defined terms used in this Prospectus Supplement and the pages on which the definitions of such terms may be found herein.

                                                                        Page
Additional Fundings.......................................S-2, S-4, S-6,.S-7,
                                                             S-9, S-47, S-53
Additional Student Loans...........................................S-4, S-47
Administration Agreement.................................................S-4
Administration Fee......................................................S-12
Administrator............................................................S-3
Available Funds.........................................................S-49
Benefit Plan............................................................S-57
Cede.....................................................................S-2
CEDEL....................................................................S-3
Certificate Balance.....................................................S-50
Certificate LIBOR Rate............................................S-15, S-42
Certificate Rate..................................................S-15, S-42
Certificate Underwriters................................................S-58
Certificate Underwriting Agreement......................................S-58
Certificateholders................................................S-14, S-16
Certificateholders' Distribution Amount.................................S-50
Certificateholders' Interest Carryover
 Shortfall..............................................................S-50
Certificateholders' Interest Distribution
 Amount.................................................................S-51
Certificateholders' Interest LIBOR
 Carryover..............................................................S-16
Certificateholders' Principal Carryover
 Shortfall..............................................................S-51
Certificateholders' Principal Distribution
 Amount.................................................................S-51
Certificates........................................................S-1,.S-3
Class A-1 Final Maturity Date.....................................S-15, S-41
Class A-1 LIBOR Rate..............................................S-12, S-40
Class A-1 Noteholders...................................................S-13
Class A-1 Notes.....................................................S-1,.S-3
Class A-1 Rate....................................................S-12, S-40
Class A-2 Final Maturity Date.....................................S-15, S-41
Class A-2 LIBOR Rate..............................................S-12, S-40
Class A-2 Noteholders...................................................S-13
Class A-2 Notes.....................................................S-1,.S-3
Class A-2 Rate....................................................S-12, S-40
Closing Date.............................................................S-4
Collection Account.......................................................S-7
Collection Period........................................................S-7
Company..................................................................S-4
Cumulative cash reserves................................................S-37
Cutoff Date..............................................................S-4
Deferral................................................................S-32
Department...............................................................S-2
Determination Date......................................................S-48
Distribution Date........................................................S-2
DOE Data Book......................................................S-37-S-39
DTC.................................................................S-2,.S-3

                                                                        Page
Eligible Lender Trustee.............................................S-1,.S-3
ERISA...................................................................S-19
Excess Distribution Amount...............................................S-9
Exchange Act.............................................................S-2
Expected Interest Collections.....................................S-13,.S-40
Final Maturity Date...............................................S-17,.S-42
Financed Student Loans..............................................S-1,.S-4
Forbearance.............................................................S-32
Funding Period...........................................................S-7
Global Securities.......................................................S-59
Grace...................................................................S-32
Guarantor...........................................................S-2,.S-4
In-School...............................................................S-32
Indenture...............................................................S-12
Indenture Trustee........................................................S-3
Initial Financed Student Loans...........................................S-4
Initial Pool Balances....................................................S-4
Insolvency Event........................................................S-55
Interest Payment Date............................................. S-2,.S-13
Interest Period...................................................S-13,.S-40
LIBOR...................................................................S-43
LIBOR Determination Date................................................S-43
Liquidated Student Loans................................................S-49
Liquidation Proceeds....................................................S-49
Loan Sale Agreement......................................................S-4
Master Servicer..........................................................S-3
Master Servicing Agreement...............................................S-3
Minimum Purchase Price..................................................S-55
Monthly Available Funds.................................................S-48
Monthly Collection Period...............................................S-48
Monthly Rebate Fee......................................................S-25
Note Interest Rates.....................................................S-12
Note Underwriters.......................................................S-57
Noteholders.............................................................S-13
Noteholders' Distribution Amount........................................S-51
Noteholders' Interest Carryover Shortfall...............................S-51
Noteholders' Interest Distribution Amount...............................S-51
Noteholders' Interest LIBOR Carryover...................................S-14
Noteholders' Principal Carryover Shortfall..............................S-51
Noteholders' Principal Distribution Amount..............................S-51
Notes...............................................................S-1,.S-3
Obligors................................................................S-18
Plan....................................................................S-56
Pool Balance............................................................S-18
Pre-Funded Amount........................................................S-7
Pre-Funding Account......................................................S-7
Principal Distribution Adjustment.......................................S-52
Principal Distribution Amount...........................................S-52
Purchase Amount.........................................................S-18
Realized Losses.........................................................S-52
Record Date.............................................................S-13

                                                                        Page
Reference Banks.........................................................S-43
Repayment...............................................................S-32
Reserve Account..........................................................S-8
Reserve Account Initial Deposit..........................................S-8
Secretary...............................................................S-36
Securities...............................................................S-3
Securityholders...................................................S-14, S-16
Seller..............................................................S-1, S-3
Serial Loan........................................................S-5, S-47
Serial Loans.......................................................S-5, S-47
Servicing Fee...........................................................S-11
Signet..............................................................S-2, S-3
Specified Reserve Account Balance.......................................S-53
Student Loan Rate.................................................S-13, S-40
Student Loan Rate Accrual Period........................................S-13
Student Loans............................................................S-4
Subsequent Cutoff Date..................................................S-47
Telerate Page 3750......................................................S-43
Transfer Agreement.................................................S-5, S-47
Transfer and Servicing Agreements.......................................S-46
Transfer Date...........................................................S-47
Trust...............................................................S-1, S-3
Trust Agreement..........................................................S-4
U.S. Person.............................................................S-62
Underwriters............................................................S-58
Underwriting Agreements.................................................S-57

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY + +OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES+ +EFFECTIVE. THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT SHALL + +NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR + +SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, + +SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION +
+UNDER THE SECURITIES LAWS OF ANY SUCH STATE.                                  +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                  SUBJECT TO COMPLETION DATED OCTOBER 30, 1996

PROSPECTUS

                         THE SIGNET STUDENT LOAN TRUSTS
                               ASSET-BACKED NOTES
                            ASSET-BACKED CERTIFICATES

                                 ---------------

                                   SIGNET BANK
                           SELLER AND MASTER SERVICER

                                 ---------------

          The Asset-Backed Notes (the "Notes") and the Asset-Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") described herein may be sold from time to time in one or more series, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series of Securities, which will include one or more classes of Notes and one or more classes of Certificates, will be issued by a trust to be formed with respect to such series (each, a "Trust"). Each Trust will be formed pursuant to a Trust Agreement to be entered into among Signet Bank, as seller of the Student Loans (as defined below)("Signet" or the "Seller"), an affiliate of the Seller specified in the related Prospectus Supplement (the "Company") and the Eligible Lender Trustee specified in the related Prospectus Supplement (the "Eligible Lender Trustee"). The Notes of each series will be issued and secured pursuant to an Indenture between the Trust and the Indenture Trustee specified in the related Prospectus Supplement (the "Indenture Trustee") and will represent indebtedness of the related Trust. The Certificates of a series will represent fractional undivided interests in the related Trust. The property of each Trust will include education loans to students and parents of dependent students (the "Student Loans"), certain monies due or received thereunder on and after the applicable Cutoff Date set forth in the related Prospectus Supplement and certain other property, all as described herein and in the related Prospectus Supplement.

          Each class of Securities of any series will represent the right to receive a specified amount of payments of principal and interest on the related Student Loans, at the rates, on the dates and in the manner described herein and in the related Prospectus Supplement. The right of each class of Securities to receive payments may be senior or subordinate to the rights of one or more of the other classes of such series. Distributions on Certificates of a series may be subordinated in priority to payments due on the related Notes to the extent described herein and in the related Prospectus Supplement. A series may include one or more classes of Notes and Certificates which differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. The rate of payment in respect of principal of the Notes and distributions in respect of the Certificate Balance of the Certificates of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, guarantee payments, liquidations and repurchases of Student Loans) on the related Student Loans. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of Securities in the manner described herein and in the related Prospectus Supplement.

          THE NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES OF SUCH SERIES REPRESENT BENEFICIAL INTERESTS IN, THE RELATED TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN, AND ARE NOT GUARANTEED OR INSURED BY THE SELLER, THE MASTER SERVICER, THE ADMINISTRATOR, ANY SUBSERVICER, ANY GUARANTOR OR ANY AFFILIATE THEREOF. NEITHER THE NOTES NOR THE CERTIFICATES ARE GUARANTEED BY ANY GOVERNMENTAL AGENCY.

          PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET
FORTH UNDER "RISK FACTORS" HEREIN BEGINNING ON PAGE ___ AND IN THE RELATED PROSPECTUS SUPPLEMENT AT PAGE __.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a Prospectus Supplement.
                                 ---------------

                The date of this Prospectus is ___________, 1996

                              AVAILABLE INFORMATION

     The Seller, as originator of each Trust, has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (together with all amendments and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities offered hereby. This Prospectus, which forms part of the Registration Statement, does not contain all the information contained therein. For further information, reference is made to the Registration Statement which may be inspected and copies at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http: // www. sec. gov containing reports, proxy and information statements and other information regarding registrants, including the Seller, that file electronically with the Commission.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by the Seller, as originator of any Trust, pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Seller will provide without charge to each person, including any beneficial owner of Securities, to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein or in any related Prospectus Supplement by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to Treasury Department, Signet Banking Corporation, 7 North Eighth Street, Richmond, Virginia 23219 (Telephone: (804) 771-7060).

                                                       TABLE OF CONTENTS

                                                                                                                           Page

AVAILABLE INFORMATION.....................................................................................................    2

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................................................................    2

SUMMARY OF TERMS..........................................................................................................    7

RISK FACTORS..............................................................................................................   16
    Failure to Comply with Student Loan Origination and Servicing Procedures for Federal Student Loans....................   16
    Failure to Comply with Student Loan Origination and Servicing Procedures for Private Student Loans....................   17
    Variability of Actual Cash Flows; Inability of Related Indenture Trustee to Liquidate Student Loans...................   17
    Unsecured Nature of Student Loans; Financial Status of Federal Guarantor..............................................   18
    Change in Law.........................................................................................................   19
    Subordination; Limited Assets of the Trust............................................................................   20
    Use of the Pre-Funding Account or Collateral Reinvestment Account to Make Additional Fundings.........................   20
    Maturity and Prepayment Considerations................................................................................   21
    Servicer Default......................................................................................................   21
    Certain Legal Aspects.................................................................................................   22

FORMATION OF THE TRUSTS...................................................................................................   24
    The Trusts............................................................................................................   24
    Eligible Lender Trustee...............................................................................................   24

USE OF PROCEEDS...........................................................................................................   24

THE SELLER, THE MASTER SERVICER AND THE SUBSERVICERS......................................................................   25
    The Seller and the Master Servicer ...................................................................................   25
    The Subservicers......................................................................................................   25

ASSUMPTION OF SIGNET'S OBLIGATIONS........................................................................................   25

THE STUDENT LOAN POOLS....................................................................................................   26
    General...............................................................................................................   26
    Origination and Marketing Process.....................................................................................   27
    Servicing and Collections Process.....................................................................................   27
    Claims and Recovery Rates.............................................................................................   28

FEDERAL FAMILY EDUCATION LOAN PROGRAM.....................................................................................   28
    General...............................................................................................................   28
    Legislative and Administrative Matters................................................................................   29
    Eligible Lenders, Students and Educational Institutions...............................................................   29
    Financial Need Analysis...............................................................................................   30
    Special Allowance Payments............................................................................................   30
    Federal Stafford Loans................................................................................................   31

          Interest........................................................................................................   31
          Interest Subsidy Payments.......................................................................................   32

                                                                                                                           Page
          Loan Limits.....................................................................................................   32
          Repayment.......................................................................................................   33
          Grace Periods, Deferral Periods, Forbearance Periods............................................................   33
          Federal Unsubsidized Stafford Loans.............................................................................   34

    Federal PLUS and Federal SLS Loan Programs............................................................................   34
          Loan Limits.....................................................................................................   34
          Interest........................................................................................................   34
          Repayment, Deferments...........................................................................................   35

    Federal Consolidation Loan Program....................................................................................   35
    Federal Guarantors....................................................................................................   36
    Federal Insurance and Reinsurance of Federal Guarantors...............................................................   37

PRIVATE STUDENT AND OTHER LOAN PROGRAMS...................................................................................   39

WEIGHTED AVERAGE LIFE OF THE SECURITIES...................................................................................   39

POOL FACTORS AND TRADING INFORMATION......................................................................................   40

DESCRIPTION OF THE NOTES..................................................................................................   40
    General...............................................................................................................   40
    Principal and Interest on the Notes...................................................................................   41
    The Indenture.........................................................................................................   41

          Modification of Indenture.......................................................................................   41
          Events of Default; Rights Upon Event of Default.................................................................   42
          Certain Covenants...............................................................................................   44
          Annual Compliance Statement.....................................................................................   44
          Indenture Trustee's Annual Report...............................................................................   44
          Satisfaction and Discharge of Indenture.........................................................................   45
          The Indenture Trustee...........................................................................................   45

DESCRIPTION OF THE CERTIFICATES...........................................................................................   45
    General...............................................................................................................   45
    Principal and Interest in Respect of the Certificates.................................................................   45

CERTAIN INFORMATION REGARDING THE SECURITIES..............................................................................   46
    Fixed Rate Securities.................................................................................................   46
    Floating Rate Securities..............................................................................................   46
    Book-Entry Registration...............................................................................................   47
    Definitive Securities.................................................................................................   48
    List of Securityholders...............................................................................................   48
    Reports to Securityholders............................................................................................   49

DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS......................................................................   49
    General...............................................................................................................   49
    Sale of Student Loans; Representations and Warranties.................................................................   49
    Additional Fundings...................................................................................................   50
    Accounts..............................................................................................................   51
    Servicing Procedures..................................................................................................   51
    Payments on Student Loans.............................................................................................   52
    Servicer Covenants....................................................................................................   53
    Servicer Compensation.................................................................................................   53


    Distributions............................................................................................................53
    Credit and Cash Flow Enhancement.........................................................................................54
          General............................................................................................................54
          Reserve Account....................................................................................................54
    Statements to Indenture Trustee and Trust................................................................................54
    Evidence as to Compliance................................................................................................55
    Certain Matters Regarding the Master Servicer............................................................................56
    Servicer Default.........................................................................................................56
    Rights Upon Servicer Default.............................................................................................57
    Waiver of Past Defaults..................................................................................................57
    Amendment................................................................................................................57
    Payment of Notes.........................................................................................................58
    Termination..............................................................................................................58
          Optional Redemption................................................................................................58
          Auction of Student Loans...........................................................................................58
    Administration Agreement.................................................................................................59

CERTAIN LEGAL ASPECTS OF THE STUDENT LOANS...................................................................................59
    Transfer of Student Loans................................................................................................59
    Certain Matters Relating to Receivership.................................................................................60
    Consumer Protection Laws.................................................................................................61
    Loan Origination and Servicing Procedures Applicable to Student Loans....................................................61
    Student Loans Generally Not Subject to Discharge In Bankruptcy...........................................................62

CERTAIN FEDERAL INCOME TAX CONSEQUENCES......................................................................................62
    Tax Characterization of the Trust........................................................................................62
    Tax Consequences to Holders of the Notes.................................................................................62
          Treatment of the Notes as Indebtedness.............................................................................62
          Original Issue Discount............................................................................................63
          Interest Income on the Notes.......................................................................................63
          Sale or Other Disposition..........................................................................................64
          Foreign Holders....................................................................................................64
          Backup Withholding.................................................................................................64
          Possible Alternative Treatments of the Notes.......................................................................64
    Tax Consequences to Holders of the Certificates..........................................................................65
          Treatment of the Trust as a Partnership............................................................................65
          Partnership Taxation...............................................................................................65
          Computation of Income..............................................................................................66
          Determining the Bases of Trust Assets..............................................................................66
          Discount and Premium...............................................................................................66
          Disposition of Certificates........................................................................................67
          Allocations Between Transferors and Transferees....................................................................67
          Section 754 Election...............................................................................................67
          Administrative Matters.............................................................................................67
          Tax Consequences to Foreign Certificateholders.....................................................................68
          Proposed Tax Legislation...........................................................................................69
          Backup Withholding.................................................................................................69

CERTAIN STATE TAX CONSEQUENCES...............................................................................................69
    Tax Consequences with Respect to the Notes...............................................................................69
    Tax Consequences with Respect to the Certificates........................................................................70


ERISA CONSIDERATIONS.........................................................................................................70
    The Notes................................................................................................................70
    The Certificates.........................................................................................................70

PLAN OF DISTRIBUTION.........................................................................................................71

LEGAL MATTERS................................................................................................................71

INDEX OF PRINCIPAL TERMS.....................................................................................................72

                               SUMMARY OF TERMS

    The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to the Securities of any series contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of such Securities. Certain capitalized terms used in this Prospectus are defined elsewhere herein on the pages indicated in the "Index of Principal Terms."


Issuer.................... With respect to each series of Securities, the trust to be formed pursuant to a Trust Agreement (as amended and supplemented from time to time, a "Trust Agreement") among the Seller, the Company and the Eligible Lender Trustee for such Trust (the "Trust" or the "Issuer").

Seller.................... Signet Bank, a Virginia banking corporation
                             ("Signet"), as seller (the "Seller"). See
                             "Assumption of Signet's Obligations".

Master Servicer........... Signet, as master servicer on behalf of the Trust
                             (the "Master Servicer") pursuant to a Master
                             Servicing Agreement to be dated as of
                             __________________, 1996 (as amended and
                             supplemented from time to time, the "Master
                             Servicing Agreement") among the Trust, the Master Servicer and the Eligible Lender Trustee. See "The Seller, the Master Servicer and the Subservicers" and "Description of the Transfer and Servicing Agreements --Servicing Procedures".

Eligible Lender Trustee... For each trust, such entity as is specified as the
                             Eligible Lender Trustee in the related Prospectus Supplement.

Indenture Trustee......... With respect to each series of Securities, the
                             Indenture Trustee specified in the related
                             Prospectus Supplement.

Administrator............. Signet in its capacity as administrator (the
                             "Administrator").

The Notes................. Each series of Securities will include one or more classes of Notes, which will be issued pursuant to an Indenture between the Trust and the related Indenture Trustee (as amended and supplemented from time to time, an "Indenture").

                           Unless otherwise specified in the related Prospectus
                             Supplement, Notes will be available for purchase in denominations of $1,000 and integral multiples thereof and will be available in book-entry form only. Unless otherwise specified in the related Prospectus Supplement, Noteholders will be able to receive Definitive Notes only in the limited circumstances described herein or in the related Prospectus Supplement. See "Certain Information Regarding the Securities -- Definitive Securities".

                           Unless otherwise specified in the related Prospectus
                             Supplement, each class of Notes will have a stated principal amount and will bear interest at a specified rate or rates (with respect to each class of Notes, the "Interest Rate"). Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate, or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes, or the method for determining the Interest Rate.

                           With respect to a series that includes two or more
                             classes of Notes, each class may differ as to timing and priority of payments, seniority, allocations of losses, Interest Rate or amount of payments of principal or interest, or payments of principal or interest in respect of any such class or classes may or may not be made upon the occurrence of specified events.

The Certificates.......... Each series of Securities will include one or more classes of Certificates which will be issued pursuant to the related Trust Agreement.

                           Unless otherwise specified in the related Prospectus
                             Supplement, Certificates will be available for purchase in a minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof and will be available in book-entry form. Unless otherwise specified in the related Prospectus Supplement, Certificateholders will be able to receive Definitive Certificates only in the limited circumstances described herein or in the related Prospectus Supplement. See "Certain Information Regarding the Securities -- Definitive Securities".

                           Unless otherwise specified in the related Prospectus
                             Supplement, each class of Certificates will have a stated Certificate Balance specified in the related Prospectus Supplement (the "Certificate Balance") and will accrue interest on such Certificate Balance at a specified rate (with respect to each class of Certificates, the "Pass-Through Rate"). Each class of Certificates may have a different Pass- Through Rate, which may be a fixed, variable or adjustable Pass- Through Rate or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate for each class of Certificates or the method for determining the Pass- Through Rate.

                           With respect to a series that includes two or more
                             classes of Certificates, each class may differ as to timing and priority of distributions, seniority, allocations of losses, Pass-Through Rate or amount of distributions in respect of principal or interest, or distributions in respect of principal or interest in respect of any such class or classes may or may not be made upon the occurrence of specified events.

                           To the extent specified in the related Prospectus
                             Supplement, distributions in respect of the Certificates may be subordinated in priority of payment to payments on the Notes.

Assets of the Trust....... The assets of each Trust will include a pool of student loans consisting of education loans to students and parents of dependent students ("Student Loans"), which will include rights to receive payments made with respect to such Student Loans and the proceeds thereof. On or prior to the Closing Date specified in the related Prospectus Supplement with respect to a Trust (a "Closing Date"), the Seller will sell Student Loans having an aggregate principal balance specified in the related Prospectus Supplement as of the date specified therein (a "Cutoff Date"), to the Eligible Lender Trustee on behalf of the Trust pursuant to a Loan Sale Agreement (as amended and supplemented from time to time, a "Loan Sale Agreement") among the Seller, the related Trust and the related Eligible Lender Trustee. The property of each Trust will also include amounts on deposit in certain trust accounts, including the related Collection Account, any Reserve Account, any Pre-Funding Account, any Collateral Reinvestment Account and any other account identified in the applicable Prospectus Supplement.

                           The Student Loans sold to any Trust will be selected
                             from Student Loans owned by the Seller based on criteria specified in the applicable Loan Sale Agreement and described herein and in the related Prospectus Supplement.

                           Unless otherwise specified in the applicable
                             Prospectus Supplement, each Student Loan sold to any Trust will, subject to compliance with specific origination and servicing procedures prescribed by federal and guarantor regulations, be guaranteed as to the payment of principal and interest by either
                             (i) a state or private non-profit guarantor (each, a "Federal Guarantor"), which agency is reinsured by the United States Department of Education (the "Department") for between 80% and 100% of the amount of default claims paid by such Federal Guarantor for a given federal fiscal year for loans disbursed prior to October 1, 1993, for 78% to 98% of default claims paid for loans disbursed on or after October 1, 1993, and for 100% of death, disability, bankruptcy, closed school and false certification claims paid ("Federal Student Loans"), (ii) a state or private guarantor (each, a "Private Guarantor" and together with the Federal Guarantors, the "Guarantors") that is not reinsured by the Department ("Private Student Loans") or
                             (iii) a system of self insurance (items (ii) and (iii) collectively, "Private Student Loans"). Amounts paid by a Guarantor pursuant to its guarantee are herein referred to as "Guarantee Payments." See "Federal Family Education Loan Program -- Federal Guarantors," "-- Federal Insurance and Reinsurance of Federal Guarantors" and "Private Student Loan Programs".

                           If so provided in the related Prospectus Supplement,
                             during the period (the "Funding Period") from the Closing Date until the first to occur of (i) the amount on deposit in the Pre-Funding Account being less than an amount specified in the related Prospectus Supplement, (ii) an Event of Default occurring under the Indenture, a Servicer Default occurring under the Master Servicing Agreement or an Administrator Default occurring under the Administration Agreement, (iii) certain events of insolvency occurring with respect to the Seller or (iv) the last day of the Collection Period preceding a Distribution Date specified in the related Prospectus Supplement, an account will be maintained in the name of the Indenture Trustee (the "Pre-Funding Account"). The amount on deposit in the Pre-Funding Account (the "Pre-Funding Amount") on the Closing Date will equal an amount specified in the related Prospectus Supplement (which will be deposited out of the net proceeds of the sale of the related Securities) and, during the Funding Period, will be reduced from time to time by the amount thereof used to make Additional Fundings.

                           In addition, if so provided in the related Prospectus
                             Supplement, in lieu of a Funding Period, during the period (the "Revolving Period") from the Closing Date until the first to occur of (i) an event described in clauses (ii) or (iii) of the preceding paragraph or of such additional event or events as are described in the related Prospectus Supplement as having such effect (each, an "Early Amortization Event") or (ii) the last day of the Collection Period preceding a Distribution Date specified in the related Prospectus Supplement, an account will be maintained in the name of the Indenture Trustee (the "Collateral Reinvestment Account"). The amount on deposit in the Collateral Reinvestment Account on the Closing Date may, if so specified in the related Prospectus Supplement, include an amount specified in the related Prospectus Supplement (which will be deposited out of the net proceeds of the sale of the related Securities) and, during the Revolving Period principal will not be distributed on the Securities of the related series and principal collections, together with (if and to the extent described in the related Prospectus Supplement) interest collections on the Student Loans that are in excess of amounts required to be distributed therefrom will be deposited from time to time in the Collateral Reinvestment Account and will be used to make Additional Fundings.

                           Additional Fundings will consist of one or more of
                             the following, in each case if and to the extent specified in the related Prospectus Supplement: (i) interest payments to Noteholders and Certificateholders in lieu of collections of interest on certain of the Student Loans to the extent such interest is not paid currently but is capitalized and added to the principal balance of such Student Loans; (ii) payments to purchase from the Seller during a Funding Period or a Revolving Period, certain additional Student Loans made to borrowers who have existing Student Loans that are part of the pool of Student Loans of a series as of the Cutoff Date ("Existing Borrowers") and, in the case of a Revolving Period, made to borrowers which may include, but will not be limited to, borrowers who at the time of such purchase by the Trust have existing Student Loans that are part of such pool; and (iii) payments to fund the origination by the related Trust under certain circumstances of certain additional Student Loans, in the case of a Funding Period, made to Existing Borrowers, and in the case of a Revolving Period, made to borrowers who at the time of such origination have existing Student Loans that are part of the related pool. If so provided in the related Prospectus Supplement, Additional Fundings may continue to occur after the Funding Period or Revolving Period. Additional Fundings occurring after the Funding Period or Revolving Period will be funded from distributions on the related Student Loans in the manner specified in the related Prospectus Supplement. See "Description of the Transfer and Servicing Agreements -- Additional Fundings".

Credit and Cash Flow
Enhancement............... If and to the extent specified in the related
                             Prospectus Supplement, credit or cash flow enhancement with respect to a Trust or any class or classes of Securities may include any one or more of the following: subordination of one or more other classes of Securities, a Reserve Account, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, repurchase obligations, other agreements with respect to third-party payments or other support, cash deposits or other arrangements. Any form of credit or cash flow enhancement may have certain limitations and exclusions from coverage thereunder, which will be described in the related Prospectus Supplement.

Reserve Account........... Unless otherwise specified in the related Prospectus
                             Supplement, an account in the name of the related Indenture Trustee (the "Reserve Account") will be established and maintained by the Administrator with the Indenture Trustee in accordance with the directions of the Administrator and will be an asset of the applicable Trust. To the extent specified in the related Prospectus Supplement, the Seller will make an initial deposit into the Reserve Account on the Closing Date having a value equal to the amount specified in the Prospectus Supplement (the "Reserve Account Initial Deposit"); the Reserve Account Initial Deposit will be augmented on each Distribution Date by the deposit into the Reserve Account of any remaining Available Funds for such Distribution Date. See "Description of the Transfer and Servicing Agreements -- Distributions" in the related Prospectus Supplement.

                           Amounts in the Reserve Account will be available to
                             cover shortfalls in amounts due to the holders of those classes of Securities specified in the related Prospectus Supplement in the manner and under the circumstances specified herein and therein. The related Prospectus Supplement will also specify to whom and the manner and circumstances under which amounts on deposit in the Reserve Account (after giving effect to all other required distributions to be made by the applicable Trust) in excess of the Specified Reserve Account Balance (as defined in the related Prospectus Supplement) will be distributed.

Transfer and Servicing
Agreements................ With respect to each Trust, the Seller will sell the related Student Loans to such Trust pursuant to a Loan Sale Agreement, with the related Eligible Lender Trustee holding legal title thereto. The rights and benefits of such Trust and the Eligible Lender Trustee under the Loan Sale Agreement will be assigned to the Indenture Trustee as collateral for the Notes of the related series. Pursuant to a Master Servicing Agreement among the related Trust, the Master Servicer and the Eligible Lender Trustee (the "Master Servicing Agreement"), the Master Servicer will agree with such Trust to be responsible for servicing, managing and maintaining the custody of, and making collections on, the Student Loans and preparing and filing with the Department and the applicable Federal Guarantor all appropriate claim forms and other documents and filings on behalf of the Eligible Lender Trustee in order to claim the Interest Subsidy Payments and Special Allowance Payments from the Department in respect of the Federal Student Loans entitled thereto. Subject to the terms and conditions of the Master Servicing Agreement, the Master Servicer may delegate certain of its obligations under the Master Servicing Agreement to one or more student loan servicers (each a "Subservicer"), but no such delegation shall relieve the Master Servicer from its responsibilities to service the Student Loans as if it alone were servicing the Student Loans. See "The Seller, the Master Servicer and the Subservicers" and "Description of the Transfer and Servicing Agreements --Servicing Procedures" herein.

                           Unless otherwise specified in the related Prospectus
                             Supplement, the Seller will be obligated under the related Loan Sale Agreement to repurchase, and the Master Servicer will be obligated under the related Master Servicing Agreement to purchase any Student Loan if the interest of such Trust therein is materially adversely affected by a breach of any representation, warranty or covenant (including the Master Servicer's covenant to service all the Student Loans in accordance with applicable laws, restrictions and guidelines) made by the Seller or the Master Servicer, as the case may be, with respect to the Student Loans, if the breach has not been cured within 120 days following the discovery by or notice to the Seller or Master Servicer, as the case may be, of the breach (it being understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Student Loan will not be considered to have a material adverse effect for this purpose). In the event that Notes of any series remain outstanding and there is a dispute regarding whether the interests of the related Trust are materially adversely affected by any such breach, the determination as to whether the interests of such Trust are so affected will be made by the Indenture Trustee. In such event, the determination of the Indenture Trustee will be dispositive. In the event only Certificates remain outstanding, any such determination will be made by the Eligible Lender Trustee and its determination will be dispositive. In addition, if so specified in the related Prospectus Supplement, the Seller or the Master Servicer, as the case may be, will be obligated to reimburse such Trust for any accrued interest amounts not guaranteed by a Guarantor due to, or any Interest Subsidy Payments or Special Allowance Payments lost as a result of a breach of, the Seller's representations and warranties or the Master Servicer's covenants, as the case may be, with respect to any Student Loan. The liability of the Seller or the Master Servicer, as the case may be, will not exceed the amount that the Guarantor would have paid if the Student Loan had been accepted and paid by the Guarantor as a claim.

                           Unless otherwise specified in the related Prospectus
                             Supplement, the Master Servicer will receive a fee (the "Servicing Fee") equal to a specified percentage of the Pool Balance, as set forth in the related Prospectus Supplement, together with any other administrative fees and similar charges specified in the related Prospectus Supplement. The Servicing Fee will be payable out of Available Funds and amounts on deposit in the Reserve Account on the date specified in the related Prospectus Supplement. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation" herein and in the related Prospectus Supplement.

                           In addition, the Administrator will undertake certain
                             administrative duties with respect to such Trust under an Administration Agreement among the Trust, the Administrator and the Indenture Trustee (as amended and supplemented from time to time, the "Administration Agreement"). See "Description of the Transfer and Servicing Agreements -- Administration Agreement".

Termination............... The obligations of the Seller, the Master Servicer, the Administrator, the Eligible Lender Trustee and the Indenture Trustee relating to a particular trust will terminate upon (i) the maturity or other liquidation of the last Student Loan in such Trust and the disposition of any amount received upon liquidation of any such remaining Student Loans or
                             (ii) the payment to the Noteholders and the Certificateholders of the related series of all amounts required to be paid to them. See "Description of the Transfer and Servicing Agreements -- Termination".

Optional Redemption....... If the Seller exercises its option to purchase the
                             Student Loans of a Trust in the manner and on the respective terms and conditions described under "Description of the Transfer and Servicing Agreements -- Termination-- Optional Redemption", the outstanding Notes will be redeemed and the Certificateholders will receive a distribution as set forth in the related Prospectus Supplement.

Mandatory Redemption...... Unless otherwise specified in the applicable
                             Prospectus Supplement, to the extent that amounts on deposit in the Pre-Funding Account or Collateral Reinvestment Account for a series have not been fully applied to Additional Fundings by the Trust by the end of the Funding Period or Revolving Period, respectively, the related Noteholders or the Certificateholders may receive as a prepayment of principal an amount equal to the amount remaining in the Pre-Funding Account or Collateral Reinvestment Account following any Additional Fundings on the last Distribution Date in such period. See "Description of the Notes -- Principal and Interest on the Notes" and "Description of the Certificates -- Principal and Interest in Respect of the Certificates".

Auction of Student Loans.. If so provided in the related Prospectus Supplement, all remaining Student Loans held by a Trust will be offered for sale by the Indenture Trustee on any Distribution Date occurring on or after a date specified in such Prospectus Supplement. The Seller and unrelated third parties may offer bids for such Student Loans. The Indenture Trustee will accept the highest bid equal to or in excess of the aggregate Purchase Amounts of such Student Loans as of the end of the Collection Period immediately preceding the related Distribution Date. The proceeds of such sale will be used to redeem all related Notes and to retire the Certificates. See "Description of the Transfer and Servicing Agreements -- Termination -- Auction of Student Loans".

Tax Considerations........ Upon the issuance of each series of Securities, except as otherwise provided in the related
                             Prospectus Supplement, McGuire, Woods, Battle & Boothe, L.L.P., as federal tax counsel to the applicable Trust ("Federal Tax Counsel"), will deliver an opinion to the effect that, for federal income tax purposes: (i) the Notes of such series will be characterized as debt and (ii) the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

                           Unless otherwise specified in the applicable
                             Prospectus Supplement, each Noteholder, by the acceptance of a Note of a given series, will agree to treat such note as indebtedness, and each Certificateholder, by the acceptance of a Certificate of a given series, will agree to treat the related Trust as a partnership in which such Certificateholder is a partner for federal income and state and local income tax and franchise tax purposes. Alternative characterizations of such Trust and such Certificates are possible, but would not result in materially adverse tax consequences to Certificateholders.

                           Due to the method of allocation of Trust income to
                             the Certificateholders, cash basis holders may, in effect, be required to report income from the Certificates on an accrual basis. In addition, because tax allocations and tax reporting will be done on a uniform basis, but Certificateholders may be purchasing

                             Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

                           The Trust with respect to each series of Securities
                             will be established under the laws of the state specified in the related Prospectus Supplement and (except in certain circumstances described under "Assumption of Signet's Obligations") will be managed by the Administrator in the State of Maryland. See "Certain Federal Income Tax Consequences" for additional information concerning the application of federal tax laws with respect to the Notes and the Certificates.

ERISA Considerations...... Unless otherwise specified in the related Prospectus
                             Supplement, subject to the considerations discussed under "ERISA Considerations" herein and unless otherwise specified in the related Prospectus Supplement, the Notes of each series are eligible for purchase by employee benefit plans.

                           The Certificates may not be acquired by any employee
                             benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or by any individual retirement account. See "ERISA Considerations" herein.

                                  RISK FACTORS

        Failure to Comply with Student Loan Origination and Servicing Procedures for Federal Student Loans. The Federal Family Education Loan Program ("FFELP") under Title IV of the Higher Education Act of 1965, as amended (such Act, together with all rules and regulations promulgated thereunder by the Department and/or the Guarantors, the "Act"), including the implementing regulations thereunder, requires lenders making and servicing student loans and guarantors guaranteeing student loans to follow specified procedures, including due diligence procedures, to ensure that the student loans are properly made and disbursed to, and repaid on a timely basis by or on behalf of, borrowers. Certain of those procedures, which are specifically set forth in the Act, are summarized herein. See "The Student Loan Pool -- The Student Loan Financing Business", "Federal Family Education Loan Program" and "Description of the Transfer and Servicing Agreements -- Servicing Procedures". Generally, those procedures require that completed loan applications be processed, a determination of whether an applicant is an eligible borrower under the Act be made, the borrower's responsibilities under the loan be explained to him or her, the promissory note evidencing the loan be executed by the borrower and then that the loan proceeds be disbursed in a specified manner by the lender. After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferrals and forbearances and credit the borrower for payments made thereon. If a borrower becomes delinquent in repaying a loan, the lender must perform certain collection procedures (primarily telephone calls and demand letters) which vary depending upon the length of time a loan is delinquent.

        With respect to each series of Securities, the Master Servicer will agree pursuant to the related Master Servicing Agreement to perform servicing and collection procedures on behalf of each Trust. However, failure to follow these procedures or failure of the originator of the loan to follow procedures relating to the origination of any Federal Student Loans may result in the Department's refusal to make reinsurance payments to the Federal Guarantor or to make Interest Subsidy Payments and Special Allowance Payments to the related Eligible Lender Trustee with respect to such Federal Student Loans or in the Federal Guarantor's refusal to honor its Guarantee Agreements with the related Eligible Lender Trustee with respect to such Federal Student Loans (each a "Guarantee Agreement" and collectively, the "Guarantee Agreements"). See "Formation of the Trusts -- Eligible Lender Trustee". Failure of the Federal Guarantor to receive reinsurance payments from the Department could adversely affect the Federal Guarantor's ability or legal obligation to make Guarantee Payments to the related Eligible Lender Trustee. Loss of any such Guarantee Payments, Interest Subsidy Payments or Special Allowance Payments could adversely affect the amount of Available Funds for any Collection Period and the Trust's ability to pay principal and interest on the related Notes and Certificates.

        If a breach of the representations, warranties or covenants of the Seller or the Master Servicer, as the case may be, with respect to a Federal Student Loan has a material adverse effect on the interest of the related Trust therein and such breach is not cured within any applicable cure period, such Trust will have the right under the related Loan Sale Agreement and Master Servicing Agreement to cause the Seller to repurchase, or the Master Servicer to purchase such Federal Student Loan. In addition, each Trust will have the right, under certain circumstances specified in the related Loan Sale Agreement and Master Servicing Agreement, to cause the Seller or the Master Servicer, as the case may be, to reimburse such Trust for any accrued interest amounts not guaranteed by a Federal Guarantor, or any Interest Subsidy Payments and Special Allowance Payments lost with respect to a Federal Student Loan as a result of a breach of the Seller's representations and warranties or the Master Servicer's covenants, as the case may be, with respect to such Federal Student Loan. The repurchase and reimbursement obligations of the Seller and the Master Servicer will constitute the sole remedy available to or on behalf of a Trust, the related Certificateholders or the related Noteholders for any such uncured breach. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and "-- Servicer Covenants". There can be no assurance, however, that the Seller will have the financial resources, or the Master Servicer will have the ability, to meet these obligations. The failure of the Seller to so repurchase, or the Master Servicer to arrange for the repurchase of, a Federal Student Loan would constitute a breach of the related Loan Sale Agreement and Master Servicing Agreement, enforceable by the related Eligible Lender Trustee on behalf of such Trust and the related Certificateholders or by the related

Indenture Trustee on behalf of the Noteholders of the related series, but would not constitute an Event of Default under each indenture or permit the exercise of remedies thereunder.

        On April 29, 1994, the Department published regulations amending the Student Assistance General Provisions and FFELP regulations effective July l, 1994. These regulations, among other things, establish requirements governing contracts between holders of Federal Student Loans and third-party servicers, establish standards of administrative and financial responsibility for third-party servicers that administer any aspect of a guarantor's or lender's participation in the FFELP, and establish sanctions for third-party servicers that fail to conform their administrative practices to such regulations.

        Under these regulations, a third-party servicer (such as the Master Servicer and, with respect to certain other holders, any Subservicer) is jointly and severally liable with its client lenders for liabilities to the Department arising from the servicer's violation of applicable requirements. In addition, if a servicer fails to meet standards of financial responsibility or administrative capability included in the new regulations, or violates other FFELP requirements, the new regulations authorize the Department to fine the servicer and/or limit, suspend or terminate the servicer's eligibility to contract to service Federal Student Loans. The effect of such a limitation, suspension, or termination on a servicer's eligibility to service loans already on its system, or to accept new loans for servicing under existing contracts, is unclear. No assurance exists that the Master Servicer or a Subservicer will not be held liable by the Department for liabilities arising out of its FFELP activities for a Trust or other client lenders, or that its eligibility will not be limited, suspended, or terminated in the future. If the Master Servicer or a Subservicer were so held liable or its eligibility limited, suspended, or terminated, the Master Servicer's ability to properly service Student Loans and to satisfy its obligation to arrange the purchase of loans as to which it breaches its covenants under the applicable Master Servicing Agreement could be adversely affected. In such event, a Servicer Default under the related Master Servicing Agreement could occur resulting in the removal of the Master Servicer and the appointment of a successor Master Servicer by the Indenture Trustee or the holders of Notes of the related series evidencing not less than 75% in principal amount of such then outstanding Notes. See "Description of the Transfer and Servicing Agreements -- Rights Upon Servicer Default".

        Failure to Comply with Student Loan Origination and Servicing Procedures for Private Student Loans. Private Student Loans may be self-insured or insured by a third-party Private Guarantor. The programs under which Private Student Loans will be insured by third parties may prescribe rules and procedures applicable to originating and servicing Private Student Loans, which procedures will be similar to those set forth above with respect to Federal Student Loans. Failure to make or service properly a Private Student Loan in accordance with those procedures could adversely affect the Eligible Lender Trustee's ability to obtain Guarantee Payments from a Private Guarantor. Loss of such Guarantee Payments could adversely affect the amount of Available Funds for any Collection Period and the Trust's ability to pay principal and interest on the Notes and the Certificates. Under certain circumstances the Trust has the right, pursuant to the related Loan Sale Agreement or Master Servicing Agreement, as applicable, to cause the Seller to repurchase, or the Master Servicer to purchase, a Private Student Loan. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and "-- Servicer Covenants". There can be no assurance, however, that the Seller or the Master Servicer will have the financial resources to do so.

        Variability of Actual Cash Flows; Inability of Related Indenture Trustee to Liquidate Student Loans. Amounts received with respect to the Student Loans for a particular Collection Period may vary greatly in both timing and amount from the payments actually due on the Student Loans as of such Collection Period for a variety of economic, social and other factors, including both individual factors, such as additional periods of deferral or forbearance prior to or after a borrower's commencement of repayment, and general factors, such as a general economic downturn which could increase the amount of defaulted Student Loans. Failures by borrowers to pay timely the principal and interest on the Student Loans will affect the amount of Available Funds on a Distribution Date, which may reduce the amount of principal and interest paid to the holders of the Securities of the related series on such Distribution Date. Moreover, failures by student loan borrowers generally to pay timely the principal and interest due on their student loans could obligate the respective Guarantor to make payments thereon, which could adversely affect the solvency of the Guarantor and its ability to meet its guarantee obligations (including with respect to the Student Loans). The inability of any Guarantor to meet its guarantee obligations could reduce the amount of principal and interest paid to the holders of the Securities of the related series on a Distribution Date. The effect of such factors, including the effect on a Guarantor's ability to meet its guarantee obligations with respect to the Student Loans, on a Trust's ability to pay principal and interest with respect to the Securities, is impossible to predict. Pursuant to the Higher Education Amendments of 1992 (the "1992 Amendments"), under Section 432(o) of the Act if the Department has determined that a Federal Guarantor is unable to meet its insurance obligations, the loan holder may submit claims directly to the Department and the Department is required to pay the full Guarantee Payment due with respect thereto in accordance with guarantee claim processing standards no more stringent than those of the Federal Guarantor. However, the Department's obligation to pay guarantee claims directly in this fashion is contingent upon the Department making the determination referred to above. There can be no assurance that the Department would ever make such a determination with respect to a Federal Guarantor or, if such a determination was made, whether such determination or the ultimate payment of such guarantee claims would be made in a timely manner.

        If an Event of Default occurs under the related Indenture, subject to certain conditions, the related Indenture Trustee is authorized, without the consent of the Certificateholders of the related series, to sell the Student Loans pledged thereunder. There can be no assurance, however, that the related Indenture Trustee will be able to find a purchaser for the Student Loans in a timely manner or that the market value of such Student Loans is equal to the aggregate outstanding principal amount of the Securities and accrued interest thereon. If the proceeds of any such sale, together with amounts then available in any Reserve Account or pursuant to any other credit enhancement specified as being available therefor in the related Prospectus Supplement, do not equal or exceed the aggregate outstanding principal amount of Notes and accrued interest thereon, the Noteholders of the related series will suffer a loss. In such circumstances, the Certificateholders, to the extent the Certificates of such series are subordinated to the Notes of such series, will also suffer a loss.

        Unsecured Nature of Student Loans; Financial Status of Federal Guarantor. The Act and the programs under which Private Student Loans are insured require all Student Loans to be unsecured. As a result, the only security for payment of the Student Loans are the Guarantee Agreements between the related Eligible Lender Trustee and the Guarantors. A deterioration in the financial status of the Guarantors and their ability to honor guarantee claims with respect to the Student Loans could result in a failure by the Guarantor to make Guarantee Payments to such Eligible Lender Trustee. One of the primary causes of a possible deterioration in a Guarantor's financial status is the amount and percentage of defaulting Student Loans guaranteed by a Federal Guarantor. Moreover, to the extent that default reimbursement claims submitted by a Federal Guarantor for any fiscal year exceed certain specified levels, the Department's obligation to reimburse the Federal Guarantor for default claim losses is reduced on a sliding scale from 100% to a minimum of 80% (98% to 78%, respectively, for default claim losses for Federal Student Loans made on or after October l, 1993). Death, disability, bankruptcy, closed school and false certification claims are reimbursed 100% by the Department. Private Guarantors are not entitled to any federal reinsurance or assistance from the Department. Although each Private Guarantor maintains a loan loss reserve intended to absorb losses arising from its guarantee commitments, there can be no assurance that the amount of such reserve will be sufficient to cover the obligations of such Private Guarantor over the term of Private Student Loans insured by a Private Guarantor. No assurance exists that any Guarantor will have the financial resources to make all Guarantee Payments to a given Trust in respect of the related Student Loans that may arise from time to time. See "The Federal Family Education Loan Program -- Guarantors" and "-- Federal Insurance and Reinsurance of Federal Guarantors".

        Default Risk on Certain Student Loans. Under the Omnibus Budget Reconciliation Act of 1993, Student Loans first disbursed on or after October 1, 1993 are 98% insured by the applicable Guarantor. As a result, to the extent a borrower of such a Student Loan defaults, the Trust will experience a loss of 2% of outstanding principal and accrued interest on each such Student Loan. A defaulted loan will be fully assigned to the applicable Guarantor in exchange for a guarantee payment on the 98% guaranteed portion and the Trust may have no right thereafter to pursue the borrower for the 2% unguaranteed portion. Student Loans continue to be 100% guaranteed in the event of death, disability or bankruptcy of the borrower and a closing of or false certification by the borrower's school regardless of disbursement date.

        Fees Payable on Certain Financed Students Loans. Under the Federal Consolidation Program, the Trust will be obligated to pay to the Department a monthly rebate fee (the "Monthly Rebate Fee") at an annualized rate of 1.05% of the outstanding principal balance on the last day of each month plus accrued interest thereon of each Federal Consolidation Loan which is a part of the Trust, which rebate will be payable prior to distributions to the Noteholders or the Certificateholders and which rebate will reduce the amount of funds which would otherwise be available to make distributions on the Securities and will reduce the Student Loan Rate. In addition, if specified in the related Prospectus Supplement, the Trust or the Eligible Lender Trustee may originate Federal Student Loans during the Funding Period. In such cases, the Trust may be required to pay to the Department a 0.50% origination fee (the "Federal Origination Fee") on the initial principal balance of each Student Loan which is originated on its behalf by the Eligible Lender Trustee (i.e., each Federal Student Loan originated on its behalf by the Eligible Lender Trustee during the Funding Period), which fee will be deducted by the Department out of Interest Subsidy and Special Allowance Payments. If sufficient Interest Subsidy and Special Allowance Payments are not due to the Trust to cover the amount of the Federal Origination Fee, the balance of such Federal Origination Fee will be deferred by the Department until sufficient Interest Subsidy and Special Allowance Payments accrue to cover such fee. If such amounts never accrue, the Trust would be obligated to pay any remaining fee from other assets of the Trust prior to making distributions to Noteholders or Certificateholders. The offset of Interest Subsidy and Special Allowance Payments, and the payment of any remaining fee from other Trust assets, will further reduce the amount of Available Funds (or Monthly Available Funds) from which payments to Noteholders and Certificateholders may be made. Furthermore, any offset of Interest Subsidy and Special Allowance Payments will further reduce the Student Loan Rate.

        Change in Law. No assurance can be made that the Act or other relevant federal or state laws, rules and regulations and the programs implemented thereunder will not be amended or modified in the future in a manner that will adversely impact the programs described in this Prospectus and the guaranteed student loans made thereunder, including the Student Loans, or the Guarantors. In addition, existing legislation and future measures to reduce the federal budget deficit or for other purposes may adversely affect the amount and nature of federal financial assistance available with respect to these programs or even abolish these programs. In recent years, federal budget legislation has provided for the recovery of certain funds held by the Federal Guarantors in order to achieve reductions in federal spending. No assurance can be made that future federal budget legislation or administrative actions will not adversely affect expenditures by the Department or the financial condition of the Federal Guarantors.

        On August 10, 1993, President Clinton signed the Omnibus Budget Reconciliation Act of 1993 (the "1993 Act"), which made a number of changes to the Federal Student Loan programs, including imposing on lenders or holders of Student Loans certain fees and affecting the Department's financial assistance to Federal Guarantors, including reducing the percentage of claim payments the Department will reimburse to Federal Guarantors and reducing more substantially the premiums and default collections that Federal Guarantors are entitled to receive and/or retain. In addition, such legislation contemplates replacement of a minimum of approximately 60% of the Federal Student Loan programs with direct lending by the Department by 1998. The introduction of the new program may involve increasing reductions in the volume of loans made under the existing programs which could result in increased costs for the Master Servicer or any Subservicer due to reduced economies of scale. Such cost increases could affect the ability of the Seller or Master Servicer to satisfy their respective obligations to repurchase Student Loans in the event of certain breaches of representations, warranties or covenants or to service Student Loans. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and " -- Servicer Covenants". Such volume reductions could also reduce revenues received by the Federal Guarantors that are available to pay claims on defaulted Federal Student Loans. Finally, the level of competition in existence in the secondary market for loans made under the existing programs could be reduced, resulting in fewer potential buyers of the Federal Student Loans and lower prices available in the secondary market for those loans. Such a price reduction could have an adverse effect on the ability of the Indenture Trustee to sell the Student Loans pursuant to auction or upon a liquidation or termination of the Trust. See "Description of the Transfer and Servicing Agreements -- Termination"; "Description of the Notes - The Indenture
- Events of Default; Rights Upon Events of Default". Further, the Department is implementing a direct consolidation loan program (the

"Federal Direct Consolidation Loan Program"), which program may further reduce the volume of Federal Student Loans and increase prepayments on Student
Loans.

        The 1993 Act granted the Department broad powers over Federal
Guarantors and their reserves. These powers include the authority to require a Federal Guarantor to return all reserve funds to the Department if the Department determines such action is necessary to ensure an orderly termination of the Federal Guarantor, to serve the best interests of the student loan programs or to ensure the proper maintenance of such Federal Guarantor's funds or assets. The Department is also now authorized to direct a Federal Guarantor to return a portion of its reserve funds which the Department determines is unnecessary to pay the program expenses and contingent liabilities of the Federal Guarantor and/or to cease any activities involving the use of the Federal Guarantor's reserve funds or assets which the Department determines is a misapplication or otherwise improper. The Department may also terminate a Federal Guarantor's reinsurance agreement if the Department determines that such action is necessary to protect the federal fiscal interest or to ensure an orderly transition to full implementation of direct federal lending. In such event, however, the Department is required to assume the functions of such Federal Guarantor as described under the heading "Federal Family Education Loan Program -- Federal Guarantors" herein. These various changes create a significant risk that the resources available to the Federal Guarantors to meet their guarantee obligations will be significantly reduced.

        Subordination; Limited Assets of the Trust. To the extent specified in the related Prospectus Supplement, distributions of interest and principal on the Certificates of a series may be subordinated in priority of payment to interest and principal due on the Notes of such series. Moreover, each Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Student Loans and, to the extent provided in the related Prospectus Supplement, a Reserve Account and any other credit enhancement. The Notes of any series will represent obligations solely of, and the Certificates of such series will represent interests solely in, the related Trust and neither the Notes nor the Certificates of such series will be insured or guaranteed by the Seller, the Master Servicer, the Administrator, any Federal Guarantor, any Subservicer, the applicable Eligible Lender Trustee, the applicable Indenture Trustee or any other person or entity. Consequently, holders of the Securities of any series must rely for repayment upon payments on the related Student Loans and, if and to the extent available, amounts on deposit in the Reserve Account (if any) and other credit enhancement (if any), all as specified in the related Prospectus Supplement.

        Use of the Pre-Funding Account or Collateral Reinvestment Account to Make Additional Fundings. The use of a Pre-Funding Account or Collateral Reinvestment Account to add Student Loans to a Trust after the applicable Closing Date will cause the aggregate characteristics of the entire pool of Student Loans with respect to such Trust, including, if and to the extent set forth in the related Prospectus Supplement, the composition of such pool and in the case of a Revolving Period, of the borrowers thereof, the applicable Guarantors thereof (if, as may be so specified in the related Prospectus Supplement, the Guarantors with respect to Student Loans added after the Closing Date may include Guarantors other than those represented in pool as of the Closing Date and named in such Prospectus Supplement) and the distribution by loan type, interest rate, principal balance and remaining term to stated maturity to vary, possibly significantly, from those of the applicable pool as existing on the Closing Date and described in the related Prospectus
Supplement.

        If, as to any series for which a Pre-Funding Account or Collateral Reinvestment Account is provided, the sum of (i) the principal amount plus accrued interest thereon to be capitalized upon repayment plus any premium paid thereon of eligible Student Loans acquired by the related Trust during the Funding Period or the Revolving Period, as the case may be, less the principal amount of the Student Loans sold to the Seller or prepaid by the related Trust during such applicable period in connection with the making of Federal Consolidation Loans or such other types of Student Loans as may be specified in the related Prospectus Supplement and (ii) the amount of interest on the Student Loans capitalized and not paid currently by or on behalf of the borrowers during such applicable period is less, in the case of the Funding Period, than the Pre-Funded Amount, or, in the case of the Revolving Period, than the amount on deposit in the Collateral Reinvestment account at the end of the Revolving Period, the related Trust will have insufficient opportunities to make Additional Fundings during such applicable period, thereby resulting in a prepayment of principal to Noteholders as described in the following paragraph. In addition, any conveyance of Student Loans to a Trust through Additional Funding is subject to the following conditions, among others:
(i) each such Student Loan must satisfy the eligibility criteria specified in the related Loan Sale Agreement and (ii) the Seller will not select such Student Loans in a manner that it believes is materially adverse to the interests of the related Noteholders or the Certificateholders.

        To the extent that amounts on deposit in the Pre-Funding Account or Collateral Reinvestment Account for a series have not been fully applied to Additional Fundings by the Trust by the end of the Funding Period or the Revolving Period, the related Noteholders or Certificateholders may receive as a prepayment of principal an amount equal to the amount remaining in the Pre-Funding Account or Collateral Reinvestment Account following any Additional Fundings on the last day of the final Collection Period in such applicable period. It is anticipated that, in the case of each series, the amount of Additional Fundings made by the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account or Collateral Reinvestment Account and that therefore there may be at least a nominal amount of principal prepaid to the Noteholders or Certificateholders. See also "Maturity and Prepayment Considerations" in the related Prospectus Supplement regarding the risk to Noteholders and Certificateholders of prepayments in connection with the making of Federal Consolidation Loans both during and after the Funding Period or Revolving Period.

        Maturity and Prepayment Considerations. All the Student Loans are prepayable at any time. (For this purpose the term "prepayments" includes prepayments in full or in part (including pursuant to Federal Consolidation Loans) and liquidations due to default (including receipt of Guarantee Payments). The rate of prepayments on the Student Loans may be influenced by a variety of economic, social and other factors affecting borrowers, including interest rates and the availability of alternative financing. In addition, under certain circumstances, the Seller or the Master Servicer will be obligated to purchase or arrange for the purchase of Student Loans from the Trust pursuant to the related Loan Sale Agreement or Master Servicing Agreement, as applicable, as a result of breaches of their respective representations, warranties or covenants. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and "-- Servicer Covenants". Moreover, a borrower of Federal Student Loans may elect to borrow a Federal Consolidation Loan to consolidate and refinance such Federal Student Loans. The related Prospectus Supplement will describe whether and under what circumstances such Trust may originate or acquire the resulting Federal Consolidation Loan if at all. No assurance can be made that borrowers with Federal Student Loans will not seek to obtain Federal Consolidation Loans with respect to such Federal Student Loans or, if they do so, that such Federal Consolidation Loans will be held by the related Eligible Lender Trustee on behalf of the Trust, if so permissible. See "The Federal Family Education Loan Program".

        The Federal Direct Consolidation Loan Program provides borrowers with the opportunity to consolidate outstanding student loans at interest rates below, and income-contingent repayment terms that some borrowers may find preferable to, those that would be available from the Seller on a loan originated by the Seller under the Federal Consolidation Loan Program. The availability of such lower-rate, income-contingent loans may decrease the likelihood that the Seller would be the originator of a Consolidation Loan with respect to borrowers with Federal Student Loans, as well as increase the likelihood that a Federal Student Loan in the Trust will be prepaid through the issuance of a Federal Direct Consolidation Loan.

        On the other hand, scheduled payments with respect to, and maturities of, the Student Loans may be extended as a result of Grace Periods, Deferral Periods and, under certain circumstances, Forbearance Periods, which may lengthen the remaining term of the Student Loans and the average life of the Notes and the Certificates. See "The Federal Family Education Loan Program". Any reinvestment risks resulting from a faster or slower incidence of prepayment of Student Loans will be borne entirely by the Noteholders and the Certificateholders. See also "Description of the Transfer and Servicing Agreements -- Insolvency Event" regarding the sale of the Student Loans if an Insolvency Event occurs with respect to the Seller and "-- Termination" regarding the Seller's option to repurchase the Student Loans.

        Noteholders and Certificateholders should consider, in the case of Notes or Certificates, as the case may be, purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Student Loans could result in an actual yield that is less than the anticipated yield and, in the case of Notes or Certificates, as the case may be, purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Student Loans could result in an actual yield that is less than the anticipated yield. See "Weighted Average Life of the Securities".

        Servicer Default. Unless otherwise specified in the related Prospectus Supplement with respect to a given series of Securities, in the event of (a) any failure by the Master Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any required payment or to direct such Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for five business days after written notice from such Indenture Trustee or the related Eligible Lender Trustee is received by the Master Servicer or after discovery by the Master Servicer, (b) any failure by the Master Servicer to observe or perform in any material respect any other covenant or agreement of the Master Servicer under the related Master Servicing Agreement, (c) any limitation, suspension or termination by the Secretary of Education (the "Secretary") of the Master Servicer's eligibility to service Student Loans which materially and adversely affects its ability to service the Student Loans in the related Trust or (d) an Insolvency Event with respect to the Master Servicer occurs (collectively, a "Servicer Default"), the Indenture Trustee or 75% (by principal amount) of the Noteholders with respect to such series, as described under "Description of the Transfer and Servicing
Agreements -- Rights upon Servicer Default," may remove the Master Servicer without the consent of the Eligible Lender Trustee or any of the Certificateholders with respect to such series. Moreover, only the Indenture Trustee or the Noteholders with respect to such series, and not the Eligible Lender Trustee or the Certificateholders, have the ability to remove the Master Servicer if a Servicer Default occurs. In addition, the Noteholders with respect to such series have the ability, with certain specified exceptions, to waive defaults by the Master Servicer, including defaults that could materially adversely affect the Certificateholders with respect to such series. See "Description of the Transfer and Servicing Agreements -- Waiver of Past Defaults".

        Consolidation of Federal Benefit Billings and Receipts with Other Trusts. Due to a recent change in Department policy limiting the granting of new lender identification numbers, the Eligible Lender Trustee is allowed under the Trust Agreements to permit trusts established by the Seller to securitize Student Loans to use a common Department lender identification number. The billings submitted to the Department for Interest Subsidy and Special Allowance Payments on loans in such Trusts will be consolidated with the billings for such payments for Student Loans in such other Trusts using the same lender identification number and payments on such billings will be made by the Department in lump sum form. Such lump sum payments will then be allocated among the various trusts using the lender identification number.

        In addition, the sharing of the lender identification number by a Trust with other Trusts may result in the receipt of claim payments by guarantors in lump sum form. In that event, such payments would be allocated among the trusts in a manner similar to the allocation process for Interest Subsidy and Special Allowance Payments.

        The Department regards the Eligible Lender Trustee as the party primarily responsible to the Department for any liabilities owed to the Department or guarantors resulting from the Eligible Lender Trustee's activities in the FFELP. As a result, if the Department or a guarantor were to determine that the Eligible Lender Trustee owes a liability to the Department or a guarantor on any Student Loan for which the Eligible Lender Trustee is or was legal titleholder, including loans held in a Trust, the Department or guarantor may seek to collect that liability by offset against payments due the Eligible Lender Trustee under such Trust. In the event that the Department or guarantor determines such a liability exists in connection with a Trust using the shared lender identification number, the Department or a guarantor would be likely to collect that liability by offset against amounts due the Eligible Lender Trustee under the shared lender identification number, including amounts owed in connection with such Trusts.

        In addition, Trusts using a shared lender identification number may in a given quarter incur fees associated with the origination of Federal Student Loans that exceed the Interest Subsidy and Special Allowance Payments payable by the Department on the loans in such other Trusts, resulting in the consolidated payment from the Department received by the Eligible Lender Trustee under such lender identification number for that quarter equaling an amount that is less than the amount owed by the Department on the loans in the Trust for that quarter.

        The Trust Agreement for trusts established by the Seller which will share lender identification numbers will require such Trusts to indemnify the other Trusts for a shortfall or an offset by the Department or a guarantor arising from the Student Loans held by the Eligible Lender Trustee on such Trust's behalf.

        Certain Legal Aspects. The Seller will warrant to each Trust in the related Loan Sale Agreement that the sale of the Student Loans by the Seller to such Trust is a valid sale of the Student Loans by the Seller to such Trust. Notwithstanding the foregoing, in the event of an insolvency of the Seller, it is possible that a conservator or receiver for, or a creditor of, the Seller may argue that each transaction between the Seller and a Trust was a pledge of the related Student Loans in connection with a borrowing by the Seller rather than a true sale. Such an attempt, even if unsuccessful, could result in delays in distributions on the Securities. In addition, if the transfer of the Student Loans to the Eligible Lender Trustee is deemed to create a security interest therein, a tax or government lien on property of the Seller arising before the Student Loans came into existence may have priority over the Eligible Lender Trustee's interest in such Student Loans.

        The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") significantly expanded the powers of the Federal Deposit Insurance Corporation ("FDIC") as a conservator or receiver of insolvent banks. To the extent that the Seller has granted a first priority perfected security interest in the Student Loans to each Trust, and the interest is validly perfected and was not taken in contemplation of insolvency or with the intent to hinder, delay or defraud the Seller's creditors, that security interest should not be subject to avoidance by the FDIC as conservator or receiver of the Seller. If, however, the FDIC were to take a contrary position, such as by requiring the Indenture Trustee or Eligible Lender Trustee with respect to each Trust to establish its rights in the related Student Loans by submitting to and complying with the administrative claims procedure established under FIRREA, delays in payments on the Securities and possible reductions in the amounts of those payments could occur. In addition, under FIRREA, the FDIC may disaffirm or repudiate any contract to which an insolvent bank is a party, the performance of which is determined to be burdensome, and the disaffirmance of which is determined to promote the orderly administration of such bank's affairs. If the FDIC were to contend successfully that the Securities of any series evidence a secured borrowing and that it has the power to repudiate such Securities, the effect of such repudiation should be to accelerate the maturities of such Securities. In the event of such acceleration, the amount paid on such Securities would depend, among other things, on the amount which could be realized from the sale or other disposition of the related Student Loans at such time. Although each Master Servicing Agreement will provide for the replacement of the Seller as Master Servicer in the event of the appointment of a conservator or receiver of the Seller, the FDIC as conservator or receiver may enforce most types of contracts, including a Master Servicing Agreement, pursuant to their terms, notwithstanding any such provision. The FDIC, as conservator or receiver, may also transfer to a new obligor an insolvent bank's assets and liabilities (including, in the event that the Securities of any series were deemed to evidence a secured borrowing, the related Student Loans and the liability evidenced by such Securities) without the approval of the bank's creditors (including, in the event such Securities were deemed to evidence a secured borrowing, holders of such Securities).

        If an Insolvency Event with respect to the Seller occurs, the Indenture Trustee will, except under certain limited circumstances, promptly sell, dispose of or otherwise liquidate the related Student Loans in a commercially reasonable manner on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of Student Loans will be treated as collections on the Student Loans and deposited in the Collection Account of the related Trust. If the proceeds from the liquidation of the Student Loans and any amounts on deposit in the Reserve Account (if any) with respect to any Trust and any amounts available from any credit enhancement, if any, are not sufficient to pay the Notes and Certificates of the related series in full, the amount of principal returned to Noteholders or Certificateholders will be reduced and Noteholders and Certificateholders will incur a loss. See "Description of the Transfer and Servicing Agreements -- Insolvency Event".

        Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. Also, some state laws impose finance charge ceilings and other restrictions on certain consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liability that could affect an assignee's ability to enforce consumer finance contracts such as the Student Loans. In addition, the remedies available to the related Indenture Trustee or the Noteholders of the related series upon an Event of Default under the Indenture may not be readily available or may be limited by applicable state and federal laws.

        Book-Entry Registration. Each class of the Notes and the Certificates of a given series will be initially represented by one or more certificates registered in the name of Cede & Co. ("Cede"), or any other nominee for DTC set forth in the related Prospectus Supplement (Cede, or such other nominee, "DTC's Nominee"), and will not be registered in the names of the holders of the Securities of such series or their nominees. Because of this, unless and until Definitive Securities for such series are issued, holders of such Securities will not be recognized by the applicable Indenture Trustee or Eligible Lender Trustee as "Noteholders," "Certificateholders" or "Securityholders," as the case may be (as such terms are used herein or in the related Indenture and Trust Agreement, as the case may be). Hence, unless and until Definitive Securities (as defined below) are issued, holders of such Securities will only be able to exercise the rights of Securityholders indirectly through DTC and its participating organizations. See "Certain Information Regarding the Securities -- Book-Entry Registration" and "-- Definitive Securities."

                            FORMATION OF THE TRUSTS

The Trusts

        With respect to each series of Securities, the Seller will establish a separate Trust pursuant to the respective Trust Agreement for the transactions described herein and in the related Prospectus Supplement. The property of each Trust will consist of (a) a pool of Student Loans, legal title to which is held by the related Eligible Lender Trustee on behalf of each Trust, (b) all funds collected or to be collected in respect thereof (including any Guarantee Payments with respect thereto) on or after the applicable Cutoff Date and (c) all moneys and investments on deposit in the Collection Account, any Reserve Account and any other trust accounts or any other form of credit or cash flow enhancement that may be obtained for the benefit of holders of one or more classes of such Securities. To the extent provided in the applicable Prospectus Supplement, the Notes will be collateralized by the property of the related Trust. To facilitate servicing and to minimize administrative burden and expense, the Master Servicer will retain possession of the promissory notes representing the Student Loans and the other documents related thereto as custodian for each Trust and the related Eligible Lender Trustee.

        The principal offices of each Trust and the related Eligible Lender Trustee will be specified in the applicable Prospectus Supplement.

Eligible Lender Trustee

        The Eligible Lender Trustee for each Trust will be such entity as is specified in the related Prospectus Supplement. The Eligible Lender Trustee on behalf of the related Trust will acquire legal title to all the related Student Loans acquired pursuant to the related Loan Sale Agreement and will enter into a Guarantee Agreement with each of the Guarantors with respect to such Student Loans. Each Eligible Lender Trustee will qualify as an eligible lender and owner of all Federal Student Loans and Private Student Loans for all purposes under the Act and the Guarantee Agreements. Failure of the Federal Student Loans to be owned by an eligible lender would result in the loss of any Federal Guarantee Payments from any Federal Guarantor and any Federal Assistance with respect to such Federal Student Loans. See "The Federal Family Education Loan Program -- Eligible Lenders, Students and Institutions" and "-- Federal Insurance and Reinsurance of Federal Guarantors". An Eligible Lender Trustee's liability in connection with the issuance and sale of the Notes and the Certificates is limited solely to the express obligations of the Eligible Lender Trustee set forth in the related Trust Agreement and the related Loan Sale Agreement. An Eligible Lender

Trustee may resign at any time, in which event the Administrator, or its successor, will be obligated to appoint a successor trustee. The Administrator of a Trust may also remove the Eligible Lender Trustee if the Eligible Lender Trustee ceases to be eligible to continue as Eligible Lender Trustee under the related Trust Agreement or if the Eligible Lender Trustee becomes insolvent. In such circumstances, the Administrator will be obligated to appoint a qualified successor trustee. Any resignation or removal of an Eligible Lender Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                                USE OF PROCEEDS

        Unless otherwise provided in the related Prospectus Supplement, the net proceeds from the sale of Securities of a given series will be applied by the applicable Trust to purchase the related Student Loans on the Closing Date from the Seller and to make the initial deposit into the Reserve Account, the Pre-Funding Account and the Collateral Reinvestment Account, if any. Unless otherwise specified in the related Prospectus Supplement, the Seller will use such net proceeds paid to it with respect to any such Trust for general corporate purposes.


             THE SELLER, THE MASTER SERVICER AND THE SUBSERVICERS

The Seller and the Master Servicer

        Signet will act as Seller and Master Servicer with respect to the Student Loans of each Trust. Signet is a Virginia banking corporation providing a wide variety of banking and financial services to corporate, institutional and individual customers through branch offices and automated teller machines located throughout Virginia, Maryland and the District of Columbia. Signet is a wholly-owned subsidiary of Signet Banking Corporation, a Virginia corporation and a bank holding company. Signet (and its predecessors) have been originating student loans for over 25 years.

        The Master Servicer will be responsible for servicing the Student Loans acquired by the Eligible Lender Trustee on behalf of the related Trust in accordance with the terms set forth in the Master Servicing Agreement, pursuant to which it is required to maintain its eligibility as a third-party servicer under the Act. Certain data processing and administrative functions are performed on behalf of Signet by Electronic Data Systems. The Master Servicer may perform its servicing obligations under the Master Servicing Agreement through one or more Subservicing Agreements with other student loan servicers (each, a "Subservicer" and a "Subservicing Agreement"). It is anticipated that a portion of the servicing activities with respect to the Student Loans will be performed by the Subservicers. Such Subservicing Agreements may be terminated by the Master Servicer with notice, and the Subservicing Agreements may not have a term which extends to the maturity date of a series of Securities. In the event such Subservicing Agreements are terminated or are not renewed or extended, the Trust may experience delays in collections on the Student Loans until the servicing obligations of such Subservicer are transferred and assumed by another Subservicer. See "-- The Subservicers" below.

The Subservicers

        The Master Servicer may from time to time enter into agreements with Subservicers to the extent specified in the related Prospectus Supplement. As the scheduled termination date of any Subservicing Agreement may be prior to the maturity date of a series of Securities, successor subservicers not identified herein or in the relevant Prospectus Supplement may be engaged to subservice a portion of the related Student Loans; provided, however, that no successor subservicer shall be engaged unless the Master Servicer shall have received prior written notice from each of the Rating Agencies that the engagement of such successor subservicer shall not cause such Rating Agency to lower its then-current rating on any of the Securities. Any successor subservicer shall be deemed a Subservicer under each of the Loan Sale and Master Servicing Agreements. Notwithstanding the provisions of any Subservicing Agreement, each Master Servicing Agreement will provide that the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the Master Servicer were servicing the Student Loans.

                      ASSUMPTION OF SIGNET'S OBLIGATIONS

        Signet and its parent, Signet Banking Corporation, may from time to time consider a transfer of its student lending business to another party, which may or may not be affiliated with Signet (an "Assuming Entity"). The effect of such a transfer would be, among other things, to transfer Signet's student lending business and the loans arising in connection therewith, which would include all, but not less than all, of the Student Loans (the "Assigned Assets"), together with all servicing and administrative functions and other obligations under the Loan Sale Agreement, the Master Servicing Agreement, the Administration Agreement and the related transactions contemplated thereby (collectively, the "Assumed Agreements" and the "Assumed Obligations"), to the Assuming Entity. Pursuant to each of the Assumed Agreements, Signet is permitted to assign, convey and transfer the Assigned Assets and the Assumed Obligations to the Assuming Entity, without the consent or approval of the Noteholders or the Certificateholders, if the following conditions, among others, are satisfied:
(i) the Assuming Entity, Signet, the Eligible Lender Trustee, and the Indenture Trustee shall have entered into an Assumption Agreement providing for the Assuming Entity to assume the Assumed Obligations, (ii) all filings required to continue the perfection of the interest of the Eligible Lender Trustee or the Indenture Trustee in the Student Loans shall have been duly made and copies thereof shall have been delivered by Signet to the Eligible Lender Trustee and the Indenture Trustee, (iii) if the Assuming Entity is a savings and loan association, a national banking association, a bank or other entity that is not subject to Title 11 of the Untied States Code (a "Non-Code Entity"), Signet shall have delivered notice of such transfer and assumption to each Rating Agency (in which case there is no requirement that such transfer and assumption will not result in a downgrade of the Notes and the Certificates) or, if such Assuming Entity is not a Non-Code Entity, the Seller shall have received written notice from each Rating Agency that such transfer and assumption will not have the effect of reducing the then current rating of the Notes and the Certificates, (iv) the Trustee shall have received an opinion of counsel with respect to clause (ii) above as to certain other matters specified in the Assumed Agreements and (v) the Eligible Lender Trustee and the Indenture Trustee shall have received opinions of counsel acceptable to such Trustees that for Federal, State and local income and franchise tax purposes and for income and franchise tax purposes of the jurisdiction in which the Assuming Entity engages in its principal servicing activities, if different from Maryland, (x) following the transaction the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation and (y) such transaction will not affect the tax characterization as debt of any Notes or Certificates that were characterized as debt at the time of their issuance and will not cause a taxable event to the holders of the Notes or Certificates (an opinion of counsel with respect to any matter to the effect referred to in clauses (x) and (y) with respect to any action is referred to herein as a "Tax Opinion"). The Assumed Agreements provide that Signet may enter into amendments to the Assumed Agreements to permit the transfer and assumption described above without the consent of the holders of any Notes or Certificates. After any permitted transfer and assumption, the Assuming Entity will be considered to be "Signet", the "Seller", the "Master Servicer" and the "Administrator", as applicable, for all purposes hereof, and Signet Bank will have no further liability or obligation under the Assumed Agreements.

                            THE STUDENT LOAN POOLS

General

        The Student Loans to be sold by the Seller to the Eligible Lender Trustee on behalf of a Trust pursuant to the related Loan Sale Agreement will be selected from the portfolio of Student Loans originated under the Federal Family Education Loan Program or a private guarantee program by several criteria, including that, each Student Loan (i) is self insured or guaranteed as to principal and interest by a Guarantor (and, in the case of Federal Student Loans, that Guarantor is a Federal Guarantor and is in turn reinsured by the Department in accordance with the terms of the Federal Family Education Loan Program), (ii) was originated in the United States of America, its territories or its possessions under and in accordance with the Federal Family Education Loan Program or a specified private guarantee program, (iii) contains terms in accordance with those required by the Federal Family Education Loan Program or a specified private guarantee program, the applicable Guarantee Agreements and other applicable requirements, (iv) provides for regular payments that fully amortize the amount financed over its original term to maturity (exclusive of any deferral or forbearance periods) and
(v) satisfies the other criteria, if any, set forth in the related Prospectus Supplement. No selection procedures believed by the Seller to be adverse to the Securityholders of any series will be used in selecting the related Student Loans.

        The Student Loans that comprise assets of each Trust will be held by the related Eligible Lender Trustee, as trustee on behalf of such Trust. The Eligible Lender Trustee will also enter into, on behalf of such Trust, Guarantee Agreements with the Guarantors specified in the applicable Prospectus Supplement pursuant to which each of such Student Loans will be guaranteed by one of such Guarantors. See "Formation of the Trusts -- Eligible Lender Trustee".

        Information with respect to each pool of Student Loans for a given Trust will be set forth in the related Prospectus Supplement, including, but not limited to, to the extent appropriate, the composition, the distribution by loan type, loan payment status, and states of borrowers' residence and the portion of such Student Loans guaranteed by the specified Guarantors.

        In the case of each series for which the related Trust may acquire or originate Student Loans after the related Cutoff Date, information with respect to the Student Loans eligible to be acquired or originated by the related Trust will be set forth in the related Prospectus Supplement as will information regarding the duration and conditions of the related Funding Period or Revolving Period the circumstances under which Additional Fundings will be made during such Funding Period or Revolving Period, and, if Additional Fundings may continue to be made after the Funding Period or Revolving Period, the circumstances under which such Additional Fundings will be made.
Origination and Marketing Process

        The Act and the private guarantee programs specify rules regarding loan origination practices, which lenders must comply with in order for the Student Loans to be guaranteed and to be eligible to receive Federal Assistance, in the case of Federal Student Loans, and the benefits of the private guarantee program, in the case of Private Student Loans. Lenders of Federal Student Loans are prohibited from offering points, premiums, payments or other inducements, directly or indirectly, to any educational institution, guarantor or individual in order to secure Federal Student Loan applications, and no lender may conduct unsolicited mailings of Federal Student Loan applications to students who have not previously received student loans from that lender.

        Generally the student and school complete the combined application with promissory note and mail it either to a lender or directly to the applicable Guarantor. Both the lender and such Guarantor must approve such application, including confirming that such application is complete and that it (and the prospective borrower and institution) complies with all applicable requirements of the Act and the requirements of such Guarantor. The Act requires that each Guarantor have procedures designed to assure that it guarantees Federal Student Loans only to students attending institutions which meet the requirements of the Act. Certain lenders establish maximum default rates for institutions whose students they will serve. Each lender will only make loans that are approved by the applicable Guarantor (consistent with the approval requirements of the Act and the Guarantor). For each such application that is approved, the applicable Guarantor will issue a guarantee certificate to the lender, which will then cause the loan to be disbursed (typically in multiple installments) and a disclosure statement confirming the terms of the Student Loan to be sent to the student (or parent) borrower.

        These procedures differ slightly for Consolidation Loans.

Servicing and Collections Process

        The applicable Guarantee Agreements, and the Act in the case of Federal Student Loans, require the holder of Student Loans to cause specified procedures, including due diligence procedures and the taking of specific steps at specific intervals, to be performed with respect to the servicing of the Student Loans. These procedures are designed to ensure that such Student Loans are repaid on a timely basis by or on behalf of borrowers. The Master Servicer agrees to perform such servicing and collection procedures with respect to the Student Loans on behalf of each Trust pursuant to the related Master Servicing Agreement. Such procedures generally include periodic attempts to contact any delinquent borrower by telephone and by mail, commencing with one written notice within the first ten days of delinquency and including multiple written notices and telephone calls to the borrower thereafter at specified times during any such delinquency. All telephone calls and letters are registered, and a synopsis of each call or the mailing of each letter is noted in the Master Servicer's loan file for the borrower. The Master Servicer is also required to perform skip tracing procedures on delinquent borrowers whose current location is unknown, including contacting such borrowers' schools and references. Failure to comply with the established procedures could adversely affect the ability of a given Eligible Lender Trustee, as holder of legal title to the Student Loans on behalf of the related Trust, to realize the benefits of any Guarantee Agreement or, in the case of Federal Student Loans, to receive the benefits of Federal Assistance from the Department with respect thereto. Failure to comply with certain of the established procedures with respect to a Student Loan may also result in the denial of coverage under a Guarantee Agreement for certain accrued interest amounts, in circumstances where such failure has not caused the loss of the guarantee of the principal of such Student Loan. See "Risk Factors -- Failure to Comply with Student Loan Origination and Servicing Procedures for Federal Student Loans" and " -- Failure to Comply with Student Loan Origination and Servicing Procedures for Private Student Loans".

        At prescribed times prior to submitting a claim for payment under a Guarantee Agreement for a delinquent Student Loan, the Master Servicer generally is required to notify the applicable Guarantor of the existence of such delinquency. These notices advise the Guarantor of seriously delinquent accounts and allow the Guarantor to make additional attempts to collect on such loans prior to the filing of claims. Any Student Loan which becomes 180 days delinquent is considered to be in default, after which the Master Servicer will submit a claim for reimbursement therefor to the applicable Guarantor. Failure to file a claim within specified time frames of delinquency may result in denial of the guarantee claim with respect to such Student Loan, and failure to file such a claim within certain shorter specified time frames of delinquency may result in a denial of certain interest amounts included in such claims. The Master Servicer's failure to file a guarantee claim in a timely fashion would constitute a breach of its covenants and would, if as a result of such failure the related guarantee payment is no longer available to the related Trust, create an obligation of the Master Servicer to arrange for the purchase of the applicable Student Loan from the applicable Eligible Lender Trustee on behalf of the related Trust. The obligation of the Master Servicer to arrange for such a purchase will constitute the sole remedy available to Securityholders or the Eligible Lender Trustee for such a failure by the Master Servicer. See "Description of the Transfer and Servicing Agreements -- Servicer Covenants".

Claims and Recovery Rates

        Certain historical information concerning the Guarantors for the Student Loans with respect to each series of Securities, including but not limited to guarantee claims and recovery rates, will be set forth in each Prospectus Supplement. There can be no assurance that the claim and recovery experience on any pool of Student Loans with respect to a given Trust will be comparable to prior experience or to any such information.

                     FEDERAL FAMILY EDUCATION LOAN PROGRAM

General

        The Act provides for loans to be made to students or parents of dependent students enrolled in eligible institutions to finance a portion of the costs of attending school. As described herein, payment of principal and interest with respect to the Federal Student Loans is guaranteed by the applicable Guarantor against default, death, bankruptcy or disability of the applicable borrower and claims of school closure and false certification. The Guarantors are entitled, subject to certain conditions, to be reimbursed by the Department for from 100% to 78% of the amount of each Guarantee Payment made pursuant to a program of federal reinsurance under the Act. In addition, the related Eligible Lender Trustee, as a holder of the Federal Student Loans on behalf of a Trust, is entitled to receive from the Department certain interest subsidy payments and special allowance payments with respect to certain of such Federal Student Loans as described herein.

        FFELP provides for loans to students and parents of dependent students which are (i) insured by a Guarantor and reinsured by the federal government or
(ii) directly insured by the federal government. Several types of Federal Student Loans are currently authorized under the Act: (i) loans to students who demonstrate need ("Federal Stafford Loans"); (ii) loans to students who do not demonstrate need or who need additional loans to supplement their Federal Stafford Loans ("Federal Unsubsidized Stafford Loans"); (iii) loans to parents of students ("Federal PLUS Loans") who are dependents and whose need exceeds the available Federal Unsubsidized Stafford Loans and/or Stafford Loans and (iv) loans to consolidate the borrower's obligations under various federally authorized student loan programs into a single loan ("Federal Consolidation Loans"). Prior to July 1, 1994, the Act also authorized loans to graduate and professional students, independent undergraduate students and, under certain circumstances, dependent undergraduate students to supplement their Federal Stafford Loans ("Federal Supplemental Loans to Students" or "Federal SLS Loans"). The description and summaries of the Act, FFELP, the Guarantee Agreements and the other statutes, regulations and amendments referred to in this Prospectus do not purport to be comprehensive and are qualified in their entirety by reference to each such statute, regulation or document. There can be no assurance that future amendments or modifications will not materially change any of the terms or provisions of the programs described in this Prospectus or of the statutes and regulations implementing these programs. See "Risk Factors --Change in Law".

Legislative and Administrative Matters

        Both the Act and the regulations promulgated thereunder have been the subject of extensive amendments in recent years and there can be no assurance that further amendment will not materially change the provisions described herein or the effect thereof. The 1992 Amendments extended the principal provisions of FFELP to October l, 1998 (or in the case of borrowers who have received loans prior to that date, September 30, 2002, except that authority to make Federal Consolidation Loans expires on September 30, 1998).

        The 1993 Act made a number of changes to the Federal Student Loan programs, including imposing certain fees on lenders or holders of Federal Student Loans and affecting the Department's financial assistance to Federal Guarantors, including the reduction of the percentage of claim payments the Department will reimburse to Federal Guarantors and reducing more substantially the insurance premiums and default collections that Federal Guarantors are entitled to receive and/or retain. In addition, such legislation contemplates replacement of a minimum of approximately 60% of the Federal Student Loan programs with direct lending by the Department by 1998. The expansion of the new program may involve further reductions in the volume of loans made under the existing programs, and/or the prepayment of existing FFELP loans via the Federal Direct Consolidation Loan Program. The volume of existing loans that may be prepaid in this fashion is not determinable at this time. This reduction could result in increased costs for the Master Servicer or any Subservicer due to reduced economics of scale. Such cost increases could affect the ability of the Master Servicer to satisfy its obligation to service the Student Loans or the obligations of the Seller and the Servicer to repurchase the Student Loans in the event of certain breaches of their respective representations and warranties or covenants. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and " -- Servicer Covenants". Such volume reductions could also reduce revenues received by Federal Guarantors that are available to pay claims on defaulted Student Loans. Finally, the level of competition in existence in the secondary market for loans made under the existing programs could be reduced, resulting in fewer potential buyers of Federal Student Loans and lower prices available in the secondary market for those loans. Such a price reduction could have an adverse effect on the ability of the Indenture Trustee to sell the Student Loans pursuant to an auction or upon a liquidation or termination of the

Trust. See " Description of the Transfer and Servicing Agreements -- Termination"; "Description of the Notes - The Indenture Events of Default; Rights Upon Events of Default".

Eligible Lenders, Students and Educational Institutions

        Lenders eligible to make loans under FFELP generally include banks, savings and loan associations, credit unions, pension funds, insurance companies, and under certain conditions, schools and guarantors. Federal Student Loans may only be made to a "qualified student", generally defined as a United States citizen or national or otherwise eligible individual under federal regulations who (a) has been accepted for enrollment or is enrolled and is maintaining satisfactory progress at an eligible school, (b) is carrying at least one-half of the normal full-time academic workload for the course of study the student is pursuing, as determined by such institution, (c) has agreed to notify promptly the holder of the loan of any address change and (d) meets the application "need" requirements for the particular loan program. Each loan is to be evidenced by an unsecured promissory note.

        Eligible schools include institutions of higher education and proprietary institutions. Institutions of higher education must meet certain standards, which generally provide that the institution (i) only admits persons that have a high school diploma or its equivalent; (ii) is legally authorized to operate within the state; (iii) provides not less than a two-year program with credit acceptable toward a bachelor's degree; (iv) is a public or non-profit institution and (v) is accredited by a nationally recognized accrediting agency or is determined by the Department to meet the standards of an accredited institution. Eligible proprietary institutions include business, trade and vocational schools meeting standards which provide that the institution (i) only admits persons that have a high school diploma or its equivalent, or persons that are beyond the age of compulsory school attendance and have the ability to benefit from the training offered (as defined in the Act); (ii) is authorized by the state to provide a program of vocational education designed to fit individuals for useful employment in recognized occupations; (iii) provides at least a six-month training program to prepare students for gainful employment in a recognized occupation; (iv) has been in existence for at least two years and
(v) is accredited by a nationally recognized accrediting agency or association.

        With specified exceptions, institutions are excluded from consideration as educational institutions if the institution (i) offers more than 50 percent of its courses by correspondence, (ii) enrolls 50 percent or more of its students in correspondence courses, (iii) has a student enrollment in which more than 25 percent of the students are incarcerated, or (iv) has a student enrollment in which more than 50 percent of the students are admitted without a high school diploma or its equivalent on the basis of their ability to benefit from the education provided (as defined by statute and regulation). Further, schools are specifically excluded from participation if (i) the educational institution has filed for bankruptcy, (ii) the owner, or its chief executive officer, has been convicted or pleaded nolo contendere or guilty to a crime involving the acquisition, use or expenditure of federal student aid funds, or has been judicially determined to have committed fraud involving funds under the student aid program or (iii) the educational institution has a cohort default rate in excess of the rate prescribed by the Act. In order to participate in the program, the eligibility of a school must be approved by the Department under standards established by regulation.

Financial Need Analysis

        Federal Student Loans may generally be made in amounts, subject to certain limits and conditions, to cover the student's estimated costs of attendance, including tuition and fees, books, supplies, room and board, transportation and miscellaneous personal expenses (as determined by the institution). With the exception of certain borrowers under the Federal Unsubsidized Stafford Loan, Federal PLUS Loan, and Federal Consolidation Loan programs, each borrower must undergo a financial need analysis, which requires the borrower to submit a financial need analysis form to a multiple data entry processor which forwards the information to the federal central processor. The central processor evaluates the parents' and student's financial condition under federal guidelines and calculates the amount that the student and/or the family must contribute towards the student's cost of education (the "family contribution"). After receiving information on the family contribution, the institution then subtracts the family contribution from the cost for the student to attend such institution to determine the student's eligibility for grants, loans, and work assistance. The difference between the amount of grants and Federal Stafford Loans for which the borrower is eligible and the student's estimated cost of attendance (the "Unmet Need") may be borrowed through Federal Unsubsidized Stafford Loans and, after exhausting Federal Unsubsidized Stafford Loan limits, Federal SLS and Federal PLUS Loans. Parents may finance the family contribution amount through their own resources or through Federal PLUS Loans.

Special Allowance Payments

        The Act provides for quarterly special allowance payments ("Special Allowance Payments") to be made by the Department to holders of Federal Student Loans to the extent necessary to ensure that such holder receives at least a specified market interest rate of return on such loans. The rates for Special Allowance Payments are based on formulas that differ according to the type of loan, the date the loan was originally made or insured and the type of funds used to finance such loan (tax-exempt or taxable). A Special Allowance Payment is made for each of the 3- month periods ending March 31, June 30, September 30, and December 31. The Special Allowance Payment equals the average unpaid principal balance (including interest permitted to be capitalized) of all eligible loans held by such holder during such period multiplied by the special allowance percentage. The special allowance percentage is computed by (i) determining the average of the bond equivalent rates of 91-day Treasury bills auctioned for such 3- month period, (ii) subtracting the applicable borrower interest rate on such loan from such average, (iii) adding the applicable Special Allowance Margin (as set forth below) to the resultant percentage, and
(iv) dividing the resultant percentage by 4, provided, that, if the amount determined by the application of clauses (i), (ii) and (iii) is in the negative, the Special Allowance Margin is zero.


            Date of Disbursement                                           Special Allowance Margin
            --------------------                                           ------------------------
Prior to 10/17/86............................           3.50%
10/17/86 - 09/30/92..........................           3.25%
10/01/92 - 06/30/95..........................           3.10%
07/01/95 - 06/30/98..........................           2.50% (Federal Stafford Loans and Federal Unsubsidized
                                                        Stafford Loans that are
                                                        in school, grace or
                                                        deferment) 3.10%
                                                        (Federal Stafford Loans
                                                        and Federal Unsubsidized
                                                        Stafford Loans that are
                                                        in repayment and all
                                                        other loans)

        Special Allowance Payments are available on variable rate Federal PLUS and Federal SLS Loans only if the variable rate, which is reset annually based on the 52-week Treasury Bill, exceeds the applicable maximum rate. Such maximum is generally between 9% and 12%.

Federal Stafford Loans

        The Act provides for (i) federal insurance or reinsurance of Federal Stafford Loans made by eligible lenders to qualified students, (ii) federal interest subsidy payments on certain eligible Federal Stafford Loans to be paid by the Department to holders of the loans in lieu of the borrower making interest payments ("Interest Subsidy Payments") and (iii) Special Allowance Payments representing an additional subsidy paid by the Department to the holders of eligible Federal Stafford Loans (such federal reinsurance obligations, together with those obligations referred to in clauses (ii) and
(iii) above, being collectively referred to herein as "Federal Assistance").

        Interest. The borrower's interest rate on a Federal Stafford Loan may be fixed or variable. Federal Stafford Loan interest rates are summarized in the chart below.


       Trigger Date(1)                Borrower Rate(2)              Maximum Rate                Interest Rate Margin
       ---------------                -------------                 ------------                --------------------
Prior to 01/01/81                   7%                            7%                            N/A
01/01/81 - 09/12/83                 9%                            9%                            N/A
09/13/83 - 06/30/88..........       8%                            8%                            N/A
07/01/88 - 09/30/92..........       8% for 48 months;             8% for 48 months, then        3.25%
                                    thereafter, 91-Day            10%
                                    Treasury + Interest Rate
                                    Margin

10/01/92 - 06/30/94..........       91-Day Treasury +             9%                            3.10%
                                    Interest Rate Margin
07/01/94 - 06/30/95..........       91-Day Treasury +             8.25%                         3.10%
                                    Interest Rate Margin
07/01/95 - 06/30/98..........       91-Day Treasury +             8.25%                         2.50% (in school, grace
                                    Interest Rate Margin                                        or deferment);
                                                                                                3.10% (in repayment)


---------------------------------

(1) The Trigger Date for Federal Stafford Loans made before October 1, 1992 is the first day of enrollment period for which a borrower's first Federal Stafford Loans is made and for Federal Stafford Loans made on October 1, 1992 and after the Trigger Date is the date of the disbursement of a borrower's first Federal Stafford Loan.

(2) The rate for variable rate Federal Stafford Loans applicable for any 12-month period beginning on July 1 and ending on June 30, is determined on the preceding June 1 and is equal to the lesser of (a) the applicable Maximum Rate or (b) the sum of (i) the bond equivalent rate of 91-day Treasury bills auctioned at the final auction held prior to such June 1 and (ii) the applicable Interest Rate Margin.

        The 1992 Amendments provide that, for fixed rate loans made on or after July 23, 1992 and for certain loans made to new borrowers on or after July 1, 1988, the lender must have converted by January 1, 1995 the interest rate on such loans to an annual interest rate adjusted each July 1 equal to (1) for certain loans made between July 1, 1988 and July 23, 1992, the 91-day Treasury bill rate at the final auction prior to the preceding June 1 plus 3.25% and (2) for loans made on or after July 23, 1992, the 91-day Treasury bill rate at the final auction prior to the preceding June 1 plus 3.10%, in each case capped at the applicable interest rate for such loan existing prior to the conversion. The variable interest rate does not apply to loans made prior to July 23, 1992 during the first 48 months of repayment.

        Interest Subsidy Payments. The Department is responsible for paying interest on Federal Stafford Loans while the borrower is a qualified student, during a grace period or during certain deferral periods. The Department makes quarterly Interest Subsidy Payments to the owner of Federal Stafford Loans in the amount of interest accruing on the unpaid balance thereof prior to the commencement of repayment or during any Deferral Periods. The Act provides that the owner of an eligible Federal Stafford Loan shall be deemed to have a contractual right against the United States of America to receive Interest Subsidy Payments (and Special Allowance Payments) in accordance with its provisions. Receipt of Interest Subsidy Payments and Special Allowance Payments is conditioned on compliance with the requirements of the Act, including satisfaction of certain need-based criteria (and the delivery of sufficient information by the borrower and the lender to the Department to confirm the foregoing) and continued eligibility of such loan for federal reinsurance. Such eligibility may be lost, however, if the loans are not held by an eligible lender, in accordance with the requirement of the Act and the applicable Federal Guarantee Agreements. See "-- Eligible Lenders, Students and Institutions" above; "Risk Factors -- Failure to Comply with Student Loan Origination and Servicing Procedures for Federal Student Loans"; "Formation of the Trust -- Eligible Lender Trustee" and "Description of the Transfer and Servicing Agreements -- Servicing Procedures". The Seller expects that substantially all of the Federal Stafford Loans that are conveyed to a Trust will be eligible to receive Interest Subsidy Payments and Special Allowance Payments.

        Interest Subsidy Payments and Special Allowance Payments are generally received within 45 days to 60 days after submission to the Department of the applicable claim forms for any given calendar quarter, although there can be no assurance that such payments will in fact be received from the Department within that period. See "Risk Factors -- Variability of Actual Cash Flows; Inability of Related Indenture Trustee to Liquidate Student Loans". The Master Servicer has agreed to prepare and file with the Department all such claims forms and any other required documents or filings on behalf of each Eligible Lender Trustee as owner of the related Federal Student Loans on behalf of each Trust. The Master Servicer has also agreed to assist each Eligible Lender Trustee in monitoring, pursuing and obtaining such Interest Subsidy Payments and Special Allowance Payments, if any, with respect to such Federal Student Loans. Each Eligible Lender Trustee will be required to remit Interest Subsidy Payments and Special Allowance Payments it receives with respect to such Federal Student Loans within two business days of receipt thereof to the related Collection Account.

        Loan Limits. The Act requires that loans be disbursed by eligible lenders in at least two separate and equal disbursements. The Act limited the amount a student can borrow in any academic year and the amount he or she can have outstanding in the aggregate. The following chart sets forth the current and historic loan limits.


                                                                        All Students (1)          Independent Students (1)
     Borrower's Academic           Subsidized         Subsidized          Base Amount           Additional            Total
            Level                  Pre-1/1/87         on or after        Subsidized and        Unsubsidized          Amount
                                                        1/1/87          Unsubsidized on         only on or
                                                                            or after               after
                                                                          10/1//93(2)            7/1/94(3)
Undergraduate (per year)
        1st year..............       $ 2,500            $ 2,625               $ 2,625              $ 4,000          $  6,625
        2nd year..............       $ 2,500            $ 2,625               $ 3,500              $ 4,000          $  7,500
        3rd year and above....       $ 2,500            $ 4,000               $ 5,500              $ 5,000          $ 10,500
Graduate (per year)                  $ 5,000            $ 7,500               $ 8,500              $10,000          $ 18,500
Aggregate Limited
        Undergraduate.........       $12,500            $17,250               $23,000              $23,000          $ 46,000
        Graduate (including
           undergraduate).....       $25,000            $54,750               $65,500              $73,000          $138,500

----------------------------

(1) The loan limits are inclusive of both Federal Stafford Loans and Federal Direct Student Loans.
(2) These amounts represent the combined maximum loan amount per year for Federal Stafford and Federal Unsubsidized Stafford Loans. Accordingly, the maximum amount that a student may borrow under an Federal Unsubsidized Loan is the difference between the combined maximum loan amount and the amount the student received in the form of a Federal Stafford Loan.
(3) Independent undergraduate students, graduate students or professional students may borrow these additional amounts. In addition, dependent undergraduate students may also receive these additional loan amounts if the parents of such students are unable to provide the family contribution amount and it is unlikely that the student's parents will qualify for a Federal PLUS Loan.

The annual loan limits are reduced in some instances where the student has less than a full academic year remaining in his or her program. The Department has discretion to raise these limits to accommodate highly specialized or exceptionally expensive courses of study.

        Repayment. Repayment of principal on a Federal Stafford Loan generally does not commence while a student remains a qualified student, but generally begins upon expiration of the applicable grace period, as described below. Any borrower may voluntarily prepay without premium or penalty any loan and in connection therewith may waive any Grace Period or Deferral Period. In general, each loan must be scheduled for repayment over a period of not more than ten years after the commencement of repayment. The Act currently requires minimum annual payments of $600 or, if greater, the amount of accrued interest for that year, unless the borrower and the lender agree to lesser payments. Effective July 1, 1993, the Act and regulations promulgated thereunder require lenders to offer graduated or income-sensitive repayment schedules to all borrowers who receive a loan on or after such date.

        Grace Periods, Deferral Periods, Forbearance Periods. Repayment of principal on a Federal Stafford Loan must generally commence following a period of (a) not less than 9 months or more than 12 months (with respect to loans for which the applicable interest rate is 7% per annum) and (b) not more than 6 months (with respect to loans for which the applicable interest rate is 9% per annum or 8% per annum and for loans to first time borrowers on or after July l,
1988) after the borrower ceases to pursue at least a half-time course of study (a "Grace Period"). However, during certain other periods (each, a "Deferral Period") and subject to certain conditions, no principal repayments need be made, including periods when the student has returned to an eligible educational institution on a full-time basis or is pursuing studies pursuant to an approved graduate fellowship program, or when the student is a member of the Armed Forces or a volunteer under the Peace Corps Act or the Domestic Volunteer Service Act of 1973, or when the borrower is temporarily totally disabled, or periods during which the borrower may defer principal payments because of temporary financial hardship. For new borrowers to whom loans are first disbursed on or after July l, 1993, payment of principal may be deferred only while the borrower is at least a half-time student or is in an approved graduate fellowship program or is enrolled in a rehabilitation program, or when the borrower is seeking but unable to find full-time employment, subject to a maximum deferment of three years, or when for any reason the lender determines that payment of principal will cause the borrower economic hardship, also subject to a maximum deferment of three years. The 1992 Amendments also permit forbearance of loan collection in certain circumstances (each such period, a "Forbearance Period").

Federal Unsubsidized Stafford Loans

        The Federal Unsubsidized Stafford Loan program created under the 1992 Amendments is designed for students who do not qualify for the maximum Federal Stafford Loan due to parental and/or student income and assets in excess of permitted amounts. The basic requirements for Federal Unsubsidized Stafford Loans are essentially the same as those for the Federal Stafford Loans, including with respect to provisions governing the interest rate, the annual loan limits and the Special Allowance Payments. The terms of the Federal Unsubsidized Stafford Loans, however, differ in some respects. The federal government does not make Interest Subsidy Payments on Federal Unsubsidized Stafford Loans. The borrower must either begin making interest payments within 60 days after the time the loan is disbursed or permit capitalization of the interest by the lender until repayment begins. Prior to July 1, 1994, Federal Unsubsidized Stafford Loan borrowers were required to pay, upon disbursement, a 6.5% insurance fee to the Department, though no guarantee fee may be charged by the applicable Federal Guarantor. Effective July 1, 1994, the maximum insurance premium is reduced to l% and the origination fee is 3%. Subject to the same loan limits established for Federal Stafford Loans, the student may borrow up to the amount of such student's Unmet Need. Lenders are authorized to make Federal Unsubsidized Stafford Loans for periods of enrollment beginning on or after October l, 1992.

Federal PLUS and Federal SLS Loan Programs

        The Act authorizes Federal PLUS Loans to be made to parents of eligible dependent students and Federal SLS Loans to be made to certain categories of students. After July l, 1993, only parents who do not have an adverse credit history are eligible for Federal PLUS Loans. The basic provisions applicable to Federal PLUS and Federal SLS Loans are similar to those of Federal Stafford Loans with respect to the federal insurance and reinsurance on the loans. However, Federal PLUS and Federal SLS Loans differ from Federal Stafford Loans, particularly because Interest Subsidy Payments are not available under the Federal PLUS and Federal SLS Programs and in some instances Special Allowance Payments are more restricted.

        Loan Limits. Federal PLUS and Federal SLS Loans disbursed prior to July l, 1993 are limited to $4,000 per academic year with a maximum aggregate amount of $20,000. Federal SLS Loan limits for loans disbursed on or after July l, 1993 depended upon the class year of the student and the length of the academic year. The annual loan limit for Federal SLS Loans first disbursed on or after July l, 1993 ranged from $4,000 for first and second year undergraduate borrowers to $10,000 for graduate borrowers, with a maximum aggregate amount of $23,000 for undergraduate borrowers and $73,000 for graduate and professional borrowers. After July l, 1994, for purposes of new loans being originated, the Federal SLS programs will be merged with the Federal Unsubsidized Stafford Loan program with the borrowing limits reflecting the combined eligibility under both programs. The only limit on the annual and aggregate amounts of Federal PLUS Loans first disbursed on or after July l, 1993 is the cost of the student's education less other financial aid received, including scholarship, grants and other student loans.

        Interest. The interest rate determination for a PLUS or SLS loan is dependent on when the loan was originally made and disbursed and the period of enrollment. For PLUS or SLS loans that carry a variable rate, the rate is set annually for 12-month periods beginning on July 1 and ending on June 30. The interest rates for PLUS and SLS loans are summarized in the following chart.


           Trigger Date                     Borrower Rate(1)             Maximum Rate(2)            Interest Rate Margin
Prior to 10/01/81..................      9%                            9%                           N/A
10/01/81 - 10/30/82................      14%                           14%                          N/A
11/01/82 - 06/30/87................      12%                           12%                          N/A
07/01/87 - 09/30/92................      52-Week Treasury +            12%                          3.25%
                                         Interest Rate Margin

10/01/92 - 06/30/94................      52-Week Treasury +            PLUS 10%                     3.10%
                                         Interest Rate Margin          SLS 11%
After 06/30/94.....................      52-Week Treasury +            9%                           3.10%
(SLS repealed 07/01/94)                  Interest Rate Margin

---------------------------------

(1) The Trigger Date for PLUS and SLS loans made before October 1, 1992 is the first day of enrollment period for which loan is made, and for PLUS and SLS loans made on October 1, 1992 and after the Trigger Date is the date of the disbursement of loan, respectively.

(2)     The rate is set on the preceding June 1 and is equal to the lessor of
        (a) the applicant maximum rate or (b) the sum of (i) the bond equivalent rate of 52-week Treasury bills auctioned at the final auction held prior to such June 1, and (ii) the applicable Interest Rate Margin.


        A holder of a PLUS or SLS loan is eligible to receive Special Allowance Payments during any such 12-month period if (a) the sum of (i) the bond equivalent rate of 52-week Treasury bills auctioned at the final auction held prior to such June 1 and (ii) the Interest Rate Margin exceeds (b) the Maximum Rate.

        Repayment, Deferments. The 1992 Amendments provide Federal SLS borrowers with the option to defer commencement of repayment of principal until the commencement of repayment of Federal Stafford Loans. Otherwise, repayment of principal of Federal PLUS and Federal SLS Loans is required to commence no later than 60 days after the date of disbursement of such loan, subject to certain deferral and forbearance provisions. The deferral provisions which apply are more limited than those which apply to Federal Stafford Loans. Repayment of interest, however, may be deferred and capitalized during certain periods of educational enrollments and periods of unemployment or hardship as specified under the Act. Further, whereas Interest Subsidy Payments are not available for such deferments, interest may be capitalized during such periods upon agreement of the lender and borrower. Maximum loan repayment periods and minimum payment amounts are the same as for Federal Stafford Loans.

        A borrower may refinance all outstanding Federal PLUS Loans under a single repayment schedule for principal and interest, with the new repayment period calculated from the date of repayment of the most recent included loan. The interest rate of such refinanced loan shall be the weighted average of the rates of all Federal PLUS Loans being refinanced. A second type of refinancing enables an eligible lender to reissue a Federal PLUS Loan which was initially originated at a fixed rate prior to July l, 1987 in order to permit the borrower to obtain the variable interest rate available on Federal PLUS Loans on and after July 1, 1987. If a lender is unwilling to refinance the original Federal PLUS Loan, the borrower may obtain a loan from another lender for the purpose of discharging the loan and obtaining a variable interest rate.

Federal Consolidation Loan Program


        The Act authorizes a program under which certain borrowers may consolidate one or more of their Federal Student Loans into a single loan (a "Federal Consolidation Loan") insured and reinsured on a basis similar to Federal Stafford Loans. Federal Consolidation Loans may be made in an amount sufficient to pay outstanding principal, unpaid interest and late charges on all federally insured or reinsured student loans incurred under FFELP selected by the borrower, as well as loans made pursuant to various other federal student loan programs and which may have been made by different lenders. Under this program, a lender may make a Federal Consolidation Loan to an eligible borrower at the request of the borrower if the lender holds an outstanding loan of the borrower or the borrower certifies that he has been unable to obtain a Federal Consolidation Loan from the holders of the outstanding loans made to the borrower. Borrowers that are unable to obtain a Federal Consolidation Loan from an eligible lender or a Federal Consolidation Loan with an income-sensitive repayment plan acceptable to the borrower may obtain a Federal Consolidation Loan under the direct loan program. Federal Consolidation Loans that are made on or after July 1, 1994 will have no minimum loan amount, although Federal Consolidation Loans for less than $7,500 must be repaid in ten years. Applications for Federal Consolidation Loans received on or after January l, 1993 but prior to July l, 1994, are available only to borrowers who have aggregate outstanding student loan balances of at least $7,500; for applications received before January l, 1993, Federal Consolidation Loans arc available only to borrowers who have aggregate outstanding student loan balances of at least $5,000. The borrowers must be either in repayment status or in a grace period preceding repayment and, for applications received prior to January l, 1993 the borrower must not be delinquent by more than 90 days on any student loan payment; for applications received on or after January 1, 1993 delinquent or defaulted borrowers are eligible to obtain Federal Consolidation Loans if they will reenter repayment through loan consolidation. For applications received on or after January l, 1993, borrowers may within 180 days of the origination of a Federal Consolidation Loan add additional loans made prior to consolidation ("Add-on Consolidation Loans") for consolidation therewith. For applications received on or after January l, 1993, married couples who agree to be jointly and severally liable will be treated as one borrower for purposes of loan consolidation eligibility.

        Federal Consolidation Loans bear interest at a rate which equals the weighted average of interest rates on the unpaid principal balance of outstanding loans, rounded to the nearest whole percent, with a minimum rate of 9% for loans originated prior to July 1, 1994. For Federal Consolidation Loans made on or after July 1, 1994, such weighted average interest rate must be rounded up to the nearest whole percent. Interest on Federal Consolidation Loans accrues and, for applications received prior to January l, 1993, is to be paid without Interest Subsidy by the Department. For Federal Consolidation Loans received on or after January l, 1993, all interest of the borrower is paid during all periods of Deferment. However, Federal Consolidation Loan applications received on or after August 10, 1993 will only be subsidized if all of the underlying loans being consolidated were subsidized Federal Stafford Loans. Borrowers may elect to accelerate principal payments without penalty. Further, no insurance premium may be charged to a borrower and no insurance premium may be charged to a lender in connection with a Federal Consolidation Loan. However, lenders must pay a monthly rebate fee at an annualized rate of 1.05% for loans disbursed on or after October l, 1993. The rate for Special Allowance Payments for Federal Consolidation Loans is determined in the same manner as for Federal Stafford Loans.

        Repayment of Federal Consolidation Loans begins 60 days after discharge of all prior loans which are consolidated. Repayment schedules must include, for applications received on or after January l, 1993, the establishment of graduated or income sensitive repayment plans, subject to certain limits applicable to the sum of the Federal Consolidation Loan and the amount of the borrower's other eligible student loans outstanding. The lender may, at its option, include such graduated and income sensitive repayment plans for applications received prior to that date. Generally, depending on the total of loans outstanding, repayment may be scheduled over periods no shorter than ten but not more than twenty-five years in length. For applications received on or after January l, 1993, the maximum maturity schedule is 30 years for Federal Consolidation Loans of $60,000 or more.

        All eligible loans of a borrower paid in full through consolidation are discharged in the consolidation process when the new Federal Consolidation Loan is issued.

Federal Guarantors

        The Act authorizes Federal Guarantors to support education financing and credit needs of students at post-secondary schools. The Act encourages every state either to establish its own agency or to designate another Federal Guarantor in cooperation with the Secretary. Under various programs throughout the United States of America, Federal Guarantors insure and sometimes service guaranteed student loans. The Federal Guarantors are reinsured by the federal government for from 80% to 100% of each default claim paid, depending on their claims experience, for loans disbursed prior to October l, 1993 and from 78% to 98% of each default claim paid for loans disbursed on or after October l, 1993. Federal Guarantors are reinsured by the federal government for 100% of death, disability, and bankruptcy claims paid. See "-- Federal Insurance and Reinsurance of Federal Guarantors" below.

        Federal Guarantors collect a one-time insurance premium ranging from 0% to 3% of the principal amount of each guaranteed loan, depending on the Federal Guarantor. Federal Guarantors are prohibited from charging insurance premiums on loans made under the Federal Unsubsidized Stafford Loan program prior to July 1,1994. On such loans made prior to July 1, 1994, the Act requires that a 6.5% combined loan origination fee and insurance premium be paid by the borrower on Federal Unsubsidized Stafford Loans. This fee is passed through to the Department by the originating lender. Effective July 1, 1994, the maximum insurance premium and origination fee for Federal Stafford Loans and Federal Unsubsidized Stafford Loans will be 1% and 3%, respectively.

        Each Federal Student Loan to be sold to an Eligible Lender Trustee on behalf of a Trust will be guaranteed as to principal and interest by a Federal Guarantor pursuant to a Guarantee Agreement between such Federal Guarantor and the applicable Eligible Lender Trustee. The applicable Prospectus Supplement for each Trust will identify each related Federal Guarantor for the Federal Student Loans held by such Trust as of the applicable Closing Date and the amount of such Federal Student Loans it is guaranteeing for such Trust.

        The 1993 Act granted the Department broad powers over Federal Guarantors and their reserves. These powers include the authority to require a Federal Guarantor to return all reserve funds to the Department if the Department determines such action is necessary to ensure an orderly termination of the Federal Guarantor, to serve the best interests of the student loan programs or to ensure the proper maintenance of such Federal Guarantor's funds or assets. The Department is also now authorized to direct a Federal Guarantor to return a portion of its reserve funds which the Department determines is unnecessary to pay the program expenses and contingent liabilities of the Federal Guarantor and/or to cease any activities involving the use of the Federal Guarantor's reserve funds or assets which the Department determines is a misapplication or otherwise improper. The Department may also terminate a Federal Guarantor's reinsurance agreement if the Department determines that such action is necessary to protect the federal fiscal interest or to ensure an orderly transition to full implementation of direct federal lending. These various changes create a significant risk that the resources available to the Federal Guarantors to meet their guarantee obligations will be significantly reduced.

Federal Insurance and Reinsurance of Federal Guarantors

        A Federal Student Loan is considered to be in default for purposes of the Act when the borrower fails to make an installment payment when due, or to comply with other terms of the loan, and if the failure persists for 180 days, as specified by the Act. Under certain circumstances a loan deemed ineligible for Federal Reinsurance may be restored to eligibility. Procedures for such restoration of eligibility are discussed below.

        If the loan in default is covered by federal loan insurance in accordance with the provisions of the Act, the Department is to pay the applicable Federal Guarantor, as insurance beneficiary, the amount of the loss sustained thereby, upon notice and determination of such amount, within 90 days of such notification, subject to reduction as described below.

        If the loan is guaranteed by a Federal Guarantor, the eligible lender is reimbursed by the Federal Guarantor for 100% (or not less than 98% for loans disbursed on or after October l, 1993) of the unpaid principal balance of the loan plus accrued and unpaid interest on any loan defaulted so long as the eligible lender has properly originated and serviced such loan. Under the Act, the Department enters into a guarantee agreement with each Federal Guarantor, which provides for federal reinsurance for amounts paid to eligible lenders by the Federal Guarantor with respect to defaulted loans.

        Pursuant to such agreements, the Department also agrees to reimburse a Federal Guarantor for 100% of the amounts expended in connection with a claim resulting from the death, bankruptcy, total and permanent disability of a borrower, the death of a student whose parent is the borrower of a Federal PLUS Loan or claims by borrowers who received loans on or after January l, 1986 and who are unable to complete the programs in which they are enrolled due to school closure or borrowers whose borrowing eligibility was falsely certified by the eligible institution; such claims are not included in calculating a Federal Guarantor's claims rate experience for federal reinsurance purposes. The Department is also required to repay the unpaid balance of any loan if the borrower files for relief under Chapter 12 or 13 of the Bankruptcy Code or files for relief under Chapter 7 or 11 of the Bankruptcy Code and commences an action for a determination of dischargeability under Section 523(a)(8)(b) of the Bankruptcy Code, and is authorized to acquire the loans of borrowers who are at high risk of default and who request an alternative repayment option from the Department.

        The amount of such reinsurance payment to the Federal Guarantor for default claims is subject to reduction based upon the annual default claims rate of the Federal Guarantor, calculated to equal the amount of federal reinsurance as a percentage of the original principal amount of guaranteed loans in repayment on the last day of the prior federal fiscal year. The formula is summarized as follows:


                                                           Reimbursement to Federal Guarantor by the
Claims Rate of Federal Guarantor                           Department of Education (1)
--------------------------------                           ----------------------------------------------
0% to and including 5%;                                    100%

Greater than 5% to and including 9%;                       100% of claims to and including 5%; 90% of claims greater than
                                                           5%
Greater than 9%                                            100% of claims to and including 5%; 90% of claims greater than
                                                           5% to and including 9%; and 80% of claims greater than 9%

--------------------------
(1) The federal reimbursement is reduced to 98%, 88% and 78% for loans disbursed on or after October l, 1993.

        The claims experience is not accumulated from year to year, but is determined solely on the basis of claims in any one federal fiscal year compared with the original principal amount of loans in repayment at the beginning of that year.

        The 1992 Amendments to the Act addressed education loan industry concerns regarding the Department's commitment to providing support in the event of Federal Guarantor failures. Pursuant to the 1992 Amendments, Federal Guarantors are required to maintain specified reserve fund levels. Such levels are defined as 0.5% of the total attributable amount of all outstanding loans guaranteed by the Federal Guarantor for the fiscal year of the Federal Guarantor that begins in 1993, 0.7% for the Federal Guarantor's fiscal year beginning in 1994, 0.9% for the Federal Guarantor's fiscal year beginning in 1995, and 1.1% for the Federal Guarantor's fiscal year beginning on or after January l, 1996. If the Federal Guarantor fails to achieve the minimum reserve level in any two consecutive years, if the Federal Guarantor's federal annual claims rate equals or exceeds 9% or if the Department determines the Federal Guarantor's administrative or financial condition jeopardizes its continued ability to perform its responsibilities, the Department may require the Federal Guarantor to submit and implement a management plan to address the deficiencies. The Department may terminate the Federal Guarantor's agreements with the Department if the Guarantor fails to submit the required plan, or fails to improve its administrative or financial condition substantially, or if the Department determines the Federal Guarantor is in danger of financial collapse. In such event, the Department is required to assume responsibility for the functions of such Federal Guarantor and in connection therewith is authorized to undertake specified actions to assure the continued payment of claims, including maturity advances to Federal Guarantors to cover immediate cash needs, transferring of guarantees to another Federal Guarantor, or transfer of guarantees to the Department itself. No assurance can be made that the Department will under any given circumstance exercise its right to terminate a reimbursement agreement with a Federal Guarantor or make a determination that such Federal Guarantor is unable to meet its guarantee obligations.

        The Act requires that, subject to compliance with the Act, the Secretary must pay all amounts which may be required to be paid under the Act as a result of certain events of death, disability, bankruptcy, school closure or false certification by the educational institution described therein. It further provides that Federal Guarantors shall be deemed to have a contractual right against the United States of America to receive reinsurance in accordance with its provisions. In addition, the 1992 Amendments provide that if the Department determines that a Federal Guarantor is unable to meet its insurance obligations, holders of loans may submit insurance claims directly to the Department until such time as the obligations are transferred to a new Federal Guarantor capable of meeting such obligations or until a successor Federal Guarantor assumes such obligations. No assurance can be made that the Department would under any given circumstances assume such obligation to assure satisfaction of a guarantee obligation by exercising its right to terminate a reimbursement agreement with a Federal Guarantor or by making a determination that such Federal Guarantor is unable to meet its guarantee obligations.

                    PRIVATE STUDENT AND OTHER LOAN PROGRAMS

        A description of each private guarantee or other student loan program relating to the Private Student Loans or other student loans in a Trust will be set forth in the related Prospectus Supplement.


                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

        The weighted average life of the Notes and the Certificates of any series will generally be influenced by the rate at which the principal balances of the related Student Loans are paid, which payment may be in the form of scheduled amortization or prepayments. (For this purpose, the term "prepayments" includes prepayments in full or in part (including pursuant to Federal Consolidation Loans), as a result of (i) borrower default, death, disability or bankruptcy, (ii) a closing or a false certification by the borrower's school and
(iii) subsequent liquidation or collection of Guarantee Payments with respect thereto and as a result of Student Loans being repurchased by the Seller or the Master Servicer for administrative reasons.) All of the Student Loans are prepayable at any time without penalty to the borrower. The rate of prepayment of Student Loans is influenced by a variety of economic, social and other factors, including as described below and in the applicable Prospectus Supplement. In general, the rate of prepayments may tend to increase to the extent that alternative financing becomes available at prevailing interest rates which fall significantly below the interest rates applicable to the Student Loans. However, because many of the Student Loans bear interest that either actually or effectively is floating, it is impossible to predict whether changes in prevailing interest rates will be similar to or will vary from changes in the interest rates on the Student Loans. In addition, under certain circumstances, the Seller or the Master Servicer will be obligated to repurchase or arrange for the repurchase of Student Loans from a given Trust pursuant to the related Loan Sale Agreement or Master Servicing Agreement, as applicable, as a result of breaches of applicable representations and warranties or covenants. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and " -- Servicer Covenants". See also "Description of the Transfer and Servicing Agreements -- Termination" regarding the Master Servicer's option to purchase the Student Loans from a given Trust and "-- Insolvency Event" regarding the sale of the Student Loans if an Insolvency Event with respect to the Seller or the Company occurs. In addition, if specified in the related Prospectus Supplement, the initial principal balance of the Notes and the Certificates may exceed the initial pool balance of the Student Loans in the Trust. In such case, amounts representing interest payments on Student Loans in excess of certain amounts required to be paid to the Noteholders and the Certificateholders, may be used to reduce the principal balance of the Notes and the Certificates, thus reducing the weighted average life of the Notes and the Certificates. Also, in the case of a Trust having a Funding Period or Revolving Period, the addition of Student Loans to the Trust during such period could affect the weighted average life of the Securities of the related series. See "Description of the Transfer and Servicing Agreements --Additional Fundings" herein.

        On the other hand, scheduled payments with respect to, and maturities of, the Student Loans may be extended, including pursuant to applicable grace, deferral and forbearance periods. The rate of payment of principal of the Notes and the Certificates and the yield on the Notes and the Certificates may also be affected by the rate of defaults resulting in losses on Student Loans, by the severity of those losses and by the timing of those losses, which may affect the ability of the Guarantors to make Guarantee Payments with respect thereto.

        In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Notes or the Certificates of a given series on each Distribution Date, since such amount will depend, in part, on the amount of principal collected on the related pool of Student Loans during the applicable Collection Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Student Loans will be borne entirely by the Noteholders and the Certificateholders of a given series. The related Prospectus Supplement will set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular pool of Student Loans and the related series of Securities.


                     POOL FACTORS AND TRADING INFORMATION

        Each of the "Note Pool Factor" for each class of Notes and the "Certificate Pool Factor" for each class of Certificates (each, a "Pool Factor") will be a seven-digit decimal which the Master Servicer will compute prior to each Distribution Date indicating the remaining outstanding principal balance of such class of Notes or the remaining Certificate Balance for such class of Certificates, respectively, as of that Distribution Date (after giving effect to distributions to be made on such Distribution Date), as a fraction of the initial outstanding principal balance of such class of the Notes or the initial Certificate Balance, for such class of Certificates, respectively. Each Pool Factor will be 1.0000000 as of the Closing Date, and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes or reductions of the Certificate Balance of the applicable class of Certificates, as applicable. A Securityholder's portion of the aggregate outstanding principal balance of the related class of Notes or of the aggregate outstanding Certificate Balance for the related class of Certificates, as applicable, is the product of (i) the original denomination of that Securityholder's Note or Certificate and (ii) the applicable Pool Factor.

        Unless otherwise provided in the related Prospectus Supplement with respect to each Trust, the Securityholders will receive reports on or about each Distribution Date concerning the payments received on the Student Loans, the Pool Balance (as such term is defined in the related Prospectus Supplement, the "Pool Balance"), the applicable Pool Factor and various other items of information. Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities -- Reports to Securityholders".

                           DESCRIPTION OF THE NOTES

General

        With respect to each Trust, one or more classes of Notes of a given series will be issued pursuant to the terms of an Indenture, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summary describes certain terms of the Notes and the Indenture. The summary does not purport to be complete and is qualified in its entirety by reference to all the provisions of the Notes and the Indenture.

        Unless otherwise specified in the related Prospectus Supplement, each class of Notes will initially be represented by one or more Notes, in each case registered in the name of the nominee of DTC (together with any successor depository selected by the Administrator, the "Depository") except as set forth below. Unless otherwise specified in the related Prospectus Supplement, the Notes will be available for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only. The Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Notes of each class. Unless and until Definitive Notes (as defined below) are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Noteholder will be entitled to receive a physical certificate representing a Note. All references herein and in the related Prospectus Supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "Participants") and all references herein to distributions, notices, reports and statements to Noteholders refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, as the case may be, for distribution to Noteholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities -- Book-Entry Registration" and " -- Definitive Securities".

Principal and Interest on the Notes

        The timing and priority of payment, seniority, allocations of losses, Interest Rate and amount of or method of determining payments of principal and interest on each class of Notes of a given series will be described in the related Prospectus Supplement. The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of Notes of such series, as described in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, payments of interest on the Notes of such series will be made prior to payments of principal thereon. Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes of a given series or the method for determining such Interest Rate. See also "Certain Information Regarding the Securities -- Fixed Rate Securities" and "-- Floating Rate Securities". One or more classes of Notes of a series may be redeemable in whole or in part under the circumstances specified in the related Prospectus Supplement, including as a result of the Seller's exercising its option to purchase the related Student Loans.

        Unless otherwise specified in the related Prospectus Supplement, payments to Noteholders of all classes within a series in respect of interest will have the same priority. Under certain circumstances, the amount available for such payments could be less than the amount of interest payable on the Notes on any of the dates specified for payments in the related Prospectus Supplement (each, a "Distribution Date"), in which case each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes of such series. See "Description of the Transfer and Servicing Agreements -- Distributions" and "-- Credit and Cash Flow Enhancement".

        In the case of a series of Notes which includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement. Payments in respect of principal and interest of any class of Notes will be made on a pro rata basis among all the Noteholders of such class.

        In the case of a series of Notes relating to a Trust having a Pre-Funding Account or Collateral Reinvestment Account, the Notes of such series will be redeemed in part on the Distribution Date on or immediately following the last day of the related Funding Period or Revolving Period, respectively, in the event that any amount remains on deposit in the applicable account after giving effect to all Additional Fundings on or prior to such date, in an aggregate principal amount described in the related Prospectus Supplement.

        See "Description of the Transfer and Servicing Agreement -- Credit and Cash Flow Enhancement -- Reserve Account" for a description of the Reserve Account and the distribution of amounts in excess of the Specified Reserve Account Balance (as defined in the related Prospectus Supplement).

The Indenture

        Modification of Indenture. With respect to each Trust, with the consent of the holders of a majority of the outstanding Notes of the related series, the Indenture Trustee and the Trust may execute a supplemental indenture to add provisions to, or change in any manner or eliminate any provisions of, the Indenture with respect to the Notes, or to modify (except as provided below) in any manner the rights of the related Noteholders.

        Unless otherwise specified in the related Prospectus Supplement with respect to a series of Notes, without the consent of the holder of each such outstanding Note affected thereby, however, no supplemental indenture will (i) change the due date of any installment of principal of or interest on any such Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any such Note or any interest thereon is payable, (ii) impair the right to institute suit for the enforcement of certain provisions of the related Indenture regarding payment, (iii) reduce the percentage of the aggregate amount of the outstanding Notes of such series, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the related Indenture or of certain defaults thereunder and their consequences as provided for in such Indenture, (iv) modify or alter the provisions of the related Indenture regarding the voting of Notes held by the applicable Trust, the Seller, an affiliate of either of them or any obligor on such Notes, (v) reduce the percentage of the aggregate outstanding amount of such Notes, the consent of the holders of which is required to direct the related Eligible Lender Trustee on behalf of the applicable Trust to sell or liquidate the Student Loans if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such series, (vi) decrease the percentage of the aggregate principal amount of such Notes required to amend the sections of the related Indenture which specify the applicable percentage of aggregate principal amount of such Notes necessary to amend the related Indenture or certain other related agreements or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for the Notes of such series or, except as otherwise permitted or contemplated in such Indenture, terminate the lien of such Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of such Indenture.

        Unless otherwise specified in the applicable Prospectus Supplement, the applicable Trust and the related Indenture Trustee may also enter into supplemental indentures without obtaining the consent of Noteholders of such series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of Noteholders of such series so long as such action will not, in the opinion of counsel satisfactory to the applicable Indenture Trustee, materially and adversely affect the interest of any Noteholder of such series and in the circumstances described under the heading "Assumption of Signet's Obligations".


        Events of Default; Rights Upon Event of Default. With respect to the Notes of a given series, unless otherwise specified in the related Prospectus Supplement, an "Event of Default" under the related indenture will consist of the following: (i) a default for five days or more in the payment of any interest on any such Note after the same becomes due and payable; (ii) a default in the payment of the principal of or any installment of the principal of any such Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the applicable Trust made in the related Indenture and the continuation of any such default for a period of thirty days after notice thereof is given to the applicable Trust by the applicable Indenture Trustee or to the applicable Trust and the applicable Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding; provided, however, that if the Trust demonstrates that it is making a good faith attempt to cure such default, such thirty-day period may be extended by the Indenture Trustee to ninety days; (iv) any representation or warranty made by the applicable Trust in the related Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and such breach not having been cured within thirty days after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and the applicable Indenture Trustee by the holders of at least 25% in principal amount of the Notes of such series then outstanding; provided, however, that if the Trust demonstrates that it is making a good faith attempt to cure such breach, such thirty-day period may be extended by the Indenture Trustee to ninety days or (v) certain events of bankruptcy, insolvency, receivership or liquidation of such Trust. However, the amount of principal required to be distributed to Noteholders of such series under the related Indenture on any Distribution Date will generally be limited to amounts available after payment of all prior obligations of such Trust. Therefore, unless otherwise specified in the related Prospectus Supplement, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the final scheduled Distribution Date for such class of Notes. If, with respect to any series of Notes, interest is paid at a variable rate based on an index, the related Prospectus Supplement may provide that, in the event that, for any Distribution Date, the Interest Rate as calculated based on the index is less than an alternate rate calculated for such Distribution Date based on interest collections on the Student Loans (the amount of such difference, the "Index Shortfall Carryover"), the Interest Rate for such Distribution Date shall be such alternate rate and the Interest Shortfall Carryover shall be payable as described in such Prospectus Supplement. Unless otherwise provided in such Prospectus Supplement, payment of the Index Shortfall Carryover shall be lower in priority than payment of interest on the Notes at the Interest Rate (whether the Interest Rate is based on the index or such alternate rate) and, accordingly, the nonpayment of the Interest Shortfall Carryover on any Distribution Date shall not generally constitute a default in the payment of interest on such Notes.

        If an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of a majority in principal amount of such Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Unless otherwise specified in the related Prospectus Supplement, such declaration may be rescinded by the holders of a majority in principal amount of such notes then outstanding if (i) the Eligible Lender Trustee on behalf of the related Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all payments of principal of and interest on all Notes and all other amounts that would then be due under the related Indenture or upon such Notes if the Event of Default giving rise to such acceleration had not occurred and (B) all sums paid or advanced by the Indenture Trustee under the related Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or, under the circumstances described below, waived.

        If the Notes of any series have been declared to be due and payable following an Event of Default with respect thereto, the related Indenture Trustee may, in its discretion, exercise remedies as a secured party, require the related Eligible Lender Trustee to sell the Student Loans or elect to have the related Eligible Lender Trustee maintain possession of the Student Loans and continue to apply collections with respect to such Student Loans as if there had been no declaration of acceleration. Unless otherwise specified in the related Prospectus Supplement, however, the related Indenture Trustee is prohibited from directing the related Eligible Lender Trustee to sell the Student Loans following an Event of Default, other than a default in the payment of any principal or a default for five days or more in the payment of any interest on any Note with respect to any series, unless (i) the holders of all such outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale or (iii) the related Indenture Trustee determines that the collections on the Student Loans would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such obligations had not been declared due and payable, and the related Indenture Trustee obtains the consent of the holders of 66 2/3% of the aggregate principal amount of such Notes then outstanding.

        Subject to the provisions of the applicable Indenture relating to the duties of the related Indenture Trustee, if an Event of Default should occur and be continuing with respect to a series of Notes, the related Indenture Trustee will be under no obligation to exercise any of the rights or powers under the applicable Indenture at the request or direction of any of the holders of such Notes, if such Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to such provisions for indemnification and certain limitations contained in the related Indenture, the holders of a majority in principal amount of the outstanding Notes of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to such Indenture Trustee and the holders of a majority in principal amount of such Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the applicable Indenture that cannot be modified without the waiver or consent of all the holders of such outstanding Notes.

        Unless otherwise specified in the related Prospectus Supplement, no holder of Notes of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of such outstanding Notes have requested in writing that such Indenture Trustee institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered such Indenture Trustee reasonable indemnity, (iv) such Indenture Trustee has for 60 days failed to institute such proceeding and
(v) no direction inconsistent with such written request has been given to such Indenture Trustee during such 60-day period by the holders of a majority in principal amount of such outstanding Notes.

        In addition, each Indenture Trustee and the related Noteholders will covenant that they will not at any time institute against the applicable Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

        With respect to any Trust, none of the related Indenture Trustee, the Seller, the Administrator, the Master Servicer or the Eligible Lender Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in the applicable Trust, nor any of their respective owners, beneficiaries, agents, officers, directors, employees, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust contained in the Indenture.

        Certain Covenants. Except as described under "Assumption of Signet's Obligations," each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States of America, any state or the District of Columbia, (ii) such entity expressly assumes such Trust's obligation to make due and punctual payments upon the Notes of the related series and the performance or observance of every agreement and covenant of such Trust under the related Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) such Trust has been advised that the rating of the Notes and the Certificates of the related series would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation and (v) such Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse federal or Maryland state tax consequence to such Trust or to any Certificateholder or Noteholder of the related series.

        Each Trust will not, among other things, (i) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or certain related documents (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of such Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes of the related series (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon such Trust, (iii) except as contemplated by the Related Documents, dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the applicable Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such Notes under the applicable Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part thereof, or any interest therein or the proceeds thereof, except as expressly permitted by the Related Documents.

        No Trust may engage in any activity other than as specified under the section of the related Prospectus Supplement entitled "The Trust". No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Notes of a related series and the applicable Indenture or otherwise in accordance with the Related Documents.

        Annual Compliance Statement. Each Trust will be required to file annually with the applicable Indenture Trustee a written statement as to the fulfillment of its obligations under the related Indenture.

        Indenture Trustee's Annual Report. Each Indenture Trustee will be required to mail each year to all related Noteholders a brief report relating to, among other things, its eligibility and qualification to continue as such Indenture Trustee under the applicable Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by the applicable Indenture Trustee as such and any action taken by it that materially affects the related Notes and that has not been previously reported.

        Satisfaction and Discharge of Indenture. An Indenture will be discharged with respect to the collateral securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with such Indenture Trustee of funds sufficient for the payment in full of all such Notes.

        The Indenture Trustee. The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the Issuer will be obligated to appoint a successor trustee for such series. The Issuer may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances, the Issuer will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.

                        DESCRIPTION OF THE CERTIFICATES

General

        With respect to each Trust, one or more classes of Certificates of a given series will be issued pursuant to the terms of a Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summary describes certain terms of the Certificates and the Trust Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to all the provisions of the Certificates and the Trust Agreement.

        Unless otherwise specified in the related Prospectus Supplement, each class of Certificates will initially be represented by a single Certificate registered in the name of the Depository, except as set forth below. Unless otherwise specified in the related Prospectus Supplement and except for the Certificates of a given series purchased by the Seller, the Certificates will be available for purchase in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in book-entry form only. The Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Certificates of any series that are not purchased by the Seller. Unless and until Definitive Certificates (as defined below) are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Certificateholder (other than the Seller) will be entitled to receive a physical certificate representing a Certificate. All references herein and in the related Prospectus Supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the Participants and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the Certificates, as the case may be, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities -- Book-Entry Registration" and "-- Definitive Securities". Unless otherwise specified in the related Prospectus Supplement, Certificates of a given series owned by the Seller or its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement, except that, assuming that all Certificates of a given series are not all owned by the Seller and its affiliates, such Certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders have given any request, demand, authorization, direction, notice, consent or other action under the Related Documents (other than the commencement by the related Trust of a voluntary proceeding in bankruptcy as described under "Description of the Transfer and Servicing Agreements -- Insolvency Event").

Principal and Interest in Respect of the Certificates

        The timing and priority of distributions, seniority, allocations of losses, Pass-Through Rate and amount of or method of determining distributions with respect to principal and interest of each class of Certificates of a given series will be described in the related Prospectus Supplement. Distributions of interest on such Certificates will be made on each Distribution Date and will be made prior to distributions with respect to principal of such Certificates. Each class of Certificates may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate for each class of Certificates of a given series or the method for determining such Pass-Through Rate. See also "Certain Information Regarding the Securities --Fixed Rate Securities" and "-- Floating Rate Securities". Unless otherwise provided in the related Prospectus Supplement, distributions in respect of the Certificates of a given series may be subordinate to payments in respect of the Notes of such series as more fully described in the related Prospectus Supplement. Distributions in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all the Certificateholders of such class.

        In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement.

        In the case of a series of Certificates relating to a Trust having a Pre-Funding Account or Collateral Reinvestment Account, cash distributions to Certificateholders of such series may be made, on a pro rata basis, on the Distribution Date on or immediately following the last day of the related Funding Period or Revolving Period, respectively, in the event that any amount remains on deposit in the applicable account after giving effect to all Additional Fundings on or prior to such date, in an aggregate principal amount described in the related Prospectus Supplement.

        See "Description of the Transfer and Servicing Agreements -- Credit and Cash Flow Enhancement -- Reserve Account" for a description of the Reserve Account and the distribution of amounts in excess of the Specified Reserve Account Balance (as defined in the related Prospectus Supplement).

                 CERTAIN INFORMATION REGARDING THE SECURITIES

Fixed Rate Securities

        Each class of Securities may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the applicable Prospectus Supplement. Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Pass-Through Rate, as the case may be, specified in the applicable Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year of twelve 30-day months. See "Description of the Notes -- Principal and Interest on the Notes" and "Description of the Certificates -- Principal and Interest in Respect of the Certificates".

Floating Rate Securities

        Each class of Floating Rate Securities will bear interest for each applicable Interest Reset Period (as such term is defined in the related Prospectus Supplement with respect to a class of Floating Rate Securities, "Interest Reset Period") at a rate per annum determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the related Prospectus Supplement. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such class.

        The applicable Prospectus Supplement will designate a Base Rate for a given Floating Rate Security based on LIBOR, commercial paper rates, Federal funds rates, U.S. Government treasury securities rates, negotiable certificates of deposit rates or another rate or rates as set forth in such Prospectus Supplement.

        As specified in the applicable Prospectus Supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

        Each Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate interest rates on each such class of Floating Rate Securities issued with respect thereto. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Securities of a given series, which may be the Administrator, the Eligible Lender Trustee or the Indenture Trustee with respect to such series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. Unless otherwise specified in the applicable Prospectus Supplement, all percentages resulting from any calculation of the rate of interest on a Floating Rate Security will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

Book-Entry Registration

        DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

        Unless otherwise specified in the related Prospectus Supplement, Securityholders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities may do so only through Participants and Indirect Participants. In addition, Securityholders will receive all distributions of principal and interest from the related Indenture Trustee or the related Eligible Lender Trustee, as applicable (the "Applicable Trustee"), through Participants and Indirect Participants. Under a book-entry format, Securityholders may experience some delay in their receipt of payments, since such payments will be forwarded by the Applicable Trustee to DTC's nominee. DTC will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or Securityholders. Except for the Seller with respect to any series of Securities, it is anticipated that the only "Securityholder", "Certificateholder" and "Noteholder" will be DTC's nominee. Securityholders will not be recognized by the Applicable Trustee as Noteholders or Certificateholders, as such terms are used in each Indenture and each Trust Agreement, respectively, and Securityholders will be permitted to exercise the rights of Securityholders only indirectly through DTC and its Participants.

        Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Securities among Participants on whose behalf it acts with respect to the Securities and to receive and transmit distributions of principal of, and interest on, the Securities. Participants and Indirect Participants with which Securityholders have accounts with respect to the Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Securityholders. Accordingly, although Securityholders will not possess Securities, the Rules provide a mechanism by which Participants will receive payments and will be able to transfer their interests.

        Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Securityholder to pledge Securities to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Securities, may be limited due to the lack of a physical certificate for such Securities.

        DTC has advised the Seller that it will take any action permitted to be taken by a Securityholder under the related Indenture or the related Trust Agreement, as the case may be, only at the direction of one or more Participants to whose accounts with DTC the Securities are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

        Except as required by law, neither the Administrator nor the Applicable Trustee will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Securities held by DTC's nominee or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Definitive Securities

        Unless otherwise specified in the related Prospectus Supplement and except with respect to the Certificates of a given series that may be purchased by the Seller, the Notes and the Certificates of a given series will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates", respectively, and collectively referred to herein as "Definitive Securities") to Noteholders or Certificateholders or their respective nominees, rather than to DTC or its nominee, only if (i) the related Administrator advises the Applicable Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Securities and the Administrator is unable to locate a qualified successor, (ii) the Administrator, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default or a Servicer Default, Securityholders representing at least a majority of the outstanding principal amount of the Notes or the Certificates, as the case may be, of such series advise the Applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to such Notes or Certificates is no longer in the best interest of the holders of such Securities.

        Upon the occurrence of any event described in the immediately preceding paragraph, the Applicable Trustee will be required to notify all applicable Securityholders of a given series through Participants of the availability of Definitive Securities. Upon surrender by DTC of the Definitive Securities representing the corresponding Securities and receipt of instructions for re-registration, the Applicable Trustee will reissue such Securities as Definitive Securities to such Securityholders.

        Distributions of principal of, and interest on, such Definitive Securities will thereafter be made by the Applicable Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement, as the case may be, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable date of record specified for such Securities in the related Prospectus Supplement. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the Applicable Trustee. The final payment on any such Definitive Security, however, will be made only upon presentation and surrender of such Definitive Security at the office or agency specified in the notice of final distribution to applicable Securityholders.

        Definitive Securities will be transferable and exchangeable at the offices of the Applicable Trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the Applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

List of Securityholders

        Unless otherwise specified in the related Prospectus Supplement, holders of Notes evidencing not less than 25% of the aggregate outstanding principal balance of such Notes may, by written request to the related Indenture Trustee, obtain access to the list of all Noteholders maintained by such Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or such Notes. Such Indenture Trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication or proxy, on behalf and at the expense of the requesting Noteholders, to all Noteholders of such series.

        Unless otherwise specified in the related Prospectus Supplement, three or more Certificateholders of such series or one or more holders of such Certificates evidencing not less than 25% of the Certificate Balance of such Certificates may, by written request to the related Eligible Lender Trustee, obtain access to the list of all Certificateholders for the purpose of communicating with other Certificateholders with respect to their rights under the related Trust Agreement or under such Certificates.

Reports to Securityholders

        With respect to each series of Securities, on each Distribution Date, the Applicable Trustee will provide to Securityholders of record as of the related date of record a statement setting forth substantially the same information as is required to be provided on the periodic report provided to the related Indenture Trustee and the related Trust described under "Description of Transfer and Servicing Agreements -- Statements to Indenture Trustee and Trust". The statements provided to Securityholders will not constitute financial statements prepared in accordance with generally accepted accounting principles.

        Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the Applicable Trustee will mail to each person who at any time during such calendar year was a Securityholder with respect to such Trust and received any payment thereon, a statement containing certain information for the purposes of such Securityholder's preparation of federal income tax returns. See "Certain Federal Income Tax Consequences".

             DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

General

        The following is a summary of certain terms of each Loan Sale Agreement and Master Servicing Agreement, pursuant to which the related Eligible Lender Trustee on behalf of a Trust will purchase Student Loans from the Seller and the Master Servicer will service the same; each Administration Agreement, pursuant to which the Administrator will undertake certain administrative duties with respect to a Trust and the Student Loans; and each Trust Agreement, pursuant to which a Trust will be created and the related Certificates will be issued (collectively, the "Transfer and Servicing Agreements"). Forms of each of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement of which this Prospectus is a part. The summary does not purport, however, to be complete and is qualified in its entirety by reference to all of the provisions of the Transfer and Servicing Agreements.

Sale of Student Loans; Representations and Warranties

        On or prior to the Closing Date specified with respect to any given Trust in the related Prospectus Supplement (the "Closing Date"), the Seller will sell and assign to the related Eligible Lender Trustee on behalf of such Trust, without recourse, its entire interest in the Student Loans, all collections received and to be received with respect thereto for the period on and after the Cutoff Date pursuant to the Loan Sale Agreement. Each Student Loan will be identified in schedules appearing as an exhibit to such Loan Sale Agreement. Each Eligible Lender Trustee will, concurrently with such sale and assignment, execute, authenticate and deliver the related Certificates and Notes. The net proceeds received from the sale of the related Notes and Certificates will be applied to the purchase of the Student Loans.

        In each Loan Sale Agreement, the Seller will make certain representations and warranties with respect to the Student Loans transferred to a Trust for the benefit of the Certificateholders and the Noteholders of a given series, including, among other things, that (i) each Student Loan, on the date on which it is transferred to such Trust, is free and clear of all security interests, liens, charges and encumbrances and no offsets, defenses or counterclaims have been asserted or threatened; (ii) the information provided with respect to the Student Loans is true and correct as of the Cutoff Date and
(iii) each Student Loan, at the time it was originated, complied and, at the Closing Date, complies in all material respects with applicable federal and state laws (including, without limitation, the Act (in the case of Federal Student Loans), consumer credit, truth in lending, equal credit opportunity and disclosure laws) and applicable restrictions imposed by FFELP, in the case of Federal Student Loans, the applicable private guarantee program, in the case of Private Student Loans, or, in all cases, any Guarantee Agreement.

        Unless otherwise provided in the related Prospectus Supplement, following the discovery by or notice to the Seller of a breach of any representation or warranty with respect to any Student Loan that materially and adversely affects the interests of the related Certificateholders or the Noteholders in such Student Loan (it being understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Student Loan will not be considered to have such a material adverse effect), the Seller will, unless such breach is cured within 120 days, repurchase such Student Loan from the related Eligible Lender Trustee, as of the first day following the end of such 120-day period that is the last day of a Collection Period, at a price equal to the unpaid principal balance owed by the applicable borrower thereon plus (i) accrued interest thereon to the day of repurchase and (ii) any premium paid to the Seller in the initial sale of such Student Loan to the Trust (the "Purchase Amount"). Alternatively, the Seller may, at its option, remit all or a portion of the Purchase Amount by substituting into the related Trust a Student Loan that meets certain criteria set forth in the related Loan Sale Agreement for the Student Loan as to which the breach has occurred. In addition, the Seller will reimburse the related Trust for any accrued interest amounts that a Guarantor refuses to pay pursuant to its Guarantee Agreement, or for any Interest Subsidy Payments and Special Allowance Payments that are lost or that must be repaid to the Department in the case of Federal Student Loans, with respect to a Student Loan as a result of a breach of any such representation or warranty by the Seller. The repurchase, substitution and reimbursement obligations of the Seller will constitute the sole remedy available to or on behalf of a Trust, the related Certificateholders or the related Noteholders for any such uncured breach. The Seller's repurchase and reimbursement obligations are contractual obligations pursuant to a Loan Sale Agreement that may be enforced against the Seller, but the breach of which will not constitute an Event of Default.

        To assure uniform quality in servicing and to reduce administrative costs, the Master Servicer will be appointed custodian of the promissory notes representing the Student Loans and any other related documents by the related Eligible Lender Trustee on behalf of each Trust. The Seller's and the Master Servicer's records and computer systems will reflect the sale and assignment by the Seller of the Student Loans to the related Eligible Lender Trustee on behalf of the related Trust, and Uniform Commercial Code ("UCC") financing statements reflecting such sale and assignment will be filed by the Administrator.

Additional Fundings

        In the case of a Trust having a Pre-Funding Account or a Collateral Reinvestment Account, such Trust will use funds on deposit in the Pre-Funding Account from time to time during the related Funding Period or Revolving Period, respectively, (i) to deposit into the Collection Account in lieu of collections of interest on certain of the Student Loans to the extent such interest is not paid currently but is capitalized and added to the principal balance of such Student Loans and (ii) to fund the addition of Student Loans to the Trust under the circumstances and having the characteristics described in the related Prospectus Supplement ("Additional Fundings"). Such additional Student Loans may be purchased by the Trust from the Seller or may be originated by the Trust, if and to the extent specified in the related Prospectus Supplement.

        There can be no assurance that substantially all of the amounts on deposit in any Pre-Funding Account or Collateral Reinvestment Account will be expended during the related Funding Period or Revolving Period, respectively. If the amount initially deposited into a Pre-Funding Account or Collateral Reinvestment Account for a series has not been reduced to zero by the end of the related Funding Period or Revolving Period, respectively, the amounts remaining on deposit therein will be distributed to the related Securityholders in the amounts described in the related Prospectus Supplement.

        If and to the extent specified in the related Prospectus Supplement, the related Trust may use distributions on the Student Loans, or may exchange Student Loans with the Seller, in order to pay for Additional Fundings after the Funding Period.

Accounts

        With respect to each Trust, the Administrator will establish and maintain with the applicable Indenture Trustee one or more accounts, in the name of the Indenture Trustee on behalf of the related Noteholders and Certificateholders, into which all payments made on or with respect to the related Student Loans will be deposited (the "Collection Account"). Any other accounts to be established with respect to a Trust, including any Reserve Account and any Pre-Funding Account and any Collateral Reinvestment Account, will be described in the related Prospectus Supplement.

        For any series of Securities, funds in the Collection Account, any Reserve Account, any Pre-Funding Account and any Collateral Reinvestment Account and any other accounts identified as such in the related Prospectus Supplement (collectively, the "Trust Accounts") will be invested as provided in the applicable Trust Indenture in Eligible Investments. "Eligible Investments" are generally limited to investments acceptable to the Rating Agencies as being consistent with the rating of such Securities. Except as described below or in the related Prospectus Supplement, Eligible Investments are limited to obligations or securities that mature not later than the business day immediately preceding the next applicable Distribution Date. However, to the extent permitted by the Rating Agencies, funds in any Reserve Account may be invested in securities that will not mature prior to the date of the next distribution with respect to such Securities and will not be sold to meet any shortfalls. Thus, the amount of cash in any Reserve Account at any time may be less than the balance of the Reserve Account. If the amount required to be withdrawn from any Reserve Account to cover shortfalls in collections on the related Student Loans (as provided in the related Prospectus Supplement) exceeds the amount of cash in the Reserve Account, a temporary shortfall in the amounts distributed to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates of such series. Except as otherwise specified in the related Prospectus Supplement, investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, "Investment Earnings"), will be deposited in the Collection Account on each Distribution Date and will be treated as collections of interest on the related Student Loans.

        The Trust Accounts will be maintained as Eligible Deposit Accounts. "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. "Eligible Institution" means either Signet Trust Company or a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

Servicing Procedures

        Pursuant to each Master Servicing Agreement, the Master Servicer has agreed to be responsible for servicing, and performing all other related tasks with respect to, all the Student Loans acquired from time to time on behalf of each Trust. The Master Servicer is required pursuant to the related Master Servicing Agreement to be responsible for performing all services and duties customary to the servicing of Student Loans (including all collection practices), and to do so in compliance with, and to otherwise comply with, all standards and procedures provided for in the Act, the Guarantee Agreements and all other applicable federal and state laws. The Master Servicer is also required to maintain its eligibility as a third-party servicer under the Act.

        The Master Servicer may from time to time perform a portion of its servicing obligations under the applicable Loan Sale Agreement through Subservicing Agreements with unrelated third-party student loan servicers approved by the Rating Agencies ("Subservicers"). It is anticipated that a portion of the servicing activities with respect to the Student Loans acquired by the Eligible Lender Trustee on behalf of the related Trust will be performed by one or more Subservicers. Notwithstanding the provisions of any Subservicing Agreement, each Master Servicing Agreement will provide that the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the Master Servicer were servicing the Student Loans.

        The Master Servicing Agreement provides that the Master Servicer shall terminate all of the rights and obligations of a Subservicer with respect to all Student Loans being serviced by such Subservicer in the event of a breach by such Subservicer of a Subservicing Agreement if the Master Servicer reasonably considers such termination to be in the best interests of the Certificateholders and Noteholders. Upon termination or expiration of any Subservicing Agreement, the Master Servicer has agreed to take all appropriate steps to maintain adequate provisions for the administration, servicing, custody and collection of the Student Loans, including without limitation, the appointment of any successor Subservicer, as the case may be, pursuant to the terms of a Subservicing Agreement which satisfies the criteria described above. In the event a Subservicer is removed, the Master Servicer will continue to be responsible for servicing the related Student Loans. In the event the Master Servicer is terminated, the successor Master Servicer will succeed to all of the rights and obligations of the predecessor Master Servicer under each of the Subservicing Agreements, including the right to terminate any such Subservicer as described above. The termination of the Master Servicer may not result in the termination of any Subservicer.

        Without limiting the foregoing, the responsibilities of the Master Servicer with respect to each Trust under the related Master Servicing Agreement include, but are not limited to, the following: collecting and depositing into the Collection Account all payments with respect to the Student Loans, including claiming and obtaining any Guarantee Payments, any Interest Subsidy Payments and Special Allowance Payments with respect to Student Loans, responding to inquiries from borrowers on the Student Loans, investigating delinquencies and sending out statements and payment coupons. In addition, the Master Servicer will keep ongoing records with respect to such Student Loans and collections thereon and will furnish monthly and annual statements with respect to such information to the Administrator, in accordance with the Master Servicer's customary practices with respect to the Seller and as otherwise required in the related Master Servicing Agreement.

Payments on Student Loans

        With respect to each Trust, the Master Servicer will deposit all payments on Student Loans and all proceeds of Student Loans received by it during each collection period specified in the related Prospectus Supplement (each, a "Collection Period") into the related Collection Account within two business days of receipt thereof. The Eligible Lender Trustee will deposit all Interest Subsidy Payments and all Special Allowance Payments with respect to the Federal Student Loans received by it during each Collection Period into the Collection Account within two business days of receipt thereof.

        However, in the event that the Administrator satisfies certain requirements and the Rating Agencies affirm their ratings of the Notes and the Certificates at the initial level, then so long as Signet is the Administrator and provided that (i) there exists no Administrator Default (as described below) and (ii) each other condition as may be specified by the Rating Agencies is satisfied, the Master Servicer and the Eligible Lender Trustee will pay all the amounts referred to in the preceding paragraph that would otherwise be deposited into the Collection Account to the Administrator, and the Administrator will not be required to deposit such amounts into the Collection Account until on or before the Business Day immediately preceding each Distribution Date. In such event, the Administrator will deposit the aggregate Purchase Amount of Student Loans repurchased by the Seller and purchased by the Master Servicer into the Collection Account on or before the business day preceding each Distribution Date. Pending deposit into the Collection Account, collections may be invested by the Administrator at its own risk and for its own benefit, and will not be segregated from other funds of the Administrator.
Servicer Covenants

        With respect to each Trust, in the related Master Servicing Agreement, the Master Servicer will covenant that: (a) it will duly satisfy all obligations on its part to be fulfilled under or in connection with the Student Loans, maintain in effect all qualifications required in order to service the Student Loans and comply in all material respects with all requirements of law in connection with servicing the Student Loans, the failure to comply with which would have a materially adverse effect on the related Certificateholders or Noteholders; (b) it will not permit any rescission or cancellation of a Student Loan except as ordered by a court of competent jurisdiction or other government authority or as otherwise consented to by the related Eligible Lender Trustee and the related Indenture Trustee; (c) it will not, nor will it permit any Subservicer to, impair the rights of the related Certificateholders and the related Noteholders in the Student Loans and (d) it will not, nor will it permit any Subservicer to, reschedule, revise, defer or otherwise compromise with respect to payments due on any Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with its guidelines for servicing student loans in general and those of the Seller in particular and any applicable FFELP, private guarantee program or Guarantor requirements.

        Under the terms of each Master Servicing Agreement, if the Administrator or the Master Servicer discovers, or receives written notice, that any covenant of the Master Servicer set forth above has not been complied with in all material respects and such noncompliance has not been cured within 120 days thereafter and has a materially adverse effect on the interest of the related Certificateholders or Noteholders in any Student Loan, unless such breach is cured or unless the Seller is otherwise required to purchase the related Student Loan as a result of a breach of the Seller's warranties in the related Loan Sale Agreement, the Master Servicer will arrange for the purchase of such Student Loan as of the first day following the end of such 120-day period that is the last day of a Collection Period. In that event, the Master Servicer will arrange to be deposited into the Collection Account an amount equal to the Purchase Amount of such Student Loan and the related Trust's interest in any such purchased Student Loan will be automatically assigned to the Master Servicer or its designee. Upon such assignment, the Master Servicer or its designee will be entitled to all payments made on the Student Loan. In addition, if so specified in the related Prospectus Supplement, the Master Servicer will reimburse the related Trust for any accrued interest amounts that a Federal Guarantor refuses to pay pursuant to its Federal Guarantee Agreement, or for any Interest Subsidy Payments and Special Allowance Payments that are lost or that must be repaid to the Department, with respect to a Federal Student Loan as a result of a breach of any such covenant of the Master Servicer.

Servicer Compensation

        Unless otherwise specified in the related Prospectus Supplement with respect to any Trust, the Master Servicer will be entitled to receive the Servicing Fee for each Collection Period (as set forth in the related Prospectus Supplement) together with any other administrative fees and similar charges specified in the related Prospectus Supplement, as compensation for performing the functions as servicer for the related Trust described above (the "Servicing Fee"). The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) will be paid prior to any payment in respect of the related Securities, as specified in the applicable Prospectus Supplement.

        The Servicing Fee will compensate the Master Servicer for performing the functions of a third-party servicer of student loans as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of borrowers on the Student Loans, investigating delinquencies, pursuing, filing and directing the payment of any Guarantee Payments, Interest Subsidy Payments or Special Allowance Payments, accounting for collections and furnishing periodic accounting reports to the Administrator with respect to distributions.

Distributions

        With respect to each series of Securities, beginning on the Distribution Date specified in the related Prospectus Supplement, distributions of principal and interest on each class of such Securities entitled thereto will be made by the applicable Trustee to the Noteholders and the Certificateholders of such series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all distributions to each class of Certificateholders of such series will be set forth in the related Prospectus Supplement.

        With respect to each Trust, on each Distribution Date, collections on the related Student Loans will be distributed from the Collection Account to Noteholders and Certificateholders to the extent provided in the related Prospectus Supplement. Credit and cash flow enhancement, such as a Reserve Account, will be available to cover any shortfalls in the amount available for distribution on such date to the extent specified in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, and unless otherwise specified therein, distributions in respect of principal of a class of Securities of a given series will be subordinate to distributions in respect of interest on such class, and distributions in respect of the Certificates of such series may be subordinate to distributions in respect of the Notes of such series.

Credit and Cash Flow Enhancement

        General. The amounts and types of credit enhancement arrangements and the provider thereof, if applicable, with respect to each class of Securities of a given series, if any, will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, credit enhancement may be in the form of subordination of one or more classes of Securities, Reserve Accounts, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, repurchase obligations, other agreements with respect to third-party payments or other support, cash deposits or such other arrangements as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing. If specified in the applicable Prospectus Supplement, credit enhancement for a class of Securities may cover one or more other classes of Securities of the same series, and credit enhancement for a series of Securities may cover one or more other series of Securities.

        The presence of a Reserve Account and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of such class or series of the full amount of principal and interest due thereon and to decrease the likelihood that such Securityholders will experience losses. Unless otherwise specified in the related Prospectus Supplement, the credit enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of credit enhancement covers more than one series of Securities, Securityholders of any such series will be subject to the risk that such credit enhancement will be exhausted by the claims of Securityholders of other series.

        Reserve Account. If so provided in the related Prospectus Supplement, pursuant to the related Loan Sale Agreement, the Seller will establish for a series or class of Securities an account, as specified in the related Prospectus Supplement (the "Reserve Account"), which will be maintained in the name of the applicable Indenture Trustee. Unless otherwise provided in the related Prospectus Supplement, the Reserve Account will be funded by an initial deposit by the Seller on the Closing Date in the amount set forth in the related Prospectus Supplement. As further described in the related Prospectus Supplement, the amount on deposit in the Reserve Account will be increased on each Distribution Date thereafter up to the Specified Reserve Account Balance (as defined in the related Prospectus Supplement) by the deposit therein of the amount of collections on the related Student Loans remaining on each such Distribution Date after the payment of all other required payments and distributions on such date. Amounts in the Reserve Account will be available to cover shortfalls in amounts due to the holders of those classes of Securities specified in the related Prospectus Supplement in the manner and under the circumstances specified therein. The related Prospectus Supplement will also specify to whom and the manner and circumstances under which amounts on deposit in the Reserve Account (after giving effect to all other required distributions to be made by the applicable Trust) in excess of the Specified Reserve Account Balance (as defined in the related Prospectus Supplement) will be distributed.

Statements to Indenture Trustee and Trust

        Prior to each Distribution Date with respect to each series of Securities, the Administrator will prepare and provide to the related Indenture Trustee and the related Eligible Lender Trustee as of the close of business on the last day of the preceding Collection Period a statement, which will include the following information (and any other information so specified in the related Prospectus Supplement) with respect to such Distribution Date or the preceding Collection Period as to the Notes and the Certificates of such series, to the extent applicable:

               (i) the amount of the distribution allocable to principal of each class of the Notes and the Certificates;

               (ii) the amount of the distribution allocable to interest on each class of the Notes and the Certificates, together with the interest rates applicable with respect thereto;

               (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

               (iv) the aggregate outstanding principal balance and the Note Pool Factor of each class of the Notes, and the Certificate Balance and the Certificate Pool Factor for each class of the Certificates as of such Distribution Date, each after giving effect to payments allocated to principal reported under clause (i) above;

               (v) the amount of the Servicing Fee and the Administration Fee paid to the Master Servicer and the Administrator, respectively, with respect to such Collection Period;

               (vi) the Interest Rate or Pass-Through Rate for the next period for any class of Notes or Certificates of such series with variable or adjustable rates;

               (vii) the amount of the aggregate realized losses, if any, for such Collection Period;

               (viii) the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall (each as defined in the related Prospectus Supplement), if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

               (ix) the aggregate Purchase Amounts for Student Loans, if any, that were repurchased in such Collection Period;

               (x) the balance of the Reserve Account (if any) on such Distribution Date, after giving effect to changes therein on such Distribution Date;

               (xi) for each date during the Funding Period (if any), the remaining Pre-Funded Amount or, for each date during the Revolving Period (if any), the amount on deposit in the Collateral Reinvestment Account; and

               (xii) the principal balance and number of Student Loans conveyed to or originated by the Trust during such Collection Period.

        Each amount set forth pursuant to subclauses (i), (ii), (v) and (viii) with respect to the Notes or the Certificates of any series will also be expressed as a dollar amount per $1,000 of the initial principal balance of such Notes or the initial Certificate Balance of such Certificates, as applicable.

Evidence as to Compliance

        Each Master Servicing Agreement will provide that a firm of independent public accountants will furnish to the related Trust and Indenture Trustee annually a statement (based on the examination of certain documents and records and on such accounting and auditing procedures considered appropriate under the circumstances) as to compliance by the Master Servicer during the preceding twelve months (or, in the case of the first such certificate, the period from the applicable Closing Date) with all applicable standards under the Master Servicing Agreement relating to the servicing of student loans, the Master Servicer's accounting records and computer files with respect thereto, the Master Servicer's eligibility under the Act and certain other matters.

        Each Master Servicing Agreement will also provide for delivery to the related Trust and Indenture Trustee, concurrently with the delivery of each statement of compliance referred to above, of a certificate signed by an officer of the Master Servicer stating that, to his knowledge, the Master Servicer has fulfilled its obligations under such Master Servicing Agreement throughout the preceding twelve months (or, in the case of the first such certificate, the period from the applicable Closing Date) or, if there has been a default in the fulfillment of any such obligation, describing each such default. The Master Servicer has agreed to give the Administrator, the related Indenture Trustee and Eligible Lender Trustee notice of certain Servicer Defaults under such Master Servicing Agreement.

        Copies of such statements and certificates may be obtained by Securityholders by a request in writing addressed to the applicable Trustee.

Certain Matters Regarding the Master Servicer

        Except as described under "Assumption of Signet's Obligations" herein, each Master Servicing Agreement will provide that the Master Servicer may not resign from its obligations and duties as Master Servicer thereunder, except upon determination that the Master Servicer's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the related Indenture Trustee or a successor servicer has assumed the Master Servicer's servicing obligations and duties under the Master Servicing Agreement.

        Each Master Servicing Agreement will further provide that neither the Master Servicer nor any of its directors, officers, employees or agents will be under any liability to the related Trust or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to the related Master Servicing Agreement, or for errors in judgment; provided, however, that neither the Master Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Master Servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, each Master Servicing Agreement will provide that the Master Servicer is under no obligation to appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under such Master Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability. Each Master Servicing Agreement will, however, provide that the Master Servicer may undertake any reasonable action that it deems necessary or desirable in respect of the Master Servicing Agreement and the interests of the Securityholders.

        Under the circumstances specified in each Master Servicing Agreement, any entity into which the Master Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Master Servicer is a party, or any entity succeeding to the business of the Master Servicer, which corporation or other entity in each of the foregoing cases assumes the obligations of the Master Servicer, will be the successor of the Master Servicer under such Master Servicing Agreement.

Servicer Default

        Except as otherwise provided in the related Prospectus Supplement, a "Servicer Default" under each Master Servicing Agreement will occur in the event of (a) any failure by the Master Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any required payment, which failure continues unremedied for five business days after written notice from such Indenture Trustee or the related Eligible Lender Trustee is received by the Master Servicer or after discovery by the Master Servicer, (b) any failure by the Master Servicer to observe or perform in any material respect any other covenant or agreement of the Master Servicer under the related Master Servicing Agreement, which failure materially and adversely affects the rights of the Noteholders or Certificateholders and which remains unremedied for 120 days after the giving of written notice of such failure, (c) any limitation, suspension or termination by the Secretary of the Master Servicer's or any Subservicer's eligibility to service Student Loans which materially and adversely affects its ability to service the Student Loans in the related Trust or (d) an Insolvency Event with respect to the Master Servicer occurs. "Insolvency Event" means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such Person and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

Rights Upon Servicer Default

        Unless otherwise specified in the related Prospectus Supplement, as long as a Servicer Default under a Master Servicing Agreement remains unremedied, the related Indenture Trustee or holders of Notes of the related series evidencing not less than 75% in principal amount of such then outstanding Notes may terminate all the rights and obligations of the Master Servicer under such Master Servicing Agreement, whereupon a successor servicer appointed by the related Indenture Trustee or such Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under such Master Servicing Agreement, and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Master Servicer, and no Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent such Indenture Trustee or such Noteholders from effecting such a transfer. In the event that such Indenture Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor whose regular business includes the servicing of student loans. Such Indenture Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation to the Master Servicer under such Master Servicing Agreement, unless such compensation arrangements will not result in a downgrading of such Notes and Certificates by any Rating Agency. In the event a Servicer Default occurs and is continuing, such Indenture Trustee or such Noteholders, as described above, may remove the Master Servicer, without the consent of the related Eligible Lender Trustee or any of the Certificateholders of the related series. Moreover, only the Indenture Trustee or the Noteholders, and not the Eligible Lender Trustee or the Certificateholders, have the ability to remove the Master Servicer if a Servicer Default occurs and is continuing.

Waiver of Past Defaults

        With respect to each Trust, unless otherwise specified in the related Prospectus Supplement, the holders of Notes evidencing at least a majority in principal amount of the then outstanding Notes (or the holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, in the case of any Servicer Default which does not adversely affect the Indenture Trustee or the Noteholders) of the related series may, on behalf of all such Noteholders and Certificateholders, waive any default by the Master Servicer in the performance of its obligations under the related Master Servicing Agreement and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with such Master Servicing Agreement. Therefore, such Noteholders have the ability, except as noted above, to waive defaults by the Master Servicer which could materially adversely affect such Certificateholders. No such waiver will impair such Noteholders' or Certificateholders' rights with respect to subsequent defaults.

Amendment

        Unless otherwise provided in the related Prospectus Supplement, each of the Transfer and Servicing Agreements may be amended by the parties thereto, without the consent of the related Noteholders or Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements, of modifying in any manner the rights of such Noteholders or Certificateholders or in connection with a permitted specified merger or other transaction involving the Seller, the Master Servicer or the Administrator, provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee and Eligible Lender Trustee, materially and adversely affect the interest of any such Noteholder or Certificateholder or in the circumstances described under the heading "Assumption of Signet's Obligations" herein. Unless otherwise provided in the related Prospectus Supplement, each of the Transfer and Servicing Agreements may also be amended by the Seller, the Administrator, the Master Servicer, the related Eligible Lender Trustee and the related Indenture Trustee, as applicable, with the consent of the holders of Notes of the related series evidencing at least a majority in principal amount of such then outstanding Notes and the holders of Certificates of the related series evidencing at least a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments (including any Guarantee Payments) with respect to the Student Loans or distributions that are required to be made for the benefit of such Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of such Notes or Certificates which are required to consent to any such amendment, without the consent of the holders of all such outstanding Notes and Certificates.



Payment of Notes

        Upon the payment in full of all outstanding Notes of a given series and the satisfaction and discharge of the related Indenture, the Eligible Lender Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders of such series will succeed to all the rights of the Noteholders of such series, under the related Master Servicing Agreement, except as otherwise provided therein.



Termination

        With respect to each Trust, the obligations of the Seller, the Master Servicer, the Administrator, the related Eligible Lender Trustee and the related Indenture Trustee pursuant to the related Transfer and Servicing Agreements will terminate upon (i) the maturity or other liquidation of the last related Student Loan and the disposition of any amount received upon liquidation of any such remaining Student Loans and (ii) the payment to the Noteholders and the Certificateholders of the related series of all amounts required to be paid to them pursuant to such Transfer and Servicing Agreements.

        Optional Redemption. Unless otherwise provided in the related Prospectus Supplement, in order to avoid excessive administrative expense, the Seller will be permitted at its option to repurchase from the related Eligible Lender Trustee, as of the end of any Collection Period immediately preceding a Distribution Date, if the then outstanding Pool Balance is 10% or less of the Initial Pool Balance (as defined in the related Prospectus Supplement, the "Initial Pool Balance"), all remaining related Student Loans at a price equal to the aggregate Purchase Amounts thereof as of the end of such Collection Period, which amounts will be used to retire the related Notes and Certificates concurrently therewith. Upon termination of a Trust, as more fully described in the related Prospectus Supplement, all right, title and interest in the Student Loans and other funds of such Trust, after giving effect to any final distributions to Noteholders and Certificateholders of the related series therefrom, will be conveyed and transferred to the Seller.

        Auction of Student Loans. If so provided in the related Prospectus Supplement, all remaining Student Loans held by a Trust will be offered for sale by the Indenture Trustee on any Distribution Date occurring on or after a date specified in such Prospectus Supplement. The Seller and unrelated third parties may offer bids for such Student Loans. If at least two bids are received, the Indenture Trustee will accept the highest bid equal to or in excess of the greater of (x) the Purchase Amount of such Student Loans as of the end of the Collection Period immediately preceding such Distribution Date or (y) an amount that would be sufficient to (i) reduce the outstanding principal amount of each class of Notes and Certificates then outstanding on such Distribution Date to zero and to pay all amounts representing accrued interest on the Notes and the Certificates (the "Minimum Purchase Price"). If at least two bids are not received or the highest bid is not equal to or in excess of the Minimum Purchase Price for such Student Loans, the Indenture Trustee will not consummate such sale. The proceeds of any such sale will be used to redeem any outstanding Notes and to retire any outstanding Certificates on such Distribution Date. If the sale is not consummated in accordance with the foregoing, the Indenture Trustee may, but shall not be under any obligation to, solicit bids to purchase such Student Loans on future Distribution Dates upon terms similar to those described above. No assurance can be given as to whether the Trustee will be successful in soliciting acceptable bids to purchase the Student Loans.

Administration Agreement

        The Administrator will enter into an agreement (as amended and supplemented from time to time, an "Administration Agreement") with each Trust and the related Indenture Trustee pursuant to which the Administrator will agree, to the extent provided therein, to provide the notices and to perform other administrative obligations required by the related Indenture, the related Trust Agreement, the related Loan Sale Agreement and the related Master Servicing Agreement. Unless otherwise specified in the related Prospectus Supplement with respect to any Trust, as compensation for the performance of the Administrator's obligations under the applicable Administration Agreement and as reimbursement for its expenses related thereto, the Administrator will be entitled to an administration fee as specified in the related Prospectus Supplement (the "Administration Fee").

        Except as otherwise provided in the related Prospectus Supplement, an "Administrator Default" will occur under an Administration Agreement in the event of (a) a failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure continues unremedied for five business days after written notice from the Indenture Trustee or the Eligible Lender Trustee of such failure, (b) any failure by the Administrator to observe or perform in any material respect any other covenant or agreement of the Administrator in the Administration Agreement which failure materially and adversely affects the rights of the Noteholders or Certificateholders and which remains unremedied for 120 days after the giving of written notice of such failure or (c) an Insolvency Event with respect to the Administrator occurs.

        Unless otherwise specified in the related Prospectus Supplement, the procedures for terminating the rights and obligations of the Administrator and appointing a successor Administrator following the occurrence of an Administrator Default under the Administration Agreement and for waiving defaults by the Administrator under the Administration Agreement will be identical to those for replacing the Master Servicer and appointing a successor Master Servicer following the occurrence of a Servicer Default under the Master Servicing Agreement and for waiving defaults by the Master Servicer under the Master Servicing Agreement, except that such procedures will apply to the Administrator and the Administration Agreement rather than the Master Servicer and the Master Servicing Agreement.

                  CERTAIN LEGAL ASPECTS OF THE STUDENT LOANS

Transfer of Student Loans

        The Seller intends that the transfer of the Student Loans by it to the related Eligible Lender Trustee on behalf of each Trust will constitute a valid sale and assignment of such Student Loans. Notwithstanding the foregoing, if the transfer of the Student Loans is deemed to be an assignment of collateral as security for the benefit of a Trust, a security interest in the Federal Student Loans created on behalf of the Eligible Lender Trustee may, pursuant to the provisions of 20 U.S.C. (S)1087-2(d)(3), be perfected either through the taking of possession of such loans or the filing of notice of such security interest in the manner provided by the applicable state law version Uniform Commercial Code ("UCC") for perfection of security interests in accounts. A financing statement or statements covering the Student Loans will be filed under the UCC to protect the interest of the Eligible Lender Trustee in the event the transfer by the Seller is deemed to be subject to the UCC.

        If the transfer of the Student Loans is deemed to be an assignment as security for the benefit of a Trust, there are certain limited circumstances under the UCC in which prior or subsequent transferees of Student Loans coming into existence after the Closing Date could have an interest in such Student Loans with priority over the related Eligible Lender Trustee's interest. A tax or other government lien on property of the Seller arising prior to the time a Student Loan comes into existence may also have priority over the interest of the related Eligible Lender Trustee in such Student Loan. Under the related Loan Sale Agreement, however, the Seller will warrant that it has caused the Student Loans to be transferred to the related Eligible Lender Trustee on behalf of a Trust free and clear of the lien of any third-party. In addition, the Seller will covenant that it will not sell, pledge, assign, transfer or grant any lien on any Student Loan (or any interest therein) other than to the related Eligible Lender Trustee on behalf of a Trust, except as provided below.

        Pursuant to each Master Servicing Agreement, the Master Servicer as custodian on behalf of the related Trust will have custody of the promissory notes evidencing the Student Loans following the sale of the Student Loans to the related Eligible Lender Trustee. Although the accounts and computer records of the Seller and Master Servicer will be marked to indicate the sale and although the Seller will cause UCC financing statements to be filed with the appropriate authorities, the Student Loans will not be physically segregated, stamped or otherwise marked to indicate that such Student Loans have been sold to such Eligible Lender Trustee. If, through inadvertence or otherwise, any of the Student Loans were sold to another party, or a security interest therein were granted to another party, that purchased (or took such security interest in) any of such Student Loans in the ordinary course of its business and took possession of such Student Loans, then the purchaser (or secured party) might acquire an interest in the Student Loans superior to the interest of the Eligible Lender Trustee if the purchaser (or secured party) acquired (or took a security interest in) the Student Loans for new value and without actual knowledge of the related Eligible Lender Trustee's interest. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties".

        With respect to each Trust, in the event of a Servicer Default resulting solely from certain events of insolvency or bankruptcy that may occur with respect to the Seller or the Master Servicer, a court, conservator, receiver or liquidator may have the power to prevent either the related Indenture Trustee or Noteholders of the related series from appointing a successor Servicer. See "Description of the Transfer and Servicing Agreements -- Rights Upon Servicer Default".

Certain Matters Relating to Receivership

        The Seller will warrant to each Trust in the related Loan Sale Agreement that the sale of the Student Loans to such Trust is a valid sale of the Student Loans by the Seller to such Trust. Notwithstanding the foregoing, in the event of an insolvency of the Seller, it is possible that a conservator or receiver for, or a creditor of, the Seller may argue that each transaction between the Seller and a Trust was a pledge of the related Student Loans in connection with a borrowing by the Seller rather than a true sale. Such an attempt, even if unsuccessful, could result in delays in distributions on the Securities.

        The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") significantly expanded the powers of the Federal Deposit Insurance Corporation ("FDIC") as a conservator or receiver of insolvent banks. To the extent that the Seller has granted a first priority perfected security interest in the Student Loans to each Trust, and the interest is validly perfected and was not taken in contemplation of insolvency or with the intent to hinder, delay or defraud the Seller's creditors, that security interest should not be subject to avoidance by the FDIC as conservator or receiver of the Seller. If, however, the FDIC were to take a contrary position, such as by requiring the Indenture Trustee or Eligible Lender Trustee with respect to each Trust to establish its rights in the related Student Loans by submitting to and complying with the administrative claims procedure established under FIRREA, delays in payments on the Securities and possible reductions in the amounts of those payments could occur. In addition, under FIRREA, the FDIC may disaffirm or repudiate any contract to which an insolvent bank is a party, the performance of which is determined to be burdensome, and the disaffirmance of which is determined to promote the orderly administration of such bank's affairs. If the FDIC were to contend successfully that the Securities of any series evidence a secured borrowing and that it has the power to repudiate such Securities, the effect of such repudiation should be to accelerate the maturities of such Securities. In the event of such acceleration, the amount paid on such Securities would depend, among other things, on the amount which could be realized from the sale or other disposition of the related Student Loans at such time. Although each Master Servicing Agreement will provide for the replacement of the Seller as Master Servicer in the event of the appointment of a conservator or receiver of the Seller, the FDIC as conservator or receiver may enforce most types of contracts, including a Master Servicing Agreement, pursuant to their terms, notwithstanding any such provision. The FDIC, as conservator or receiver, may also transfer to a new obligor an insolvent bank's assets and liabilities (including, in the event that the Securities of any series were deemed to evidence a secured borrowing, the related Student Loans and the liability evidenced by such Securities) without the approval of the bank's creditors (including, in the event such Securities were deemed to evidence a secured borrowing, holders of such Securities).

Consumer Protection Laws

        Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. Also, some state laws impose finance charge ceilings and other restrictions on certain consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon lenders who fail to comply with their provisions. In certain circumstances, a Trust may be liable for certain violations of consumer protection laws that apply to the Student Loans, either as assignee or as the party directly responsible for obligations arising after the transfer. For a discussion of a Trust's rights if the Student Loans were not originated or serviced in compliance in all material respects with applicable laws, see "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and "-- Servicer Covenants".

Loan Origination and Servicing Procedures Applicable to Student Loans

        The Act, including the implementing regulations thereunder (in the case of Federal Student Loans) and the private guarantee programs (in the case of Private Student Loans) impose specified requirements, guidelines and procedures with respect to originating and servicing student loans such as the Student Loans. Generally, those procedures require that completed loan applications be processed, a determination of whether an applicant is an eligible borrower under applicable standards (including a review of a financial need analysis in the case of Federal Student Loans and the performance of a creditworthiness evaluation in the case of Private Student Loans) be made, the borrower's responsibilities under the loan be explained to him or her, the promissory note evidencing the loan be executed by the borrower and then that the loan proceeds be disbursed in a specified manner by the lender. After the loan is made, the lender must establish repayment terms with the borrower, properly administer deferrals and forbearance and credit the borrower for payments made thereon. If a borrower becomes delinquent in repaying a loan, a lender or a servicing agent must perform certain collection procedures (primarily telephone calls and demand letters) which vary depending upon the length of time a loan is delinquent. The Master Servicer has agreed pursuant to the related Master Servicing Agreement to perform collection and servicing procedures on behalf of the related Trust. However, failure to follow these procedures or failure of the originator of the loan to follow procedures relating to the origination of any Federal Student Loans could result in adverse consequences. In the case of the Federal Student Loans, any such failure could result in the Department's refusal to make reinsurance payments to the Federal Guarantors or to make Interest Subsidy Payments and Special Allowance Payments to the Eligible Lender Trustee with respect to such Federal Student Loans or in the Federal Guarantors' refusal to honor their Guarantee Agreements with the Eligible Lender Trustee with respect to such Federal Student Loans. Failure of the Federal Guarantors to receive reinsurance payments from the Department could adversely affect the Federal Guarantors' ability or legal obligation to make Guarantee Payments to the related Eligible Lender Trustee with respect to such Federal Student Loans. In the case of the Private Student Loans, failure to make or service properly such Private Student Loans in accordance with such procedures could adversely affect the related Eligible Lender Trustee's ability to obtain Guarantee Payments from the Private Guarantors.

        Loss of any such Guarantee Payments, Interest Subsidy Payments or Special Allowance Payments could adversely affect the amount of Available Funds on any Distribution Date and the related Trust's ability to pay principal and interest on the Notes of the related series and to make distributions in respect of the Certificates of the related series. Under certain circumstances, the related Trust has the right, pursuant to the related Loan Sale Agreement and Master Servicing Agreement, to cause the Seller to repurchase any Student Loan, or to cause the Master Servicer to arrange for the purchase of any Student Loan, if a breach of the representations, warranties or covenants of the Seller or the Servicer, as the case may be, with respect to such Student Loan has a material adverse effect on the interest of the Trust therein and such breach is not cured within any applicable cure period. See "Description of the Transfer and Servicing Agreements -- Sale of Student Loans; Representations and Warranties" and "-- Servicer Covenants". The failure of the Seller to so purchase, or of the Servicer to arrange for the purchase of, a Student Loan would constitute a breach of the related Loan Sale agreement and Master Servicing Agreement, enforceable by the related

Eligible Lender Trustee on behalf of the related Trust or by the related Indenture Trustee on behalf of the Noteholders of the related series, but would not constitute an Event of Default under the Indenture.

Student Loans Generally Not Subject to Discharge In Bankruptcy

        Student Loans are generally not dischargeable by a borrower in bankruptcy pursuant to the U.S. Bankruptcy Code, unless (a) such Student Loan first became due before seven years (exclusive of any applicable suspension of the repayment period) before the date of the bankruptcy or (b) excepting such debt from discharge will impose an undue hardship on the debtor and the debtor's dependents.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a general summary of certain federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates. The summary does not purport to deal with federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

        The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Trust will be provided with an opinion of Federal Tax Counsel regarding certain federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

Tax Characterization of the Trust

        Federal Tax Counsel will deliver its opinion that each Trust will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the related Trust Agreement and related documents will be complied with, and on counsel's conclusions that (1) such Trust will not have certain characteristics necessary for a business trust to be classified as an association taxable as a corporation and (2) the nature of the income of such Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

        If a Trust were taxable as a corporation for federal income tax purposes, such Trust would be subject to corporate income tax on its taxable income. Such Trust's taxable income would include all of its income on the Student Loans, and would be reduced by its expenses, including the interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by such Trust.

Tax Consequences to Holders of the Notes

        Treatment of the Notes as Indebtedness. The Seller will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal, state and local income and franchise tax purposes. Federal Tax Counsel will, except as otherwise provided in the related Prospectus Supplement, deliver an opinion to the Trust that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

        Original Issue Discount. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, that the interest formula for the Notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID Regulations") relating to original issue discount ("OID"), and that any OID on the Notes (i.e., any excess of the stated redemption price at maturity of the Notes, generally the principal amount of the Notes, over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the related Prospectus Supplement. The OID Regulations do not address their application to debt instruments such as the Notes that are subject to prepayment based on the prepayment of other debt instruments. The legislative history of the OID provisions of the Code provides, however, that the calculation and accrual of OID should be based on the prepayment assumption used by the parties in pricing the transaction. In the event that any of the Notes are issued with OID, the prepayment assumption will be set forth in the related Prospectus Supplement. Furthermore, although premium amortization and accrued market discount on debt instruments such as the Notes, which are subject to prepayment based on the payments on other debt instruments, is to be determined under regulations yet to be issued, the legislative history of these Code provisions provides that the same prepayment assumption used to calculate OID, whether or not the debt instrument is issued with OID, should be used. The OID Regulations are effective for debt instruments, such as the Notes, issued on or after April 4, 1994.

        Interest Income on the Notes. Based on the above assumptions, except as discussed below or in the related Prospectus Supplement the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID Regulations, a holder of a Note that was issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. Alternatively, a Noteholder may elect to accrue all interest and discount (including de minimis market discount or OID), as adjusted by any premium, in income as interest, based on a constant yield method. If such an election were made with respect to a Note with market discount, the Noteholder would be deemed to have made an election to include in income currently market discount with respect to all debt instruments having market discount that such Noteholder acquires during the year of the election and thereafter. Similarly, a Noteholder that makes this election for a Note that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Noteholder owns or acquires. The election to accrue interest, discount and premium under a constant yield method with respect to a Note is irrevocable without the consent of the IRS. A purchaser who buys a Note for more or less than its principal amount generally will be subject, respectively, to the premium amortization or market discount rules of the Code.

        "Qualified Stated Interest", which is taxable in accordance with the holder's method of accounting, is interest that is unconditionally payable (i.e., late payments are penalized) at least annually at a single fixed rate. The Company intends to treat the interest paid on the Notes as Qualified Stated Interest.

        A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, banks and securities dealers, as set forth in Section 1281 of the Code) generally will be required to report interest income as interest accrues on a ratable basis over the term of each interest period or, at the election of the holder, on a constant yield basis (i.e., treating the instrument as accruing interest at a single rate). Cash basis holders of a Short-Term Note will, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1282 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

        Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

        Foreign Holders. Interest paid (or accrued) to a Noteholder who is for United States federal income tax purposes a nonresident alien, foreign corporation, foreign estate or trust, foreign partnership or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, provided, that (i) the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person, (ii) the foreign person is neither actually or constructively a "10 percent shareholder" of the Trust, the Seller or the Company (including a holder of 10% of the outstanding Certificates) nor a "controlled foreign corporation" with respect to which the Trust, the Seller or the Company is a "related person" within the meaning of the Code and (iii) the foreign person provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable tax treaty.

        Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person generally will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

        If the interest, gain or income on a Note held by a foreign person is effectively connected with the conduct of a trade or business in the United States by the foreign person (although exempt from the withholding tax previously discussed if the holder provides an appropriate statement), the holder generally will be subject to United States federal income tax on the interest, gain or income at regular federal income tax rates. In addition, if the foreign person is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits" within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable tax treaty (as modified by the branch profits tax rules).

        Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate setting forth the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31% of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

        Possible Alternative Treatments of the Notes. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes would be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of Federal Tax Counsel, the Trust would be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to foreign holders might be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Trust expenses.

Tax Consequences to Holders of the Certificates

        The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, that a series of Securities includes a single class of Certificates and that any such Certificates are sold to persons other than the Seller. If these conditions are not satisfied with respect to any given series of Certificates, any additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

        Treatment of the Trust as a Partnership. The Seller and the Master Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal, state and local income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders (including the Seller in its capacity as recipient of distributions from the Reserve Account, if any), and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificateholders, the Noteholders, the Seller and the Master Servicer is not clear because there is no authority on transactions comparable to that contemplated herein.

        Under the provisions of Subchapter K of the Code, a partnership is not considered to be a separate taxable entity. Instead, partnership income is taxed directly to the partners and each partner generally is viewed as owning a direct undivided interest in each partnership asset. The partnership generally is treated as an entity, however, for purposes of computing partnership income, determining the tax consequences of transactions between a partner and the partnership, and characterizing the gain on the sale or exchange of a partnership interest. The following discussion is a summary of some of the material federal income tax consequences of classifying the Trust as a partnership. Prospective owners of Trust Certificates should consult their own tax advisors regarding the federal income tax consequences discussed below, as well as any other material federal income tax consequences that may result from applying the provisions of Subchapter K to the ownership and transfer of a Trust Certificate.

        Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the Student Loans (including appropriate adjustments for market discount, OID and bond premium), investment income from investments of amounts on deposit in any related Trust Accounts and any gain upon collection or disposition of Student Loans. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Student Loans.

        The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each Interest Period (as defined in the applicable Prospectus Supplement, an "Interest Period") equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such Interest Period, including interest accruing at the Pass-Through Rate for such Interest Period and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust income attributable to discount on the Student Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; and (iii) all other amounts of income payable to the Certificateholders for such Interest Period. All remaining taxable income of the Trust will be allocated to the Seller. Based on the economic arrangement of the parties, this approach for allocating Trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire amount of interest accruing on the Certificates for an Interest Period, based on the Pass-Through Rate plus the other items described above, even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

        An individual taxpayer's share of expenses of the Trust (including fees to the Master Servicer but not interest expenses) are miscellaneous itemized deductions which generally are deductible to the extent they exceed two percent of the individual's adjusted gross income. However, an individual taxpayer may be required to reduce his or her itemized deductions further if such taxpayer's income exceeds certain annual levels. Accordingly, such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust.

        The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each of the Student Loans, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

        Computation of Income. Taxable income of the Trust will be computed at the Trust level and then allocated pro rata to the Trust Certificateholders. Consequently, the method of accounting for taxable income will be chosen by, and any elections (such as those described above with respect to the market discount rules) will be made by, the Trust rather than the Trust Certificateholders. The Trust intends, to the extent possible, to (i) have the taxable income of the Trust computed under the accrual method of accounting and (ii) adopt a calendar-year taxable year for computing the taxable income of the Trust. The tax year of the Trust, however, is generally determined by reference to the tax years of the Certificateholders. As a result, an owner of a Trust Certificate would be required to include its pro rata share of Trust income for a taxable year as determined by the Trust in such Trust Certificateholder's gross income for its taxable year in which the taxable year of the Trust ends.

        Determining the Bases of Trust Assets. The Trust will become a partnership on the first date when Trust Certificates are held by more than one person. On that date, each of the Trust Certificateholders should be treated as having purchased a pro rata share of the assets of the Trust (subject to the liability for the Notes) followed immediately by a deemed contribution of such assets to the newly formed partnership. The partnership's basis in the Trust's assets would therefore equal the sum of the Trust Certificateholders' bases in their respective interests in the Trust's assets immediately prior to the deemed contribution to the partnership. To the extent that the fair market value of the assets deemed contributed to the partnership varied from the bases of such assets to the partnership, the allocation of taxable income to the Trust Certificateholders would be adjusted in accordance with Code Section 704(c) to account for such variations.

        Under Code Section 708 a partnership is considered to terminate if 50% or more of the partnership interests are sold or exchanged within a 12-month period. If such a termination occurs, the partnership is deemed to distribute its assets to its partners (including the transferee partner, the Seller) who are then deemed to recontribute those assets to a new partnership. The new partnership would have a basis in those assets equal to the basis of the contributing partners in their partnership interests. If the Trust were characterized as a partnership and a sale of Trust Certificates terminated the partnership under Code Section 708, the purchaser's basis in its ownership interest would automatically be reflected in its pro rata portion of the Trust's assets.

        Discount and Premium. To the extent that OID, if any, on the Student Loans exceeds a de minimis amount, the Trust would have OID income. As indicated above, a portion of such OID income may be allocated to the Certificateholders.

        Moreover, the purchase price paid by the Trust for the Student Loans may be greater or less than the remaining principal balance of the Student Loans at the time of purchase. If so, the Student Loans will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.)

        If the Trust acquires the Student Loans at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the Student Loans or to offset any such premium against interest income on the Student Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

        Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. To the extent that the Trust is characterized as a partnership, a Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust income (net of deductions) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificate and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a pro rata portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

        Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Student Loans generally would be treated as ordinary income to the holder and could give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements.

        If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

        Allocations Between Transferors and Transferees. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect the tax liability and tax basis of the holder) attributable to periods before the actual transaction.

        The use of such a monthly convention may not be permitted by existing laws and regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Seller is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future laws, regulations or other IRS guidance.

        Section 754 Election. In the event that a Certificateholder sells a Certificate at a profit (or loss), the purchasing Certificateholder will have a higher (or lower) basis in the Certificate than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

        Administrative Matters. The Eligible Lender Trustee is required to keep or cause to be kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the taxable year of the Trust will be the calendar year. The Eligible Lender Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-
l. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information returns filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

        Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act that holds Certificates as a nominee is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

        The Company will be designated as the "tax matters partner" in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

        Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. These rates may be increased by proposed tax legislation. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

        Each foreign holder might be required to file a U.S. individual or corporate income tax return (including in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

        Proposed Tax Legislation. Recently, various bills have been introduced before Congress that would apply special rules to "large partnerships", generally defined as partnerships with at least 250 partners during a taxable year. Under these bills, certain computations would be made at the partnership level rather than the partner level. In particular, taxable income would be calculated at the partnership level, which could have the effect of disallowing a share of partners' deductions under certain circumstances. Moreover, large partnerships would become subject to new audit procedures. No prediction can be made whether such legislation will be enacted, the form in which it might be enacted, or the ultimate effective date of such legislation. The Prospectus Supplement will disclose any further information on these provisions.

        Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "Backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

        THE FEDERAL TAX DISCUSSIONS SET FORTH ABOVE ARE INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A NOTEHOLDER'S OR CERTIFICATEHOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES AND CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                        CERTAIN STATE TAX CONSEQUENCES

        The loan servicing activities to be undertaken by the Master Servicer will predominantly take place in Maryland.

        Because of the variation in each state's tax laws based in whole or in part upon income, it is impossible to predict tax consequences to holders of Notes and Certificates in all of the state taxing jurisdictions in which they are already subject to tax. Noteholders and Certificateholders are urged to consult their own tax advisors with respect to state tax consequences arising out of the purchase, ownership and disposition of Notes and Certificates.

        The State of Maryland imposes an individual income tax and a corporate income tax. This discussion is based upon present provisions of Maryland statutes and the regulations promulgated thereunder, and applicable judicial or ruling authority, all of which are subject to change, which change may be retroactive. No ruling on any of the issues discussed below will be sought from the Maryland Department of Revenue.

Tax Consequences with Respect to the Notes

        It is expected that Maryland Tax Counsel will deliver an opinion to the Trust that, assuming the Notes are treated as debt for federal income tax purposes, the Notes will be treated as debt for Maryland individual income and corporate income tax purposes. Accordingly, Noteholders not otherwise subject to taxation in Maryland should not become subject to taxation in Maryland solely because of a holder's ownership of Notes. However, a Noteholder already subject to Maryland's individual income tax or corporate income tax could be required to pay additional Maryland tax as a result of the holder's ownership or disposition of Notes.

Tax Consequences with Respect to the Certificates

        If the arrangement created by the Trust Agreement is treated as a partnership, not taxable as a corporation, for federal income tax purposes, Maryland Tax Counsel will deliver an opinion that the same treatment should also apply for Maryland tax purposes. As a result, the partnership should not be subject to the Maryland Corporate income tax (if such taxes were applicable, however, they could result in reduced distributions to Certificateholders). Moreover, Certificateholders that are not otherwise subject to tax in Maryland should not be subject to Maryland individual income or corporate income tax with respect to income from the partnership, unless in the unlikely event the Trust is considered to be carrying on business in Maryland.

                             ERISA CONSIDERATIONS

The Notes

        Unless otherwise specified in the Prospectus Supplement, the Notes of each series may be purchased by an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA by a plan described in Section 4975(e)(1) of the Code, including an individual retirement account (a "Plan"). A fiduciary of the Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or
Section 4975 of the Code. Employee plans which are government plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or the Code.

The Certificates

        Unless otherwise specified in the Prospectus Supplement, the Certificates of each series may not be purchased by a Plan or by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). Such purchase of an equity interest in the Trust will result in the assets of the Trust being deemed assets of a Benefit Plan for the purposes of, ERISA and the Code, and certain transactions involving the Trust may then be deemed to constitute prohibited transactions under Section 406 of ERISA and Section 4975 of the Code. A violation of the "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons.

        By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not a Benefit Plan.

        If a given series of Certificates may be acquired by a Benefit Plan because of the application of an exception contained in a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), such exception will be discussed in the related Prospectus Supplement.

                                 *     *     *

        A plan fiduciary considering the purchase of Securities of a given series should consult its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                             PLAN OF DISTRIBUTION

        On the terms and conditions set forth in an underwriting agreement with respect to the Notes of a given series and an underwriting agreement with respect to the Certificates of such series (collectively, the "Underwriting Agreements"), the Seller will agree to cause the related Trust to sell to the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Notes and Certificates, as the case may be, of the related series set forth therein and in the related Prospectus Supplement.

        In each of the Underwriting Agreements with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Notes and Certificates, as the case may be, described therein which are offered hereby and by the related Prospectus Supplement if any of such Notes and Certificates, as the case may be, are purchased.

        Each Prospectus Supplement will either (i) set forth the price at which each class of Notes and Certificates, as the case may be, being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Notes and Certificates, as the case may be or (ii) specify that the related Notes and Certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any such Notes and Certificates, as the case may be, such public offering prices and such concessions may be changed.

        Each Underwriting Agreement will provide that the Seller will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

        Each Trust may, from time to time, invest the funds in its Trust Accounts in Eligible Investments acquired from such underwriters.

        Pursuant to each of the Underwriting Agreements with respect to a given series of Securities, the closing of the sale of any class of Securities subject to either thereof will be conditioned on the closing of the sale of all other such classes subject to either thereof.

        The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.

                                 LEGAL MATTERS

        Certain legal matters relating to the Securities of any series will be passed upon for the related Trust, the Seller, the Master Servicer and the Administrator by McGuire, Woods, Battle & Boothe, L.L.P., Richmond, Virginia, and for the underwriters for such series by the law firm specified in the related Prospectus Supplement. Certain federal and Maryland State income and corporate income tax and other matters will be passed upon for each Trust by McGuire, Woods, Battle & Boothe, L.L.P.

                           INDEX OF PRINCIPAL TERMS

        Set forth below is a list of the defined terms used in this Prospectus and the pages on which the definitions of such terms may be found herein.

                                                                   Page
                                                                   ----
1992 Amendments..................................................... 18
1993 Act............................................................ 10, 19
Act................................................................. 16
Add-on Consolidation Loans.......................................... 36
Additional Fundings................................................. 50
Administration Agreement............................................ 13, 59
Administration Fee.................................................. 59
Administrator.......................................................  7
Administrator Default............................................... 59
Applicable Trustee.................................................. 47
Assigned Assets..................................................... 25
Assumed Agreements.................................................. 25
Assumed Obligations................................................. 25
Assuming Entity..................................................... 25
Benefit Plan........................................................ 70
Calculation Agent................................................... 47
Cede................................................................ 23
Certificate Balance.................................................  8
Certificate Pool Factor............................................. 40
Certificates........................................................  1
Closing Date........................................................ 9, 49
Code................................................................ 62
Collection Account.................................................. 51
Collection Period................................................... 52
Commission..........................................................  2
Cutoff Date.........................................................  9
Deferral Period..................................................... 33
Definitive Certificates............................................. 48
Definitive Notes.................................................... 48
Definitive Securities............................................... 48
Department..........................................................  9
Depository.......................................................... 40
Distribution Date................................................... 41
DTC's Nominee....................................................... 23
Eligible Deposit Account............................................ 51
Eligible Institution................................................ 51
Eligible Lender Trustee.............................................  1
ERISA............................................................... 15
Event of Default.................................................... 42
Existing Borrowers.................................................. 10
Family contribution................................................. 30
FDIC................................................................ 23, 60
Federal Assistance.................................................. 31
Federal Consolidation Loan.......................................... 36
Federal Consolidation Loans......................................... 28
Federal Direct Consolidation Loan Program........................... 19
Federal Guarantor...................................................  9

Federal Origination Fee............................................. 19
Federal PLUS Loans.................................................. 28
Federal SLS Loans................................................... 28
Federal Stafford Loans.............................................. 28
Federal Student Loans...............................................  9
Federal Supplemental Loans to Students.............................. 28
Federal Tax Counsel................................................. 14
Federal Unsubsidized Stafford Loans................................. 28
FFELP............................................................... 16
FIRREA.............................................................. 23, 60
Fixed Rate Securities............................................... 46
Floating Rate Securities............................................ 46
Forbearance Period.................................................. 34
Foreign person...................................................... 64
Funding Period......................................................  9
Grace Period........................................................ 33
Guarantee Agreement................................................. 16
Guarantee Agreements................................................ 16
Guarantee Payments..................................................  9
Guarantors..........................................................  9
Indenture...........................................................  7
Indenture Trustee...................................................  1
Index Shortfall Carryover........................................... 42
Indirect Participants............................................... 47
Insolvency Event.................................................... 57
Interest Rate.......................................................  8
Interest Reset Period............................................... 46
Interest Subsidy Payments........................................... 31
Investment Earnings................................................. 51
IRS................................................................. 62
Issuer..............................................................  7
Loan Sale Agreement.................................................  9
Loan Servicing Agreement............................................ 7, 12
Master Servicer.....................................................  7
Minimum Purchase Price.............................................. 58
Monthly Rebate Fee.................................................. 18
Note Pool Factor.................................................... 40
OID................................................................. 63
OID Regulations..................................................... 63
Participants........................................................ 41
Pass-Through Rate...................................................  8
Plan................................................................ 70
Pool Balance........................................................ 40
Pool Factor......................................................... 40
Pre-Funding Account................................................. 10
Pre-Funding Amount.................................................. 10
Private Guarantor...................................................  9
Private Student Loans...............................................  9
Prospectus Supplement...............................................  1
Purchase Amount..................................................... 50
Qualified Stated Interest........................................... 63
Qualified student................................................... 29

Registration Statement..............................................  2
Related Documents................................................... 44
Reserve Account..................................................... 11, 54
Reserve Account Initial Deposit..................................... 11
Revolving Period.................................................... 10
Secretary........................................................... 22
Securities..........................................................  1
Securities Act......................................................  2
Seller.............................................................. 1, 7
Servicer Default.................................................... 22, 56
Servicing Fee....................................................... 13, 53
Short-Term Note..................................................... 63
Signet.............................................................. 1, 7
Special Allowance Payments.......................................... 30
Spread.............................................................. 46
Spread Multiplier................................................... 46
Student Loans....................................................... 1, 9
Subservicer......................................................... 12, 25
Subservicers........................................................ 52
Subservicing Agreement.............................................. 25
Tax Opinion......................................................... 26
Transfer and Servicing Agreements................................... 49
Trust............................................................... 1, 7
Trust Accounts...................................................... 51
Trust Agreement.....................................................  7
UCC................................................................. 50
Underwriting Agreements............................................. 71
Unmet Need.......................................................... 30

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the accompanying Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Prospectus Supplement and the Prospectus do not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale shall, under any circumstances, create an implication that information herein or therein is correct as of any time subsequent to the date of this Prospectus Supplement or Prospectus.

                            -----------------------

                               Table of Contents

                                                                            Page
                                                                            ----

                             Prospectus Supplement











                                  Prospectus







                            -----------------------

Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Securities described in this Prospectus Supplement, whether or not participating in the distribution, may be required to deliver this Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver this Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotment or subscriptions.


                            $
                             ----------------------



                              SIGNET STUDENT LOAN
                                 TRUST 1996-A


                            $
                             ----------------------
                            Floating Rate Class A-1
                              Asset Backed Notes


                            $
                             ----------------------
                            Floating Rate Class A-2
                              Asset Backed Notes


                            $
                             ----------------------
                                 Floating Rate
                           Asset Backed Certificates




                                  Signet Bank
                          Seller and Master Servicer




                             PROSPECTUS SUPPLEMENT

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

         Expenses in connection with the offering of the Notes and the Certificates being registered herein are estimated as follows:

         SEC registration fee.....................................$
                                                                    -------
         Legal fees and expenses..................................
                                                                    -------
         Accounting fees and expenses.............................
                                                                    -------
         Blue Sky fees and expenses...............................
                                                                    -------
         Rating agency fees.......................................
                                                                    -------
         Eligible Lender Trustee fees and expenses................
                                                                    -------
         Indenture Trustee fees and expenses......................
                                                                    -------
         Printing expenses........................................
                                                                    -------
         Miscellaneous............................................
                                                                    -------
              Total...............................................$
                                                                    -------

Item 15.  Indemnification of Directors and Officers.

         Article 10 of the Virginia Stock Corporation Act and the Articles of Incorporation of Signet provide for indemnification of the Banks's directors and officers in a variety of circumstances, which may include liability under the Securities Act of 1933. In addition, the Bank carries insurance on behalf of directors, officers, employees or agents which may cover liabilities under the Securities Act of 1933.

Item 16.  Exhibits.

         1.1             Form of Underwriting Agreement for Notes *

         1.2             Form of Underwriting Agreement for Certificates *

         3.1             Articles of Incorporation of Signet Bank *

         3.2             Bylaws of Signet Bank *

         3.3             Certificate of Incorporation of General Partner corporation *

         3.4             Bylaws of General Partner corporation *

         3.5             Form of Certificate of Trust for the Trusts (included as an exhibit to Exhibit 4.2) *

         4.1             Form of Indenture between the Trust and the Indenture Trustee (included as an exhibit thereto a form of
                         Note) *

         4.2             Form of Trust Agreement among the Seller, the Company and the Eligible Lender Trustee (included as an exhibit thereto a form of Certificate) *


         4.3             Form of Note (included as an exhibit to Exhibit 4.1) *

         4.4             Form of Certificate (included as an exhibit to Exhibit 4.2) *

         5.1             Opinion of McGuire, Woods, Battle & Boothe, L.L.P. with respect to legality *

         8.1             Opinion of McGuire, Woods, Battle & Boothe, L.L.P. with respect to tax matters *

         23.1            Consent of McGuire, Woods, Battle & Boothe, L.L.P. (included as part of Exhibit 5.1 and 8.1) *

         24.1            Powers of Attorney

         25.1            Statement of Eligibility under the Trust Indenture Act of 1939 of the Indenture Trustee (bound separately)*


         99.1            Form of Loan Sale Agreement among the Seller, the Trust and the Eligible Lender Trustee *

         99.2            Form of Master Servicing Agreement among the Master Servicer, the Trust and the Eligible Lender
                         Trustee*

         99.3            Form of Administration Agreement among the Trust, the Indenture Trustee and Signet Bank, as
                         Administrator *

-------------------------------------
* To be filed by amendment.

Item 17.  Undertakings.

         (a)  As to Rule 415:

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

                   (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

                   (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this Registration Statement.

         (2) That, for the purposes of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona bide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) As to documents subsequently filed that are incorporated by reference:

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The undersigned Registrant hereby undertakes to provide to the Underwriter at the closing specified in the Underwriting Agreements Notes and Certificates in such denominations and registered in such names are required by the Underwriter to permit prompt delivery to each purchaser.

         (d) As to indemnification:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (e) The undersigned Registrant hereby undertakes that:

         (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
(4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (2) For the purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Richmond, State of Virginia, on October 30, 1996.

                           SIGNET BANK, as
                           originator of the Trust (Registrant)

                           By:  /s/ Wallace B. Millner, III
                                -------------------------------------------
                                Wallace B. Millner, III
                                Vice Chairman and Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment has been signed below on October 30, 1996, by the following persons in the capacities indicated.

             SIGNATURE                                      CAPACITY
             ---------                                      --------

/s/ Robert M. Freeman              *                   Chairman of the Board
------------------------------------
         Robert M. Freeman

/s/ Malcolm S. McDonald            *                   President, Chief Executive Officer
------------------------------------                   (Principal Executive Officer) and
       Malcolm S. McDonald                             Director

/s/ Wallace B. Millner, III                            Vice Chairman and Chief
------------------------------------                   Financial Officer (Principal
     Wallace B. Millner, III                           Financial Officer)

/s/ T. Gaylon Layfield, III        *                   Vice Chairman, Chief Operating
------------------------------------                   Officer and Director
         T. Gaylon Layfield, III

/s/ W. H. Catlett, Jr.             *                   Executive Vice President and
------------------------------------                   Controller (Principal Accounting
       W. H. Catlett, Jr.                              Officer)

/s/ J. Henry Butta                 *                   Director
------------------------------------
        J. Henry Butta

/s/ Norwood H. Davis, Jr.          *                   Director
------------------------------------
      Norwood H. Davis, Jr.

/s/ William C. DeRusha             *                   Director
------------------------------------
       William C. DeRusha

/s/ C. Stephenson Gillispie, Jr.   *                   Director
------------------------------------
    C. Stephenson Gillispie, Jr.


/s/ Bruce C. Gottwald              *               Director
------------------------------------
         Bruce C. Gottwald

                                   *               Director
------------------------------------
         William R. Harvey

/s/ Elizabeth G. Helm              *               Director
------------------------------------
         Elizabeth G. Helm

/s/ Robert M. Heyssel              *               Director
------------------------------------
         Robert M. Heyssel

/s/ Henry A. Rosenberg, Jr.        *               Director
------------------------------------
         Henry A. Rosenberg, Jr.

/s/ Louis B. Thalheimer            *               Director
------------------------------------
         Louis B. Thalheimer


                         *  By: /s/ Wallace B. Millner, III
                               ----------------------------
                                    Wallace B. Millner, III
                                    Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit         Description                                                                     Page
-------         -----------                                                                     ----
1.1        Form of Underwriting Agreement for Notes                                               *

1.2        Form of Underwriting Agreement for Certificates                                        *

3.1        Certificate of Incorporation of Signet                                                 *

3.2        Bylaws of Signet Bank                                                                  *

3.3        Certificate of Incorporation of General Partner corporation                            *

3.4        Bylaws of General Partner corporation                                                  *

3.5        Form of Certificate of Trust for the Trusts (included
           as an exhibit to Exhibit 4.2)                                                          *

4.1        Form of Indenture between the Trust and the Indenture
           Trustee (included as an exhibit thereto a form of Note)                                *

4.2        Form of Trust Agreement among the Seller, Signet and the Eligible Lender
           Trustee (included as an exhibit thereto a form of Certificate)                         *

4.3        Form of Note (included as an exhibit to Exhibit 4.1)                                   *

4.4        Form of Certificate (included as an exhibit to Exhibit 4.2)                            *

5.1        Opinion of McGuire, Woods, Battle & Boothe, L.L.P. with respect
           to legality                                                                            *

8.1        Opinion of McGuire, Woods, Battle & Boothe, L.L.P. with respect
           to tax matters                                                                         *

23.1       Consent of McGuire, Woods, Battle & Boothe, L.L.P. (included as
           part of Exhibit 5.1 and 8.1)                                                           *

24.1       Powers of Attorney

25.1       Statement of Eligibility under the Trust Indenture Act of 1939 of
           the Indenture Trustee (bound separately)                                               *

99.1       Form of Loan Sale Agreement among the Seller, the Trust and the Eligible
           Lender Trustee                                                                         *

99.2       Form of Master Servicing Agreement among the Master Servicer, the Trust and
           the Eligible Lender Trustee                                                            *

99.3       Form of Administration Agreement among the Trust, the Indenture Trustee
           and Signet Bank, as Administrator                                                      *


---------------------
* To be filed by amendment.